As filed with the Securities and Exchange Commission on February 23, 2024
Investment Company Act File No. 811-23939

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐

AB CarVal Credit Opportunities Fund
(Exact name of Registrant as specified in Charter)

1601 Utica Avenue South, Suite 1000, Minneapolis,
MN
, 55416
(Address of principal executive offices)
Registrant’s Telephone Number, including Area Code:
952-444-4780
Matthew Bogart, Esq.
1601 Utica Avenue South
Suite 1000
Minneapolis,
MN
55416

COPIES TO:

Kenneth Young, Esq. Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 (215) 994-2988	William J. Bielefeld, Esq. Matthew E. Barsamian, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006 (202) 261-3386

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐
If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐
If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐
It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”) and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act and an “Eligible Investor” as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Registrant.
The information required to be included in this Registration Statement by Part A – Information Required in a Prospectus and
Part B –Information Required in a Statement of Additional Information of
Form N-2
is contained in the confidential private placement memorandum (the “Confidential Private Placement Memorandum”) that follows.

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
AB CARVAL CREDIT OPPORTUNITIES FUND
Advisor Class Shares of Beneficial Interest
AB CarVal Credit Opportunities Fund is a newly formed statutory trust formed under the laws of the State of Delaware and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company. Advisor Class shares of beneficial interest of the Fund (“Shares”) are not being registered under the Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any of the States of the United States, since such Shares will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and analogous exemptions under state securities laws. Investment in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Confidential Private Placement Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.
This Confidential Private Placement Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy, and there shall not be any sale of Shares, in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation, or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Confidential Private Placement Memorandum. You should not assume that the information provided by this Confidential Private Placement Memorandum is accurate as of any date other than the date shown below.
This Confidential Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares described herein and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document). Notwithstanding the foregoing, but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor may disclose to any and all persons, without limitation, the tax treatment and tax structure of the Fund and the offering of the Shares and all materials of any kind that are provided to the investor relating to such tax treatment and structure.
Prospective investors should not construe the contents of this Confidential Private Placement Memorandum as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.
Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom and subject to the restrictions described herein. The Fund does not intend to list Shares on a securities exchange, and it is not expected that there will be a public market for the Shares. As a result, shareholders’ ability to sell Shares will be limited. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.
Purchases of Shares are suitable only for persons of substantial financial means who can make a long-term investment, can bear the risk of loss of their total investment in the Shares, and have no need for short-term liquidity with respect to such investment. Shares will be marketed and made available to these types of investors (subject to the terms of this Confidential Private Placement Memorandum, any documents referenced herein, and applicable marketing laws and regulations in all relevant jurisdictions). However, the Adviser reserves the right to reject any prospective investor for any reason.

No Right of Redemption
. Shareholders do not have the right to cause the Fund to redeem their Shares. No public market for the Shares exists, and the Fund contemplates that one will not develop. Consequently, Shareholders may not be able to liquidate their investment.
Investment Objective
. The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategy
.
The Fund seeks to achieve its investment objective by investing primarily in debt securities and credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset-backed securitizations.
At times, the Fund will invest a substantial portion of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the Credit Investments will have no credit rating at all.
The Fund seeks to capitalize on investment opportunities in credit assets including corporate securities, structured credit, loan portfolios and hard assets. The strategy is not dependent on any one particular asset class, and given the size and scale of the Fund’s investment adviser, AB CarVal Investors, L.P. (the “Adviser”), and its global footprint, it is able to move capital to what it believes are the best opportunities. The Fund intends to be positioned across sectors and along the credit curve (
i.e
., the graphical representation of yields over various maturities) to seek total return, without any explicit duration target or liquidity limitations. The strategy will assess relative value and adapt to fluctuating market conditions on a global basis. The strategy invests in a wide range of instruments at multiple levels of the capital structure and the Adviser seeks out investments that it believes offer attractive risk-adjusted returns across asset classes. The Adviser seeks to construct a portfolio for the Fund that it believes creates an optimal mix of risk, return and volatility across asset classes, yet anticipates that the Fund’s opportunities may be more heavily weighted in different asset classes and geographies depending on the point in the market cycle. Through every cycle, the Fund will seek to provide capital to issuers who may otherwise be unable to obtain attractive financing. The Fund’s composition will move across the United States, Europe and emerging markets, and principally across corporate securities, loan portfolios, structured credit, and hard assets.
See “Investment Objective” and “Investment Strategy.”
Interval Fund
.
 The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to shareholders, you should consider the Shares to be illiquid. The Fund will make repurchase offers in the months of January, April, July and October and expects to make its initial repurchase offer after its first full quarter upon commencement of operation.
 See “Risks Related to the Structure of the Fund

—

Repurchase Program Risk
” and “
Share Repurchase Program.
”
Unlisted
Closed-End
Fund
.
An investment in the Fund is subject to, among others, the following risks:

•	The Fund has no operating history.

•	There is not expected to be any secondary trading market in the Shares.

•	Unlike an investor in many closed-end funds, shareholders should not expect to be able to sell their Shares regardless of how the Fund performs. An investment in the Fund is considered illiquid.

•	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares.

•	There is no assurance that distributions paid by the Fund will be maintained or that dividends will be paid at all, and the amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions, in significant part, from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds or borrowings.

•
The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

Investing in Fund Shares involves a high degree of risk. See “Risk Factors and Special Considerations” beginning on page 28 of this Confidential Private Placement Memorandum.
Investment Adviser.
AB CarVal Investors, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day
selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
This Confidential Private Placement Memorandum concisely provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this Confidential Private Placement Memorandum carefully and to retain it for future reference. When available, the Fund’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by calling the Fund at (800)
227-4618.
The contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Confidential Private Placement Memorandum is truthful or complete. Any representation to the contrary is a criminal offense.
The date of this Memorandum is February 23, 2024

SUMMARY OF TERMS
The following discussion summarizes certain information contained in this confidential private placement memorandum (the “Confidential Private Placement Memorandum” or “Memorandum”) relating to AB CarVal Credit Opportunities Fund (the “Fund”) and the terms of the offering, including the potential merits and risks involved in acquiring the shares. This is only a summary and does not contain all of the information that you should consider before making an investment in the Fund.

Overview of the Fund	The Fund is a newly formed Delaware statutory trust that is registered as a non-diversified,
closed-end
management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is operated as an “interval fund” (as defined below).

Prior to the Fund’s registration as an investment company under the 1940 Act, certain private funds managed by the Adviser (collectively, the “Global Credit Funds”) transferred certain of their assets to the Fund in exchange for shares of the Fund of equal aggregate net asset value.

The Fund currently offers one class of shares of beneficial interest (“Shares”) designated as Advisor Shares (“Advisor Shares”). The Fund has received exemptive relief from the Securities and Exchange Commission (the “SEC”) to, among other things, issue multiple classes of Shares and to impose asset-based distribution fees and early-withdrawal fees as applicable (the “Multi-Class Exemptive Relief”), and it is anticipated that in the future, the Fund will offer additional classes of shares pursuant to the Multi-Class Exemptive Relief, which will be subject to different fees and expenses than the Advisor Shares, as described herein.

Investment Objective	The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

Investment Strategy	The Fund seeks to achieve its investment objective by investing primarily in debt securities and credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset-backed securitizations. At times, the Fund will invest a substantial portion of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the Credit Investments will have no credit rating at all.

The Fund seeks to capitalize on investment opportunities in credit assets including corporate securities, structured credit, loan portfolios and hard assets. The strategy is not dependent on any one particular asset class, and given the size and scale of the Adviser and its global footprint, it is able to move capital to what it believes are the best opportunities. The Fund intends to be positioned across sectors and along the credit curve (i.e., the graphical representation of yields over various maturities) to seek total return, without any explicit duration target or liquidity limitations. The strategy will assess relative value and adapt to fluctuating market conditions on a global basis. The strategy invests in a wide range of instruments at multiple levels of the capital structure and the Adviser seeks out investments that it believes offer attractive risk-adjusted returns across asset classes. The Adviser seeks to construct a portfolio for the Fund that it believes creates an optimal mix of risk, return and volatility across asset classes, yet anticipates that the Fund’s opportunities may be more heavily weighted in different asset classes and geographies depending on the point in the market cycle. Through every cycle, the Fund will seek to provide capital to issuers who may otherwise be unable to obtain attractive financing. The Fund’s composition will move across the United States, Europe and emerging markets, and principally across corporate securities, loan portfolios, structured credit, and hard assets.

The Fund’s corporate securities strategy centers on investments in obligations of leveraged and/or financially troubled corporations. These investments typically extend to what the Adviser views as mispriced or undervalued bonds, bank debt, credit default swaps and equities, but may also extend to other similar investment types or assets. From time to time, investments in this strategy will also include opportunistically investing in high-yield loans or debtor-in-possession
financings.

The Fund’s structured credit strategy centers on investments in asset-backed securities including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans, and commercial real estate provide a competitive advantage in investing in RMBS, CMBS, and CLO securities.

The Fund’s loan portfolios strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, and other consumer, commercial and industrial obligations. This strategy also includes investments in commercial real estate loan transactions, as well as real estate-related public debt and equity securities and loan portfolios containing real estate owned or other receivables. In executing this strategy, the Adviser partners with a network of servicing and collections specialists, seeking to pair each portfolio with the servicing partner that is best positioned to maximize collections given the type and location of the obligations.

The Fund’s hard assets strategy centers on identifying undervalued situations across a broad range of asset categories, industries and markets that utilize the Adviser’s core competencies, skills, and methods to identify and make investments in non-traditional
asset categories that are not targeted through the above strategies. These investments have historically included investments in aviation assets, vessel assets, and renewable energy related assets but may extend to any investment opportunity that the Adviser believes to be attractive and profitable under the circumstances.

Investment Process
. The Adviser’s investment process combines a
top-down
perspective and portfolio construction discipline with a
bottom-up
fundamental analytical approach. In evaluating potential investments, the Adviser performs extensive quantitative and qualitative analyses based on, among other things, extensive legal and financial due diligence (which may include reliance on third-party due diligence) and the experience and judgment of the Adviser’s investment professionals.

The Adviser will pursue investment opportunities with a potential for value enhancement, such as in situations of prior mismanagement, market inefficiencies, and/or poorly devised capital structures. Techniques used to add value to investments may include capital restructuring, repositioning/redevelopment, and servicing. The Adviser also monitors the performance of the existing portfolio investments. Consideration is given to targeted investment goals as well as existing market and sales trends in determining whether to continue to hold or sell an asset. The Adviser seeks to continuously evaluate these factors to determine the appropriate timing for the disposition of any asset or group or category of assets.

In executing the Fund’s corporate securities strategy, the Adviser conducts in-house
analysis and due diligence in evaluating each investment opportunity within the strategy and will rely on a combination of proprietary analysis, long-standing and extensive network of global contacts and third-party research and modeling. The Adviser generally sources investments within the corporate securities strategy through its global network of contacts. After utilizing its top-down
research for investment screening, the Adviser will engage in a due diligence process, including an analysis of the potential investment and its liquidity prospects, as well as an evaluation of the risk/return profile for each potential investment.

In executing the Fund’s structured credit strategy, the Adviser utilizes its capabilities analyzing and trading asset-backed securities, including residential and commercial mortgage-backed securities, CLOs, and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans and commercial real estate provide a competitive advantage in investing in RMBS, CMBS and CLO securities. Multiple investment teams routinely collaborate to evaluate investment opportunities in different structured credit securities.

In executing the Fund’s loan portfolios strategy, the Adviser utilizes its local presence in markets around the world to source investment opportunities. The Adviser also utilizes its analytical expertise and seasoned due diligence capabilities constructed from its extensive history of purchasing diverse loan types. The Adviser seeks to maximize collections and returns from the Fund’s investments by selecting servicing partners with the capabilities that it believes are best matched with particular loan portfolio investments. Furthermore, in executing the Fund’s structured credit strategy, the Adviser will utilize its capabilities in analyzing and trading asset-backed securities.

In executing the Fund’s hard asset strategy, the Adviser will source investments through its relationships with various parties. For example, the Adviser will utilize its own captive aviation asset management platform company for sourcing, due diligence, technical assistance and leasing expertise. With respect to renewable energy investments, the Adviser seeks to capitalize on investment opportunities in or with a nexus to renewable energy or energy usage efficiencies by utilizing the Adviser’s presence in energy markets around the world as well as the Adviser’s extensive network of relationships.

Access to the Adviser’s Transaction Flow and Expertise.
In conducting its investment activities, the Adviser believes that the Fund will benefit from the significant scale and resources of the Adviser and its downstream affiliates (the “AB CarVal Group”). The Fund is served by origination, capital markets, underwriting and portfolio management teams comprised of experienced investment professionals. The Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over the Adviser’s history investing in private markets across multiple credit cycles, designed to identify what the Adviser believes to be compelling Credit Investment opportunities. The Adviser believes the Fund and other investment vehicles it manages provide capital to issuers who may otherwise be unable to obtain attractive financing. The Adviser believes that it is well-positioned to capitalize on these credit opportunities with its depth and breadth of experience effectively sourcing, executing and maximizing returns across a range of asset classes. The Adviser’s approach to investing in distressed assets is driven by a fundamental bottom-up
credit and collateral focus, and combines local execution capabilities with a global perspective. The Adviser’s portfolios have evolved and changed through the cycles. The Adviser seeks to actively manage the Fund’s portfolio composition across asset classes and geographies. The Fund’s composition is expected to include investments from issuers economically tied to the United States, Europe and emerging markets. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in
non-U.S.
investments, including investments in emerging markets.

The Adviser believes that there are three key elements that provide a significant competitive advantage for it to successfully take advantage of global credit opportunities:

Differentiated investment strategy
: The Adviser believes that its differentiated strategy positions the Fund to effectively take advantage of opportunities presented across various asset classes and geographies. The Fund is not dependent on any one particular asset class, and given the size and scale of the Adviser’s global footprint, the Adviser is able to invest in what it believes to be the best opportunities. This global footprint gives the Adviser a unique perspective on investment trends and returns available across different markets and different geographies. In addition, the AB CarVal Group’s existing investment portfolios provide the Adviser with proprietary data on an ongoing basis covering consumer and small business collection trends, residential and commercial real estate value and performance metrics, and corporate earnings and cash flow results.

Global Platform
: Since 1987, the Adviser has invested approximately $145 billion in thousands of transactions across 82 countries. This experience, combined with the global reach of the AB CarVal Group offers the Adviser access to proprietary intellectual capital, investment experience, and industry expertise that the Adviser believes is unmatched.

The Adviser strongly believes that tenure and presence in European private credit markets will be critical in capturing opportunities.
Non-core
assets to be sold across credit cycles require deep institutional resources to profitably capitalize on the opportunity, including relationships with sellers, sourcing capabilities, analytical skills, trading and execution skills, and a robust servicing network. The Adviser’s 25+ year presence in Europe has enabled it to develop these capabilities, and it believes that as a result the Adviser will be able to pursue negotiated deal opportunities at attractive prices.

The Adviser’s three decades in the emerging markets have helped it develop strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, AB CarVal Group has developed robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of emerging market countries.

Experienced team and time-tested process
: The Adviser’s experienced investment team has the ability to assess relative value and adapt to fluctuating market conditions on a global basis. The investment team’s experience investing in a wide range of instruments at multiple levels of the capital structure gives the Adviser the flexibility to seek out investments that it believes offer attractive risk-adjusted returns across asset classes.

The Adviser’s experienced investment team has developed strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, the Adviser’s investment professionals have robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of countries. The Adviser believes that a key to the Adviser’s success has been the ability of its investment professionals to invest in complex situations and navigate through a variety of market cycles.

To the extent permitted by law, the Fund intends to
co-invest
in investments with other investment funds, separately managed accounts, proprietary accounts and other investment vehicles managed by the Adviser or its affiliates (collectively, the “Other Accounts”). The 1940 Act imposes significant limits on the ability of the Fund to co-invest
with Other Accounts. The Adviser and the Fund have received an exemptive order from the SEC that permits the Fund to co-invest
alongside its affiliates in investments (the “Exemptive Order”), subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.

The Fund is classified as a
“non-diversified”
investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.

The Offering	The Fund seeks to raise an unlimited amount of equity capital through private placements on a continuous basis through the sale of Shares. The Fund offers Shares on a daily basis at net asset value (“NAV”) per Share.

The minimum initial investment in Advisor Shares offered hereby is $25,000, after which additional investments must be at least $10,000, which amounts may be reduced or waived by the Fund in its sole discretion. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. The Fund and the Distributor (defined below) reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares.

Use of Leverage	The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks, the Fund is required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Selected Risk Factors
The following discussion of selected risk factors associated with an investment is intended to offer a summary of certain principal risks of investing in Fund Shares. Shareholders should review the broader discussion of Fund risks included in the “Risk Factors and Special Considerations” section of this Memorandum before making an investment in the Fund. Different risks may be more significant at different times depending on market conditions.

General Market Risks

General Risk
. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

General Economic and Market Conditions Risk.
The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Market Disruptions and Geopolitical Events Risk.
Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics (including the outbreak of
COVID-19
globally). The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of
COVID-19
as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this Memorandum, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

Certain Risks Related to the Fund’s Investment Strategy and Investments by the Fund

The performance of the Fund may be volatile and subject to risk. Some of the risks relating to the Fund’s investments and investment strategies are as follows:

Leverage for Investment Purposes Risk.
The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

Interest Rate Risk.
The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.

Hedging Transactions Risk
. The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

Illiquid Investments Risk.
Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter
markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Unlisted Securities Risk
. Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

Distressed and Defaulted Obligations Risk
. The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Litigation, Bankruptcy and Other Proceedings Risk.
In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or
non-U.S.
bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non
-U.S.
obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable
non-U.S.
laws) may adversely impact the Fund’s securities.

Lack of Control Risk.
The Fund may invest in debt instruments and equity securities of companies that it does not control, which the Fund may acquire through market transactions or through purchases of securities directly from the issuer or other shareholders. Such investments will be subject to the risk that the issuer may make business, financial or management decisions with which the Fund does not agree or that the majority stakeholders or the management of the issuer may take risks or otherwise act in a manner that does not serve the Fund’s interests. In addition, the Fund may share control over certain investments with co-investors,
which may make it more difficult for the Fund to implement its investment approach or exit the investment when it otherwise would. The occurrence of any of the foregoing could have a material adverse effect on the Fund and its Shareholders.

Uncertain Exit Strategies Risk.
Due to the illiquid nature of many of the positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given core position or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Adviser expects that the Fund will participate in investments that are also held by Other Accounts. Additionally, to the extent permitted under the 1940 Act, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts.

Debt Securities Generally Risk
. Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

Derivative Instruments Risk.
The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance
by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

Loan Portfolios and Debt Obligations Risk.
Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub-
or
non-performing
and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

Non-U.S.
Investments Risk.
The Fund may invest in securities of
non-U.S.
companies and
non-U.S.
countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of
non-U.S.
countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain
non-U.S.
economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain
non-U.S.
countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in
non-U.S.
countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in
non-U.S.
countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in
non-U.S.
countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Emerging Markets Risk
. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval
of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter
markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility
of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in
non-U.S.
courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with
non-U.S.
brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

Aircraft and Aviation Industry Risk
. The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the
COVID-19
pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

Volatility of Commodity Prices Risk
. The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii)

the effect of U.S. and
non-U.S.
national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

Mortgage REITS Risk
. The Fund may directly or indirectly invest in mortgage REITs. A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain risks that are generally associated with real estate debt investments (
e.g.
, real estate market risk, interest rate risk, leverage risk, credit risk, and prepayment risk).

Credit Risk.
While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Structured Finance Securities Risk.
The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.

ABS and MBS Risk.
The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The value of MBS and ABS may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some MBS may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with MBS cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of MBS, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a MBS is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Risks of Investing in CLOs and Other Structured Debt Securities Risk
. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Structured Notes Risk.
Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

Non-Diversification
Risk
. The Fund is classified as a
“non-diversified”
investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Certain Regulatory, Legal and Operational Risks

Repurchase Program Risk.
Although the Fund intends to implement a quarterly Share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Closed-end
Interval Fund; Liquidity Risk.
The Fund is a
non-diversified,
closed-end
management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment.
Closed-end
funds differ from
open-end
management investment companies, commonly known as mutual funds, in that investors in a closed-end
fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the repurchase request deadline (
i.e.
, the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Risks Relating to Fund’s RIC Status
. Although the Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”), no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate -level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income,
asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt
interest income (if any).

The Board would consider what actions it may take in the event that the Fund fails to qualify as a RIC.

Other
Tax-Related
Risk.
Until and unless the Fund is treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares of its common stock and any preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of its common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of its common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses; (2) each such U.S. stockholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year; (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year; and (4) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Distribution Payment Risk.
The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year
increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

Analytical Models Risk
. The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.

Systems and Operational Risk
. The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, and the Adviser’s affiliates. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser’s, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its shareholders.

Counterparty Risk
. The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
.
The AB CarVal Group has adopted allocation procedures that are intended to treat the Fund and Other Accounts in a manner that, over time, is fair and equitable. The AB CarVal Group currently provides investment advisory and administration services and may provide in the future similar services to Other Accounts. Certain existing Other Accounts have, and future Other Accounts may have, investment objectives similar to those of the Fund, and such Other Accounts will invest in asset classes similar to those targeted by the Fund. Certain other existing Other Accounts do not, and future Other Accounts may not, have similar investment objectives, but such Other Accounts may from time to time invest in asset classes similar to those targeted by the Fund. The AB CarVal Group will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and Other Accounts and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the AB CarVal Group.

In the event investment opportunities are allocated among the Fund and the Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the Other Accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the Other Accounts. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including the AB CarVal Group. The Fund is also not permitted to make any co-investments
with the AB CarVal Group or its affiliates (including any fund managed by the AB CarVal Group) without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order.
Co-investments
made under the Exemptive Order are subject to compliance with the conditions and other requirements contained in the Exemptive Order, which could limit the Fund’s ability to participate in certain co-investment
transactions.

Potential Conflicts of Interest Risk—Different Positions in the Capital Structure
.
From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The AB CarVal Group and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the AB CarVal Group and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

Co-Investments
with Third Parties Risk.
The Fund may
co-invest
with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.

New Fund Risk.
The Fund has no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and collectively, the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Each investor whose subscription for Shares is accepted by the Board or its designee will become a “shareholder” of the Fund. Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by the shareholders.

Investment Adviser	AB CarVal Investors, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day
selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In consideration of the investment advisory services provided by the Adviser to the Fund, the Fund will pay the Adviser a management fee (the “Management Fee”) for services performed under the Advisory Agreement equal to 1.50% per annum multiplied by the daily weighted average NAV of the Fund, including any temporary investments. The Management Fees will be paid monthly in arrears. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month.

Administrator	AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”) pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel.

The Administrator may provide such administrative services directly or engage one or more third- party administrators to provide such administrative services to the Fund on its behalf. Any expenses that the Administrator incurs in connection with the engagement of a third-party administrator will be subject to reimbursement by the Fund.

The Administrator has entered into agreements with State Street Bank and Trust Company and The Northern Trust Company (in such capacities, the
“Sub-Administrators”)
to assist in the provision of administrative and accounting services. The
Sub-Administrators
receive compensation for their provision of administrative and accounting services under the sub-administration
agreements. The compensation is paid directly or indirectly by the Fund.

Distributor	The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc. (the “Distributor”), under which the Distributor serves as the Fund’s principal underwriter and acts as distributor and placement agent of the Fund’s Shares on a best efforts basis, subject to various conditions.

Transfer Agent	The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc. (the “Transfer Agent”), under which the Transfer Agent provides transfer agency services to the Fund.

Custodian	The Fund has also entered into a custody agreement with The Northern Trust Company (in such capacity, the “Custodian”) under which the Custodian provides custodian services to the Fund.

Eligibility	Shares of the Fund are offered only to “accredited investors” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Investors who are “accredited investors” are referred to in this Confidential Memorandum as “Eligible Investors.”

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose some or all of its investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is a highly illiquid investment.

Conflicts of Interest
General.
The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and the AB CarVal Group and the AB CarVal Group is subject to a range of conflicts of interest in its management of the Fund and Other Accounts. While the potential for conflicts of interest is inherent to the relationships among the AB CarVal Group and the entities, including the Fund, it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.

The Adviser.
The Fund is expected to be sold to, among others, investment advisory clients of the Adviser and/or its affiliates. Because the Adviser receives fees based on the amount of assets invested in the Fund, the Adviser has an interest in having its clients invest in the Fund. Additionally, Fund Shares are not redeemable by investors but will be subject to quarterly repurchases by the Fund. The size of any such repurchases will be determined by the Board, in part, on the recommendation of the Adviser. The Adviser has a conflict of interest with respect to its recommendation on the size of any such repurchases.

AB CarVal Group Advisory Accounts. The AB CarVal Group manages a number of different accounts, including other investment funds, with investment objectives and strategies similar to those of the Fund.

Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB CarVal Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

The Adviser may determine that the Fund should invest on a
side-by-side
basis with one or more other accounts managed by the Adviser or other member(s) of the AB CarVal Group. In certain circumstances, co-investments
may be made only in accordance with the terms of the Exemptive Order.
Co-investments
made under the Exemptive Order are subject to compliance with the conditions and other requirements contained in the Order, which could limit the Fund’s ability to participate in certain co-investment
transactions.

In the event investment opportunities are allocated among the Fund and Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner over time, the Fund is not generally permitted to co-invest in any portfolio company in which a fund managed by the Adviser or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest
with funds managed by the Adviser or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Additionally, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers.

The Adviser and other members of the AB CarVal Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. The Adviser and other members of the AB CarVal Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more members of the AB CarVal Group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB CarVal Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

The Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Adviser and its affiliates, including members of the AB CarVal Group, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As noted above, the Adviser currently manages accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.

Conflicts may also arise because portfolio decisions regarding the Fund may benefit Other Accounts managed by the Adviser and the AB CarVal Group. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their Other Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their Other Accounts.

The Adviser and the AB CarVal Group and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and the AB CarVal Group or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser and AllianceBernstein
. As the businesses of the Adviser and its parent company, AllianceBernstein, L.P. (“AB”), operate independently, investors, when making an investment decision, should not rely on the availability of the AB infrastructure, resources or expertise although the Fund may benefit directly or indirectly from services offered by affiliates of AB that are not part of the AB CarVal Group (“AB Affiliates”). Also, AB may want to limit its potential liabilities to third parties and to ensure that the Adviser’s operations are not damaging to the AB organization as a whole.

AB and its clients will make investments that are beyond the scope of the Fund’s investment mandate, but they also may make investments that would be within the scope of the investment mandate of the Fund. AB and the AB Affiliates (but excluding the Adviser) are not obligated to share any investment opportunity, idea or strategy with the Fund or the Adviser.

AB and the AB Affiliates will periodically come into possession of confidential or material, non-public information. Disclosure of such information within AB is limited to members of working groups with a need for such information. Therefore, the Fund will not have access to material, non-public information in the possession of AB or the AB Affiliates that might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. In the event any material, non-public
information is disclosed to any of the Adviser’s officers or employees (including in their capacity as a member of a company’s board of directors), any member of the Adviser’s portfolio investment committee or any other person responsible for the affairs of the Fund, the Fund may be prohibited by applicable securities laws and the Adviser’s internal policies from acting upon any such information. Due to these restrictions, the Fund may not be able to make an investment that it otherwise might have made or sell an investment that it otherwise might have sold.

The Fund will enter into certain transactions with the Adviser and/or its affiliates, including, but not limited to, transactions for the provision of services to the Fund by such parties, subject to the limitations on affiliated transactions under the 1940 Act. To the extent the Fund is permitted to engage in such transactions, it is expected that a number of such transactions may give rise to potential conflicts of interest. Although no exact statement of the full range of such transactions can be made, it is expected that any such transaction will be entered into by the relevant parties on an arm’s-length
basis. The Fund may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.

The following is a non-exclusive list of certain transactions or types of transactions in which such conflicts may exist:

Provision of Services
. The Adviser and/or the AB CarVal Group may enter into certain other advisory relationships with or otherwise receive services from AB which may provide brokerage services, research products, and other products and services to the Fund or an entity in which the Fund invests. For instance, Sanford C. Bernstein & Co LLC (a registered broker affiliated with AB) may provide research, brokerage or other services to the Adviser and/or individuals associated with the Adviser may be private clients of Bernstein Global Wealth Management. The Adviser could potentially be incentivized to engage its affiliates to provide such services in order to benefit its affiliates, AB, the AB Affiliates, and the fees and other expenses incurred by the Adviser in connection with any such relationships or services (e.g., brokerage fees) may ultimately be borne by the Fund.

Employee Compensation
. Certain employees from the Adviser’s legal, compliance and other departments will provide legal and related support or corporate secretarial services to the Adviser in connection with the operational and investment activities of the Fund. The salaries, fees and other expenses paid by the Adviser with respect to such services will be reimbursed by the Fund subject to the limits described herein. Additionally, separate divisions within the AB group may refer certain business and investment opportunities to each other, or otherwise enter into arrangements with each other that could result in fee sharing or other forms of compensation.

Facilitation of Expenses
. The Adviser may advance funds for or otherwise facilitate the payment of the Fund’s expenses for the benefit of the Fund, including, but not limited to, operating and other Fund-related expenses. The Adviser will be entitled to seek and receive reimbursement for any such paid amounts.

The relationships among the Fund, the Other Accounts, the Adviser, the AB CarVal Group, AB, and the AB Affiliates are complex and dynamic and as the Adviser’s and the Fund’s businesses change over time, the Adviser and its affiliates may be subject, and the Fund may be exposed, to new or additional conflicts of interest. There can be no assurance that this discussion addresses or anticipates every possible current or future conflict of interest that may arise or that is or may be detrimental to the Fund or the Shareholders. You should consult with your own advisers regarding the possible implications on your investment in the Fund of the conflicts of interest described herein.

Purchases of Shares	As discussed above, the Fund has received Multi-Class Exemptive Relief and it is anticipated that in the future, the Fund will offer additional classes of shares pursuant to the Multi-Class Exemptive Relief, which will be subject to different fees and expenses than the Advisor Shares, as described herein.

The Fund’s Shares are offered on a daily basis at NAV per Share.

The minimum initial investment in Advisor Shares offered hereby is $25,000, after which additional investments must be at least $10,000, which amounts may be reduced or waived by the Fund in its sole discretion.

Who Should Invest	The Fund is designed for investors who are seeking total return, consisting of current income and capital appreciation, and are able to accept a high level of risk. There can be no assurance that the Fund will achieve its investment objective.

Shareholders in the Fund may incur substantial, or even total, losses on an investment in the Fund. The Shares will have limited liquidity because they will not be listed on any securities exchange or traded in other markets. A prospective investor should read this Memorandum in its entirety and consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. An investment in the Fund is not suitable for all investors. The Fund is not intended to be a complete investment program for investors. See “Risk Factors and Special Considerations.”

Tax Aspects	The Fund intends to qualify as a RIC for U.S. federal income tax purposes. Please refer to the “U.S. Federal Income Tax Considerations” section of this Memorandum for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of Shares of the Fund. Shareholders should consult their own tax advisors regarding any potential state, local, foreign or other tax consequences of an investment in the Fund. As soon as practicable after the end of each calendar year, the Fund intends to send to each U.S. shareholder an annual IRS Form
1099-DIV
or IRS Form
1099-B,
if required, and, in the case of each
non-U.S.
shareholder, an annual IRS Form
1042-S.

ERISA Considerations	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt
entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not “plan assets” of the ERISA plans investing in the Fund. Accordingly, neither ERISA’s fiduciary responsibility or prohibited transaction rules apply to the Fund nor the Adviser.

Distributions	The Fund intends to make distributions on a quarterly basis in aggregate amounts representing substantially all of the Fund’s net investment income, if any, earned during the year. Any long-term and short-term capital gains will be paid out once a year (unless otherwise permitted by the 1940 Act or any exemptive relief provided by the SEC). See “Distributions.”

Distribution	The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an

Reinvestment Plan	“opt out” dividend reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of the Fund’s Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.

Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Declaration of Trust.

Fiscal Year	For accounting purposes and tax purposes, the Fund’s fiscal year is the 12-month period ending on June 30th.

Independent Accountants	The Board of Trustees has selected KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Fund. KPMG is responsible for the auditing of the annual financial statements of the Fund.

SUMMARY OF FEES
AN
D EXPENSES
The following table illustrates the fees and expenses that the Fund expects to incur and that shareholders investing in the Fund can expect to bear directly or indirectly. Because the Fund has no operating history, these expenses are estimates.

Advisor
Shareholder Transaction Fees:
Maximum Sales Load (percentage of offering price)	None
Maximum Contingent Deferred Sales Load	None
Annual Fund Expenses (as a percentage of net assets) (1)(2) :
Management Fee (2)	1.50%
Interest Expenses on Borrowed Funds (3)	0.75%
Other Expenses	1.53%

Total Annual Fund Expenses	3.78%

Fee Waiver and/or Expense Reimbursement (4)	(1.05)%

Total Annual Fund Expenses After Fee Waiver and/or Expense Reimbursement (4)	2.73%

(1)	Expenses assume the Fund raises $450 million in proceeds in the first 12 months resulting in estimated average net assets of approximately $225 million.
(2)	The Fund pays the Adviser the Management Fee in consideration of the investment advisory services that the Adviser provides to the Fund. See “Investment Advisory Agreement.”
(3)	“Interest Expenses on Borrowed Funds” assumes the incurrence of indebtedness in an amount equal to 12.00% of the Fund’s net assets with a projected interest rate expense of 6.25%.
(4)
The Adviser has contractually agreed to reimburse expenses (exclusive of Management Fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets. This contractual arrangement will remain in effect at least until February 23, 2025, unless the Board approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

Example:
You would pay the following fees and expenses on a $1,000 investment in Advisor Shares of the Fund, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$28	$93	$161	$342
The Example is based on the estimated fees and expenses set out above, except that the Example assumes that (i) organizational and offering costs, which are included in the Fund’s expenses set out above, are only incurred in the first year; and (ii) the fee waiver and expense reimbursement is in effect for only the first year. This Example should not be considered a representation of future expenses, as actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase certain fees and expenses paid by the Fund.
OVERVIEW OF THE FUND
The Fund is a newly formed statutory trust formed under the laws of the State of Delaware and registered with the SEC, under the Investment Company Act of 1940 (the “1940 Act”), as a
non-diversified,
closed-end
management investment company. The Fund’s principal office, including its office for service of process, is located at 1601 Utica Avenue South, Suite 1000, Minneapolis, MN, 55416. The Fund operates as an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”).
Prior to the Fund’s registration as an investment company under the 1940 Act, certain private funds managed by the Adviser (collectively, the “Global Credit Funds”) transferred certain of their assets to the Fund in exchange for shares of the Fund of equal aggregate net asset value.

AB CarVal Investors, L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the Advisory Agreement. The Adviser is primarily responsible for the day-to-day
selection of investments for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
THE OFFERING
The Fund seeks to raise an unlimited amount of equity capital through private placements on a continuous daily basis through the sale of Shares. The Fund offers Shares on a daily basis at NAV per Share.
The minimum initial investment in Advisor Shares offered hereby is $25,000, after which additional investments must be at least $10,000, which amounts may be reduced or waived by the Fund in its sole discretion. The minimum subsequent investment amount does not apply to purchases made under any distribution reinvestment plan. The Fund and the Distributor (defined above) reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their Shares.
USE OF PROCEEDS
The Fund intends to use the net proceeds from the sale of its securities to acquire investments in accordance with the Fund’s investment objective and strategies described herein, marketing to acquire new investors and other general corporate purposes. The Fund is continuously identifying, reviewing and, to the extent consistent with the Fund’s investment objective, funding new investments. The Fund will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.
The Fund currently anticipates being able to invest proceeds from the sale of its Shares promptly after the receipt of such proceeds, subject to the availability of appropriate investment opportunities consistent with the Fund’s investment objective and market conditions.
STRUCTURE
The Fund has been organized as a continuously offered,
non-diversified,
closed-end
management investment company.
Closed-end
funds differ from
open-end
funds (commonly known as mutual funds) in that investors in
closed-end
funds do not have the right to redeem their shares on a daily basis. Unlike many closed-end
funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end
fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund will be structured as an interval fund and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%).
The Fund believes that an unlisted
closed-end
structure is most appropriate for the long-term nature of the Fund’s strategy. With event-driven strategies or similar types of investments, the ability to hold positions — through all manner of market environments — until the occurrence of the anticipated event or catalyst that unlocks value is crucial. Features that interfere with this ability (such as daily redemptions permitted by open-end
funds that can require the premature sale of investments) could impair the Fund’s ability to execute its investment strategy. Accordingly, an unlisted closed-end
structure helps the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund no matter how poorly the Fund performs.
INVESTMENT OBJECTIVE
The investment objective of the Fund will be to seek to maximize total return, consisting of current income and capital appreciation. The Fund intends to seek to achieve its investment objective by investing primarily in debt securities and credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset backed securities.

INVESTMENT STRATEGY
The Fund intends to achieve its investment objective by investing primarily in Credit Investments. Under normal circumstances, the Fund will invest at least 80% its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset-backed securitizations. At times, the Fund will invest a substantial portion of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Such investments may include defaulted or partially defaulted loans. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Some of the Credit Investments will have no credit rating at all.
The Fund seeks to capitalize on investment opportunities in credit assets including corporate securities, structured credit, loan portfolios and hard assets. The strategy is not dependent on any one particular asset class, and given the size and scale of the Adviser and its global footprint, it is able to move capital to what it believes are the best opportunities. The Fund intends to be positioned across sectors and along the credit curve (
i.e
., the graphical representation of yields over various maturities) to seek total return, without any explicit duration target or liquidity limitations. The strategy will assess relative value and adapt to fluctuating market conditions on a global basis. The strategy invests in a wide range of instruments at multiple levels of the capital structure and the Adviser seeks out investments that it believes offer attractive risk-adjusted returns across asset classes. The Adviser seeks to construct a portfolio for the Fund that it believes creates an optimal mix of risk, return and volatility across asset classes, yet anticipates that the Fund’s opportunities may be more heavily weighted in different asset classes and geographies depending on the point in the market cycle. Through every cycle, the Fund will seek to provide capital to issuers who may otherwise be unable to obtain attractive financing. The Fund’s composition will move across the United States, Europe and emerging markets, and principally across corporate securities, loan portfolios, structured credit, and hard assets.
The Fund’s 80% policy with respect to investments in Credit Investments is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Nets Assets in the particular type of investment suggested by its name. The Fund’s investments in derivatives, other investment companies and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy.
The Fund’s corporate securities strategy centers on investments in obligations of leveraged and/or financially troubled corporations. These investments typically extend to what the Adviser views as mispriced or undervalued bonds, bank debt, credit default swaps and equities, but may also extend to other similar investment types or assets. From time to time, investments in this strategy will also include opportunistically investing in high-yield loans or debtor-in-possession
financings.
The Fund’s structured credit strategy centers on investments in asset-backed securities including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans, and commercial real estate provide a competitive advantage in investing in RMBS, CMBS, and CLO securities.
The Fund’s loan portfolios strategy centers on investments in portfolios of whole loans including consumer receivables, residential mortgages, small business loans, and other consumer, commercial and industrial obligations. This strategy also includes investments in commercial real estate loan transactions, as well as real estate-related public debt and equity securities and loan portfolios containing real estate owned or other receivables. In executing this strategy, the Adviser partners with a network of servicing and collections specialists, seeking to pair each portfolio with the servicing partner that is best positioned to maximize collections given the type and location of the obligations.
The Fund’s hard assets strategy centers on identifying undervalued situations across a broad range of asset categories, industries and markets that utilize the Adviser’s core competencies, skills, and methods to identify and make investments in non-traditional
asset categories that are not targeted through the above strategies. These investments have historically included investments in aviation assets, vessel assets, and renewable energy related assets but may extend to any investment opportunity that the Adviser believes to be attractive and profitable under the circumstances.

The Fund also intends to invest, at times, directly or indirectly, on margin or otherwise, in interests commonly referred to as securities, other financial instruments of U.S. and
non-U.S.
entities and other assets, including capital stock; shares of beneficial interest; partnership interests and similar financial instruments; bonds, notes and debentures (whether subordinated, convertible or otherwise); claims or other causes of action, matured or unmatured, contingent or otherwise, of creditors and/or equity holders of any person against such person, including, without limitation, “claims” and “interests,” in each case as defined under title 11 of the United States Code entitled “Bankruptcy,” as the same may be hereafter amended from time to time, and any successor statute or statutes thereto, and all rights and options relating to the foregoing; currencies; commodities; physical and intangible assets; interest rate, currency, commodity, equity and other derivative products, including (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and securities of
non-U.S.
governments, other financial instruments and all other commodities, (ii) swaps, options, swaptions, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; repurchase and reverse repurchase agreements; loans; structured finance instruments; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; mutual funds, exchange-traded funds and similar financial instruments; money market funds; obligations of the United States or any
non-U.S.
government, or any country, state, governmental agency or political subdivision thereof; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature that exist now or are hereafter created, in each case, of any person, whether or not publicly traded or readily available.
The Fund may invest in one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries.”) The Fund may form a Subsidiary in order to, among other things, pursue its investment objective and strategy in a more tax-efficient
manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments will also refer to any Subsidiary’s investments.
Investment Process
. The Adviser’s investment process combines a
top-down
perspective and portfolio construction discipline with a
bottom-up
fundamental analytical approach. In evaluating potential investments, the Adviser performs extensive quantitative and qualitative analyses based on, among other things, extensive legal and financial due diligence (which may include reliance on third-party due diligence) and the experience and judgment of the Adviser’s investment professionals.
The Adviser will pursue investment opportunities with a potential for value enhancement, such as in situations of prior mismanagement, market inefficiencies, and/or poorly devised capital structures. Techniques used to add value to investments may include capital restructuring, repositioning/redevelopment, and servicing. The Adviser also monitors the performance of the existing portfolio investments. Consideration is given to targeted investment goals as well as existing market and sales trends in determining whether to continue to hold or sell an asset. The Adviser seeks to continuously evaluate these factors to determine the appropriate timing for the disposition of any asset or group or category of assets.
In executing the Fund’s corporate securities strategy, the Adviser conducts in-house
analysis and due diligence in evaluating each investment opportunity within the strategy and will rely on a combination of proprietary analysis, long-standing and extensive network of global contacts and third-party research and modeling. The Adviser generally sources investments within the corporate securities strategy through its global network of contacts. After utilizing its top-down
research for investment screening, the Adviser will engage in a due diligence process, including an analysis of the potential investment and its liquidity prospects, as well as an evaluation of the risk/return profile for each potential investment.
In executing the Fund’s structured credit strategy, the Adviser utilizes its capabilities analyzing and trading asset-backed securities, including residential and commercial mortgage-backed securities, CLOs, and other asset-backed securities. The Adviser believes its capabilities and experience in whole loans, leveraged loans and commercial real estate provide a competitive advantage in investing in RMBS, CMBS and CLO securities. Multiple investment teams routinely collaborate to evaluate investment opportunities in different structured credit securities.
In executing the Fund’s loan portfolios strategy, the Adviser utilizes its local presence in markets around the world to source investment opportunities. The Adviser also utilizes its analytical expertise and seasoned due diligence capabilities constructed from its extensive history of purchasing diverse loan types. The Adviser seeks to maximize collections and returns from the Fund’s investments by selecting servicing partners with the capabilities that it believes are best matched with particular loan portfolio investments. Furthermore, in executing the Fund’s structured credit strategy, the Adviser will utilize its capabilities in analyzing and trading asset-backed securities.

In executing the Fund’s hard asset strategy, the Adviser will source investments through its relationships with various parties. For example, the Adviser will utilize its own captive aviation asset management platform company for sourcing, due diligence, technical assistance and leasing expertise. With respect to renewable energy investments, the Adviser seeks to capitalize on investment opportunities in or with a nexus to renewable energy or energy usage efficiencies by utilizing the Adviser’s presence in energy markets around the world as well as the Adviser’s extensive network of relationships.
Access to the Adviser’s Transaction Flow and Expertise
. In conducting its investment activities, the Adviser believes that the Fund will benefit from the significant scale and resources of the Adviser and its downstream affiliates (the “AB CarVal Group”). The Fund is served by origination, underwriting and portfolio management teams comprised of experienced investment professionals. The Adviser’s investment team utilizes a rigorous, systematic, and consistent investment process, refined over the Adviser’s history investing in private markets across multiple credit cycles, designed to identify what the Adviser believes to be compelling Credit Investment opportunities. The Adviser believes the Fund and other investment vehicles it manages provide capital to issuers who may otherwise be unable to obtain attractive financing. The Adviser believes that it is well-positioned to capitalize on these credit opportunities with its depth and breadth of experience effectively sourcing, executing and maximizing returns across a range of asset classes. The Adviser’s approach to investing in distressed assets is driven by a fundamental bottom-up
credit and collateral focus, and combines local execution capabilities with a global perspective. The Adviser’s portfolios have evolved and changed through the cycles. The Adviser seeks to actively manage the Fund’s portfolio composition across asset classes and geographies. The Fund’s composition is expected to include investments from issuers economically tied to the United States, Europe and emerging markets. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in
non-U.S.
investments, including investments in emerging markets.
The Adviser believes that there are three key elements that provide a significant competitive advantage for it to successfully take advantage of global credit opportunities:
Differentiated investment strategy
: The Adviser believes that its differentiated strategy positions the Fund to effectively take advantage of opportunities presented across various asset classes and geographies. The Fund is not dependent on any one particular asset class, and given the size and scale of the Adviser’s global footprint, the Adviser is able to invest in what it believes to be the best opportunities. This global footprint gives the Adviser a unique perspective on investment trends and returns available across different markets and different geographies. In addition, the AB CarVal Group’s existing investment portfolios provide the Adviser with proprietary data on an ongoing basis covering consumer and small business collection trends, residential and commercial real estate value and performance metrics, and corporate earnings and cash flow results.
Global Platform
: Since 1987, the Adviser has invested approximately $145 billion in thousands of transactions across 82 countries. This experience, combined with the global reach of the AB CarVal Group offers the Adviser access to proprietary intellectual capital, investment experience, and industry expertise that the Adviser believes is unmatched.
The Adviser strongly believes that tenure and presence in European private credit markets will be critical in capturing opportunities.
Non-core
assets to be sold across credit cycles require deep institutional resources to profitably capitalize on the opportunity, including relationships with sellers, sourcing capabilities, analytical skills, trading and execution skills, and a robust servicing network. The Adviser’s 25+ year presence in Europe has enabled it to develop these capabilities, and it believes that as a result the Adviser will be able to pursue negotiated deal opportunities at attractive prices.
The Adviser’s three decades in the emerging markets have helped it develop strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, AB CarVal Group has developed robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of emerging market countries.
Experienced team and time-tested process
: The Adviser’s experienced investment team has the ability to assess relative value and adapt to fluctuating market conditions on a global basis. The investment team’s experience investing in a wide range of instruments at multiple levels of the capital structure gives the Adviser the flexibility to seek out investments that it believes offer attractive risk-adjusted returns across asset classes.
The Adviser’s experienced investment team has developed strong sourcing capabilities driven by deep relationships with sellers, advisors, consultants, attorneys and other market participants. In addition, the Adviser’s investment professionals have robust analytical skills across diverse opportunities, valuable trading and execution experience and a deep understanding of bankruptcy laws and their enforcement throughout a multitude of countries. The Adviser believes that a key to the Adviser’s success has been the ability of its investment professionals to invest in complex situations and navigate through a variety of market cycles.

The Fund is classified as a
“non-diversified”
investment company under the 1940 Act, which means that it may invest a high percentage of its assets in a limited number of issuers and may invest a larger proportion of its assets in a single issuer.
Additional Information Regarding the Fund’s Investment Strategy
There can be no assurance that the investment strategies employed by the Adviser will be successful or result in the investment objective of the Fund being achieved. In addition, the investment strategies utilized by the Fund are subject to certain limitations as a result of its registration under the 1940 Act and its intention to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). See “Investment Restrictions,” and “U.S. Federal Income Tax Considerations.”
Portfolio Composition
The Fund intends to invest, at times, directly or indirectly, on margin or otherwise, in securities and other financial instruments of U.S. and
non-U.S.
entities and other assets, including capital stock; shares of beneficial interest; partnership interests and similar financial instruments; bonds, notes and debentures (whether subordinated, convertible or otherwise); claims or other causes of action, matured or unmatured, contingent or otherwise, of creditors and/or equity holders of any person against such person, including, without limitation, “claims” and “interests,” in each case as defined under title 11 of the United States Code entitled “Bankruptcy,” as the same may be hereafter amended from time to time, and any successor statute or statutes thereto, and all rights and options relating to the foregoing; currencies; commodities; physical and intangible assets; interest rate, currency, commodity, equity and other derivative products, including (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and securities of
non-U.S.
governments, other financial instruments and all other commodities, (ii) swaps, options, swaptions, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements relating to or securing such transactions; repurchase and reverse repurchase agreements; loans; structured finance instruments; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; mutual funds, exchange-traded funds and similar financial instruments; money market funds; obligations of the U.S. or any
non-U.S.
government, or any country, state, governmental agency or political subdivision thereof; commercial paper; certificates of deposit; bankers’ acceptances; choses in action; trust receipts; and any other obligations and instruments or evidences of indebtedness of whatever kind or nature that exist now or are hereafter created, in each case, of any person, whether or not publicly traded or readily marketable.
Exemptive Relief
To the extent permitted by law, the Fund intends to
co-invest
in investment with Other Accounts. The 1940 Act imposes significant limits on the ability of the Fund to co-invest
with Other Accounts. The Adviser and the Fund have received the “Exemptive Order” subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.
Short-Term Investments
For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. The Fund may also utilize short-term investments for cash management purposes. Short-term investments are short-term debt obligations and other similar securities and may include (i) securities issued or guaranteed as to interest and principal by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of U.S. banks, savings associations, insurance companies and mortgage bankers; (iii) commercial paper and other short-term obligations of corporations, partnerships, trusts and similar entities; (iv) repurchase agreements; and (v) other investment companies that invest principally in money market instruments. Money market instruments include longer-term bonds that have variable interest rates, demand features or other special features that give them the financial characteristics of short-term debt. The Fund also may hold cash and cash equivalents and may invest in participation interests in the money market securities mentioned above without limitation.
RISK FACTORS AND SPECIAL CONSIDERATIONS
An investment in the Fund is speculative and involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this Memorandum. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in this Memorandum occur, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment. Different risks may be more significant at different times depending on market conditions.
General Market Risks
General Economic and Market Conditions Risk
. The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.
Market Disruptions and Geopolitical Events Risk
.
Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics (including the outbreak of
COVID-19
globally). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the U.S. and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.
Widespread disease, including the outbreak of
COVID-19
as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the U.S. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this Memorandum, including political, social and economic risks.
Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.
Consequently, the Fund may not be capable of, or successful at, preserving the value of their assets, generating positive investment returns or effectively managing their risks.
Potential Interest Rate Increases Risk.
The United States has experienced a sustained period of historically low interest rate levels. In recent months, however, short-term and long-term interest rates have risen. The uncertainty of the U.S. and global economy, changes in U.S. government policy, and changes in the federal funds rate, increase the risk that interest rates will rise in the future. Sustained future interest rate volatility may cause the value of the fixed-income securities held by the Fund to decrease, which may result in substantial withdrawals from the Fund that, in turn, forces the Fund to liquidate such securities at disadvantageous prices negatively impacting the performance of the Fund.

Systemic Risk.
Systemic risk is the risk of broad financial system stress or collapse triggered by the default of one or more financial institutions, which results in a series of defaults by other independent financial institutions. Financial intermediaries, such as clearinghouses, banks, securities firms and exchanges with which the Fund interacts are all subject to systemic risk. A systemic failure could have material adverse consequences on the Fund and on the markets for the investments in which the Fund seeks to invest.
Certain Risks Related to Investment Strategies by the Fund
Competition; Availability of Investments Risk.
The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to identify or successfully pursue attractive investment opportunities in the markets in which the Fund intends to invest for many reasons, including competition for attractive investment opportunities and changes in markets or economic conditions. In addition, in some developing markets, foreign investment is limited or restricted, or local investors are favored over foreign investors which may further limit the investment opportunities available to the Fund. As a result, there can be no assurance that there will be a sufficient number of suitable investment opportunities to enable the Fund to invest all of its capital in opportunities that satisfy the Fund’s investment objectives or that such investment opportunities will lead to completed investments by the Fund.
Developments in the Credit Market Risk.
Declines in the market value of asset-backed securities, especially securities backed by subprime mortgages, have been concomitant with significant market events. Increasing credit and valuation problems in the subprime mortgage market have generated extreme volatility and illiquidity in the markets for securities directly or indirectly exposed to subprime mortgage loans. This volatility and illiquidity has extended to the global credit and equity markets generally, and, in particular, to the high-yield bond and loan markets, exacerbated by, among other things, growing uncertainty regarding the extent of the problems in the mortgage industry and the degree of exposure of financial institutions and others, decreased risk tolerance by investors and significantly tightened availability of credit. The duration and ultimate effect of current market conditions cannot be predicted, nor is it known whether or the degree to which such conditions may worsen. However, the continuation of current market conditions, uncertainty or further deterioration could result in further declines in the market values of potential investments or declines in the market values of subsequently purchased investments. Such declines could lead to diminished investment opportunities for the Fund, prevent the Fund from successfully executing their specific investment strategies or require the Fund to dispose of investments at a loss while such adverse market conditions prevail.
Leverage Risk
.
The Fund intends to utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased Share dividends, but also creates risks for the Fund’s shareholders, including increased variability of the Fund’s net income, distributions, and/or NAV. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s Shareholders. To the extent that the Fund makes investments in syndicated loans or other debt instruments structured with floating rate floors, the Fund will not realize additional income if rates increase during periods when the applicable floating rate remains below the corresponding floor but the Fund’s cost of financing is expected to increase, resulting in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by Shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.
The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the Fund’s Shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the Shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness) its ability to make distributions to its Shareholders or to repurchase its shares will be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the Fund’s lenders.

As a
closed-end
management investment company, the Fund is permitted, under specified conditions, to issue senior securities that are stock if the Fund’s asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after issuance. As defined in the 1940 Act, asset coverage of 200% means that for every $100 of net assets the Fund holds, the Fund may raise $100 from issuing senior securities. Under the 1940 Act, any preferred stock the Fund issues would constitute a “senior security” for purposes of the 200% asset coverage test.
In addition, while any senior securities remain outstanding, the Fund may be required to make provisions to prohibit any dividend distribution to the Fund’s shareholders or the repurchase of such securities or shares unless the Fund meets the applicable asset coverage ratios at the time of the distribution or repurchase after giving effect to the distribution or repurchase. The Fund is also permitted to borrow amounts up to 5% of the value of the Fund’s total assets for temporary purposes without regard to asset coverage, which borrowings would not be considered senior securities, provided that any such borrowings in excess of 5% of the value of the Fund’s total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary purposes.
The Fund will pay (and Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the Fund’s Shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the Fund’s Shareholders and result in a reduction of the NAV of the Fund’s Shares.
So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, the leverage may cause Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to Shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to Shareholders.
There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of Shares than a comparable portfolio without leverage;

•
the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the Shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Fund’s Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s Shares; and

•	leverage may increase expenses (which will be borne entirely by Shareholders), which may reduce total return.
Interest Rate Risk.
The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.
Expedited Transactions Risk.
Investment analyses and investment decisions may be undertaken on an expedited basis in order for the Fund to take advantage of available investment opportunities. In such cases, the information available at the time of an investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a thorough evaluation of the investment opportunity. Further, the Adviser may conduct its due diligence activities over a very brief period.

Uncertain Exit Strategies Risk.
Due to the illiquid nature of many of the positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given core position or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Adviser expects that the Fund will participate in investments that are also held by Other Accounts. Additionally, to the extent permitted under the 1940 Act, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers.
Lack of Control Risk.
The Fund may invest in debt instruments and equity securities of companies that it does not control, which the Fund may acquire through market transactions or through purchases of securities directly from the issuer or other shareholders. Such investments will be subject to the risk that the issuer may make business, financial or management decisions with which the Fund does not agree or that the majority stakeholders or the management of the issuer may take risks or otherwise act in a manner that does not serve the Fund’s interests. In addition, the Fund may share control over certain investments with co-investors,
which may make it more difficult for the Fund to implement its investment approach or exit the investment when it otherwise would. The occurrence of any of the foregoing could have a material adverse effect on the Fund and the Fund’s Shareholders.
Short Selling Risk.
The Fund may utilize short selling. The success of the Fund’s short selling depends upon the Adviser’s ability to identify and sell short investments that are overvalued. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying investment could theoretically increase without limit, thus increasing the cost to the Fund of buying those investments to cover the short position. There can be no assurance that the Fund will be able to maintain the ability to borrow investments sold short. In such cases, the Fund can be “bought in” (
i.e.
, forced to repurchase investments in the open market to return to the lender). There also can be no assurance that the investments necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing investments to close out a short position can itself cause the price of the investments to rise further, thereby exacerbating the loss. Short strategies can also be implemented synthetically through various instruments and be used with respect to indices or in the over-the-counter
market and with respect to futures and other instruments. In some cases of synthetic short sales, there is no floating supply of an underlying instrument with which to cover or close out a short position and the Fund may be entirely dependent on the willingness of over-the-counter
market makers to quote prices at which the synthetic short position may be unwound. There can be no assurance that such market makers will be willing to make such quotes. Short strategies can also be implemented on a leveraged basis. Lastly, even though the Fund secures a “good borrow” of the investment sold short at the time of execution, the lending institution may recall the lent investment at any time, thereby forcing the Fund to purchase the investment at the then-prevailing market price which may be higher than the price at which such investment was originally sold short by the Fund.
Hedging Transactions Risk.
The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.
Lack of Diversification of the Fund’s Overall Portfolio Risk.
The Fund’s portfolio could become significantly focused in any one issuer, industry, sector, strategy, country or geographic region, subject to the limits set forth in this Memorandum. In addition, it is possible that the Adviser may select investments that are concentrated in a limited number or types of investments. There is no assurance as to the degree of diversification that will actually be achieved in the Fund’s investments either by geographic region or asset type. The Fund may make investments assuming contemplated sales that do not actually occur as expected, which could lead to increased risk as a result of the Fund’s having an unintended longer term investment and reduced diversification. This limited diversification may result in the concentration of risk, which, in turn, could expose the Fund to losses disproportionate to market movements in general if there are disproportionately greater adverse price movements in such investments.

Risk of Loss.
No guarantee or representation is made that the Fund’s investment program, including, without limitation, the Fund’s investment objective, diversification strategies or risk monitoring goals, will be successful. Investment results may vary substantially over time. No assurance can be made that profits will be achieved or that substantial or complete losses will not be incurred. Past investment results of the Adviser (or investments otherwise made by the Adviser’s investment professionals) are not necessarily indicative of their future performance.
Volatility Risk.
The Fund’s investment program may involve the purchase and sale of relatively volatile investments and/or investments in volatile markets. Price movements of investments are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Fluctuations or prolonged changes in the volatility of such investments and/or markets can adversely affect the value of investments held by the Fund. The profitability of the Fund substantially depends upon the Adviser correctly assessing the future price movements of assets, stocks, bonds, options on assets, stocks, and other securities and the movements of interest rates. The Adviser cannot guarantee that it will be successful in accurately predicting price and interest rate movements. The Fund is also subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.
Risks Related to Specific Investments
Illiquid Investments Risk.
Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter
markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.
A portion of the Fund’s investments may consist of securities that are subject to restrictions on resale by the Fund for various reasons including that they were acquired in a “private placement” transaction or that the Fund is deemed to be an affiliate of the issuer of such securities. Generally, the Fund may be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Fund may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.
Some of the Fund’s interests may be highly illiquid and may be subject to long term holding in accordance with the investment program of the Fund and due to market conditions applicable to such assets.
Unlisted Securities Risk.
Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.
Bankruptcy Claims Risk.
The Fund’s investments include debt and equity of financially distressed companies. In the event that the issuer files for bankruptcy protection, the Fund will likely be unable to sell its claims without realizing significant losses and may be unable to recover current interest on such claims during the course of the bankruptcy year. The markets in U.S. bankruptcy claims are generally not regulated by U.S. federal securities laws or the SEC. To the extent debt investment is unsecured (
i.e.
, has no collateral securing repayment), such claims may have a lower priority than secured claims (which have first recourse to the collateral securing such claim). In addition, the debt of an issuer in bankruptcy may be adversely affected by an erosion of the issuer’s business and overall value. Accordingly, there can be no guarantee that a debtor will be able to satisfy all of its liabilities or that the Fund will be able to recover the entire amount of its bankruptcy claim.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to appear and be heard, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the Fund (in its role as a creditor). Furthermore, there are instances where creditors lose their priority under Title 11 of the United States Code (the “Bankruptcy Code”) (
i.e.
, are equitably subordinated) if, for example, they have engaged in misconduct that harms other creditors. In those cases where the Fund has engaged in such conduct, the Fund may lose its priority.
Generally, the duration of a bankruptcy case can only be roughly estimated. The reorganization of a company usually involves the development and negotiation of a plan of reorganization, the approval of the plan by creditors and the confirmation of the plan by the bankruptcy court. This process can involve substantial legal, professional and administrative costs to the company and the Fund; it is subject to unpredictable and lengthy delays; and during the process the company’s competitive position may erode, key management may depart and the company may not be able to invest adequately. In some cases, the issuer may not be able to reorganize and may be required to sell its assets either as a going concern or as part of liquidation. As a result, even in those circumstances where the Fund may recover the entire amount of its bankruptcy claim, the Fund may be adversely impacted by any costs incurred by the Fund in representing its interests in a debtor’s bankruptcy case.
U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by virtue of the size of its claim relative to the claims of the entire class. In addition, certain administrative costs and claims that have priority by law over the claims of certain creditors (for example, claims for certain taxes) may impair the recovery of an investment in a bankruptcy claim.
The Fund intends to invest some of its assets in securities and other investments of issuers domiciled, or assets located, globally. Investment in the debt of financially distressed companies domiciled outside the United States involves additional risks. Bankruptcy law and process may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain markets, although bankruptcy laws have been enacted, the process for reorganization remains uncertain.
The Adviser or another representative of the Fund, on behalf of the Fund, may elect to serve on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s positions as a creditor or equity holder. A member of any such committee or group may owe a fiduciary duty and be subject to certain obligations to all members that the committee represents and/or to other similarly situated parties. The Adviser may resign from that committee or group for any reason, including, for example, if the Adviser concludes that its obligations owed to the other parties as a committee or group member conflict with its duties owed to the Fund. In such case, the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of or increasing its investments in such company while it continues to be represented on such committee or group.
The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser. Additionally, the claim may be disallowed or subordinated if the bankruptcy court determines that the seller engaged in inequitable conduct that harmed other creditors.
Reorganizations can be contentious and adversarial, and it is by no means unusual for participants to use the threat of litigation and to engage in litigation as a negotiating technique. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would generally be borne by the Fund.
Trade and Other General Unsecured Claims Risk.
The Fund may acquire interests in claims of trade creditors and other general unsecured claim holders of a debtor (“Trade Claims”). Trade Claims generally include, but are not limited to, claims of suppliers for goods delivered and for which payment has not been made, claims for unpaid services rendered, claims for contract rejection and claims related to litigation. Trade Claims are typically unsecured and may, in unusual circumstances, be subordinated to other unsecured obligations of the debtor. The repayment of Trade Claims is subject to significant uncertainties, including potential set off by the debtor as well as the other uncertainties described herein with respect to other distressed debt obligations.

Distressed and Defaulted Obligations Risk.
The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time. Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. Obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.
In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new investment the value of which will be less than the purchase price to the Fund of the investment in respect to which such distribution was made.
Litigation, Bankruptcy and Other Proceedings Risk
.
In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.
Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or
non-U.S.
bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of
non-U.S.
obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable
non-U.S.
laws) may adversely impact the Fund’s securities.
Risks of Debt Securities Generally.
Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.
Interest Rate Risk.
Changes in interest rates can affect the value of the Fund’s investments in fixed-income instruments. The Fund may experience increased interest rate risk to the extent it invests, if at all, in debt instruments with longer maturities, debt instruments paying no interest (such as zero-coupon
debt instruments) or debt instruments paying
non-cash
interest in the form of other debt instruments.
Prepayment Risk.
The frequency at which prepayments (including voluntary prepayments by the obligors and accelerations due to defaults) occur on debt instruments will be affected by a variety of factors including the prevailing level of interest rates and spreads as well as economic, demographic, tax, social, legal and other factors. Generally, obligors tend to prepay their fixed rate obligations when prevailing interest rates fall below the coupon rates on their obligations. Similarly, floating rate issuers and borrowers tend to prepay their obligations when spreads narrow.
In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many fixed rate obligations will be discount instruments when interest rates and/or spreads are high, and will be premium instruments when interest rates and/or spreads are low, such debt instruments may be adversely affected by changes in prepayments in any interest rate environment.
However, increased prepayment levels may negatively impact the total cash realized over the life of the assets and may consequently affect the rate of return on such investments. Specifically, adverse effects of prepayments may impact the Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only instrument in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Adviser may have constructed for these investments, resulting in a loss to the Fund’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many instruments to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss. The Adviser accounts for anticipated prepayment levels in investing in loan assets.
High-Yield Securities Risk.
A portion of the Fund’s investments may consist of investments characterized as “high-yield securities”. Such securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit risk and liquidity risk than more highly rated obligations. Bonds or other fixed-income securities that are “higher yielding” (including non-investment
grade) debt securities are generally not exchange traded and, as a result, these securities trade in the over-the-counter
marketplace, which is less transparent and has wider bid/ask spreads than the exchange-traded marketplace. High-yield securities face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. High-yield securities are generally more volatile and are generally unsecured and may be subordinate to other obligations of the obligor, which may be secured by substantially all of the issuer’s assets. High-yield securities may also not be protected by financial covenants or limitations on additional indebtedness. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Companies that issue such securities may be highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flows to service their obligations. Overall declines in the below investment grade bond and other markets or an economic downturn in the financial markets generally may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments.

The Fund is authorized to invest in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future or that are currently in default and are generally considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result only in partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
Corporate Debt Risk.
Bonds, notes and debentures issued by corporations may pay fixed, variable or floating rates of interest, and may include zero-coupon
obligations. Corporate debt instruments may be subject to credit ratings downgrades. Other instruments may have the lowest quality ratings or may be unrated. In addition, the Fund may be paid interest in kind in connection with its investments in corporate debt and related investments (e.g., the principal owed to the Fund in connection with a debt investment may be increased by the amount of interest due on such debt investment). Such investments may experience greater market value volatility than debt obligations that provide for regular payments of interest in cash and, in the event of a default, the Fund may experience substantial losses.
Mezzanine Debt Risk.
Mezzanine debt is typically junior to the obligations of a company to senior creditors, trade creditors and employees. The ability of the Fund to influence a company’s affairs, especially during periods of financial distress or following an insolvency, may be less than that of senior creditors. Mezzanine debt instruments are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt instruments have historically been higher, and recovery rates lower, than for investment-grade instruments and other debt instruments. In the event of the insolvency of a portfolio company of the Fund or similar event, the Fund’s debt investment therein will be subject to fraudulent conveyance, subordination and preference laws.
Stressed Debt Risk.
Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty. The market prices of stressed and distressed instruments are highly volatile, and the spread between the bid and the ask prices of such instruments is often unusually wide.
Non-Performing
Nature of Debt Risk.
Certain debt instruments may be
non-
performing or in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments, if any, with respect to such debt instruments.
Troubled Origination Risk.
When financial institutions or other entities that are insolvent or in serious financial difficulty originate debt, the standards by which such instruments were originated, the recourse to the selling institution, or the standards by which such instruments are being serviced or operated may be adversely affected.
Equitable Subordination Risk.
Under common law principles that in some cases form the basis for lender liability claims, if a lender (i) intentionally takes an action that results in the undercapitalization of a borrower or issuer to the detriment of other creditors of such borrower or issuer, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower or issuer to the detriment of other creditors of such borrower or issuer, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors (a remedy called “equitable subordination”). If the Fund engages in such conduct, the Fund may be subject to claims from creditors of an obligor that debt held by the Fund should be equitably subordinated. The Fund does not intend to engage in conduct that would form the basis for a successful cause of action based upon the lender liability or equitable subordination doctrines; however, because of the nature of the debt obligations, the Fund or its subsidiaries may be subject to claims from creditors of an obligor that debt obligations of such obligor which are held by the issuer should be equitably subordinated.
Derivative Instruments Risk
. The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance
by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk, risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions.

The Adviser with respect to the Fund anticipates filing a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the Commodity Exchange Act, as amended (the “CEA”). If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.
The prices of derivative instruments can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, capital costs, the liquidity of the market for the referenced assets and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and interest rate related futures and options. This type of intervention often is intended to directly influence prices and may, together with other factors, cause all of these markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.
Derivatives contracts are subject to extensive regulation and these regulations may impose costs and operational constraints on the Fund to the extent that is trades derivatives.
Subject to certain exceptions, Rule
18f-4
under the 1940 Act requires a fund to trade derivatives and other transactions that create future payment or delivery obligations subject to certain requirements, including the adoption and implementation of policies and procedures designed to manage the Fund’s derivatives risks, recordkeeping and reporting requirements, compliance with a limit on the amount of leverage-related risk that the Fund may obtain based on value-at-risk
and maintaining a derivatives risk management program and designating a derivatives risk manager.
Call Options Risk
. The Fund may engage in call option transactions. There are risks associated with the sale and purchase of call options. The seller (writer) of a call option that is covered (
e.g.
, the writer holds the underlying security) bears the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option bears the risk of an unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option bears the risk of losing its entire investment in the call option.
Put Options Risk
.
The Fund may engage in put option transactions. There are risks associated with the sale and purchase of put options. The seller (writer) of a put option that is covered (
e.g.
, the writer has a short position in the underlying security) bears the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option bears the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option bears the risk of losing its entire investment in the put option.
Swaps Generally Risk
. The Fund may invest in swaps. Investments in swaps involve the exchange by a fund with another party of their respective commitments. In the case of interest rate swaps, a fund may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The use of swaps subjects a fund to the risk of default by the counterparty. If there is a default by the counterparty to a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may also enter into currency swaps or other swaps that are similar to interest rate swaps but may be surrogates for other investments such as currency forwards or options.
Credit Default Swaps (“CDS”) Risk
.
The Fund may invest in CDS. A CDS can be used to implement the Adviser’s view that a particular credit, or group of credits, will experience credit improvement or credit deterioration. In the case of expected credit improvement, the Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of the Fund to make payment upon the occurrence of a credit event creates leveraged exposure to the credit risk of the reference entity. In the case of expected credit deterioration, the Fund may buy credit default protection; in such instance, the Fund will pay a premium.

Total Rate of Return (“TRR”) Swaps Risk
. The Fund may engage in TRR swaps. TRR swaps are another form of derivative that the Fund may utilize in seeking to achieve its investment objectives. A TRR swap allows the total return receiver to receive all income and other distributions with respect to a specified notional amount of an asset as well as the change in market value of the asset (whether a security, index, interest rate, form of debt, currency or other asset) from the total return payer in return for paying a floating or fixed interest rate on the specified notional amount. The total return payer is synthetically short and the total return receiver is synthetically long in the asset. This may create a highly leveraged exposure to the underlying asset.
Interest Rate Swaps Risk
. The Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties where one party agrees to pay a contractually stated fixed income stream, usually denoted as a fixed percentage of an underlying “notional” amount, in exchange for receiving a variable income stream, usually based on a reference rate such as LIBOR or the Secured Overnight Financing Rate (“SOFR”), and denoted as a percentage of the underlying notional amount. In the event that a fund enters into an interest rate swap and is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a fund is paying a fixed amount, the fund will be exposed to the risks of a decrease in the variable interest rate and of consequently paying more than it is receiving. Alternatively, in the event that a fund is paying a floating amount, the fund will be exposed to the risks of an increase in the variable interest rate and of consequently paying more than it is receiving.
Forward Contracts Risk
. The Fund may enter into forward contracts that are not traded on exchanges and are generally not regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with whom the Fund may maintain accounts may require the Fund to deposit margin with respect to such trading, although margin requirements are often minimal. The Fund’s counterparties are not required to continue to make markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than that which the Fund’s Adviser would otherwise recommend, to the possible detriment of the Fund.
Loan Portfolios and Debt Obligations Risk.
Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub-
or
non-performing
and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.
A number of judicial decisions in the U.S. have upheld the rights of debtors to sue lending institutions on the basis of evolving lender liability legal theories. Generally, lender liability is founded upon the premise that an institutional investor has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the debtor or its other creditors. Lenders who are determined to have exercised inappropriate control over the management of a debtor may find their claims subordinated or be exposed to counterclaims for damages. Such liability could exceed the value of the Fund’s investment.
Loan Investments Risk.
The Fund’s success in the area of loan investing will depend, in part, on its ability to obtain loans on advantageous terms. In purchasing loans, the Fund will compete with a broad spectrum of investors and institutions. Increased competition for, or a diminution in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to investors.
Bank Loans Risk.
A portion of the Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions. Such loans are typically private corporate loans that are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks or financial institutions. The bank loans to be acquired by the Fund may be below investment grade and may not be rated. Such loans may include defaulted or partially defaulted loans. For a discussion of the risks associated with below investment grade investments, see “
High-Yield Securities
” above.

The Fund may invest directly or through participations in loans with revolving credit features or other commitments or guarantees to lend funds in the future. A failure by the Fund to advance requested funds to a borrower could result in claims against the Fund and in possible assertions of offsets against amounts previously lent. The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as lender under the credit agreement, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Bank loans are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws;
(ii) so-called
lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims by third parties arising from these and other risks will be borne by the Fund.
As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to the high-yield debt market.
Second Lien Loans Risk.
The Fund may invest in loans that are secured by a second lien on assets. Second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy that can materially affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products.
Debtor-in-Possession
(“DIP”) Loans Risk.
Loans to companies that have filed for protection under Chapter 11 of the U.S. Bankruptcy Code, as amended, are most often asset-based, revolving working-capital facilities put into place at the outset of a Chapter 11 case to provide the debtor with both immediate cash and the ongoing working capital that will be required during the reorganization process. While such loans are generally less risky than many other types of loans as a result of their seniority in the debtor’s capital structure and because their terms have been approved by a federal bankruptcy court order, it is possible that the debtor’s reorganization efforts may fail and the proceeds of the ensuing liquidation of the DIP lender’s collateral might be insufficient to repay in full the DIP loan.
Fraud Risk
. Of paramount concern in loan investments is the possibility of material misrepresentation or omission on the part of the borrower or loan seller. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.
Collateral Risk
. Certain loans held by the Fund will be secured. While secured loans acquired by the Fund will generally be structured to be over- collateralized, the Fund may be exposed to losses resulting from default and foreclosure. Therefore, the value of the underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Risks of Loan Markets in General.
The Fund may invest in loans and may take a larger position in a particular loan investment opportunity if the Adviser perceives a possibility of selling or otherwise transferring, in the future, positions in such loans to other persons. If the Fund is unable to sell or otherwise transfer any such excess interest in a loan that it acquires, the Fund would be forced to hold such excess interest for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers. The Fund’s success will depend, in part, on the ability of the Fund or its affiliates to obtain loans on advantageous terms. In purchasing loans, the Fund or their affiliates compete with a broad spectrum of entities, many of which have substantially greater financial resources and are better known than the Fund or their subsidiaries. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on such loans, which could reduce returns to investors.
Investing in Loans Made to Companies in Distressed Situations Risk.
As part of its investing activities, the Fund may invest in loans made to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company, the Fund may lose all or part of the amounts invested in the loan made to the borrower or may be required to accept collateral with a value less than the amount of the loan held by the Fund or its affiliates.
Loan Participations Risk.
A participation interest in a portion of a debt obligation typically results in a contractual relationship with only the institution acting as lender under the credit agreement, not with the borrower. The Fund may invest indirectly through participations. As a result of the structure of a loan participation transaction, the Fund may not have any direct claim against the underlying borrower in such a transaction, and may be subject to potential default risks by both the party from which the Fund acquires its participation right and the underlying borrower. In addition, for a variety of reasons, the Fund may invest in loans, and then participate out a portion of the economics in such loans to the Other Accounts, or an Other Account may invest in loans, and then participate out a portion of the economics in such loans to the Fund. To the extent that the Fund sells participation interests to one or more Other Accounts, or to the extent that an Other Account sells participation interests to the Fund and one or more other funds, the Adviser will generally seek to ensure that the costs and benefits of such transactions are equitably and proportionately borne by all such funds. However, there can be no assurance that the Adviser will be successful in precisely balancing the appropriate costs and benefits derived from such transactions.
Mortgage REITs Risk.
The Fund may directly or indirectly invest in mortgage REITs. A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain specific risks:
Real Estate Market Risk
. Adverse economic, business or political developments affecting real estate could have a material adverse effect on the value of investments in mortgage REITs.
Interest Rate Risk
. Mortgage REITs are subject to significant interest rate risk. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. When the general level of interest rates goes down, the value of a mortgage REIT’s investment in fixed rate obligations goes up.
Leverage Risk
. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk.
Credit Risk
. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit.
Prepayment Risk
. Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield.

Securitization Risk.
The Adviser intends to lever the Fund’s assets through the use of securitization vehicles. Since the Fund’s ability to issue asset-backed debt securities may be limited because of market conditions or regulations, the Fund intends to acquire mortgage loan assets at acceptable, unlevered yields, with the prospect of enhancing returns through financing or sales of such asset-backed securities. Leverage of certain assets may be accomplished through securitization vehicles that are either Delaware statutory trusts or
non-U.S.
entities depending on the nature of the financing required.
Credit Risk.
While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund or affiliate of the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.
Structured Finance Securities Risk.
The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.
Investing in structured finance securities entails various risks: credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks, geographical concentration risks, basis risks and legal risks. Structured finance securities are subject to the significant credit risks inherent in the underlying collateral and to the risk that the servicer fails to perform. Accordingly, such securities generally include one or more credit enhancements, which are designed to raise the overall credit quality of the security above that of the underlying collateral. However, insurance providers and other sources of credit enhancement may fail to perform their obligations. Structured finance securities are subject to risks associated with their structure and execution, including the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such structured finance securities, whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end,
under what terms (including maturity of the structured finance instrument) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such structured finance securities. In addition, concentrations of structured finance securities of a particular type, as well as concentrations of structured finance securities issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the structured finance securities to additional risk.
In both the U.S. and the EU, certain risk retention requirements may apply to investments in which the Fund may be seen to act as originator of assets or sponsor of a securitization transaction. The Fund will need to retain enough equity of each such securitization transaction in order to comply with such risk retention requirements. The Fund’s compliance with such risk retention requirements and the possible illiquidity of such securitization transactions could impair the Fund’s profitability or result in losses.
Certain structured finance securities that may be held by the Fund may be subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the related transactions have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss due to delinquencies or losses on the underlying assets. In certain circumstances, payments of interest may be reduced or eliminated for one or more payment dates. Additionally, as a result of cash flow being diverted to payments of principal of more senior classes, the average life of such securities may lengthen. Subordinate structured finance securities generally do not have the right to call a default or vote on remedies following a default unless more senior securities have been paid in full. As a result, a shortfall in payments to subordinate investors in structured finance securities will generally result neither in a default being declared on the transaction nor in an acceleration or restructuring of the obligations thereunder. Furthermore, because subordinate structured finance securities may represent a relatively small percentage of the size of an asset pool being securitized, the impact of a relatively small loss on the overall asset pool may be substantial on the holders of such subordinate security.

Structured finance securities are also subject to the risks of the securitized assets. In particular, structured finance securities are subject to risks related to the quality of the control systems and procedures used by the parties originating and servicing the securitized assets. Deficiencies in these systems may result in higher-than-expected borrower delinquencies or other factors affecting the value of the underlying assets, such as the inability to effectively pursue remedies against borrowers due to defective documentation. The Fund may rely upon representations of the securitization vehicles in respect of control systems and the securitized assets and conduct little or no diligence in respect of them. Accordingly, there can be no assurance that the control systems and the securitized assets will not be defective in a manner that could adversely affect the Fund.
Risks ABS and MBS Generally.
The investment characteristics ABS and MBS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time.
ABS and MBS Subordinated Securities Risk.
Investments in subordinated MBS and ABS involve greater credit risk of default than the senior classes of the issue or series. Default risks may be further pronounced in the case of MBS and ABS secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying loans. Certain subordinated securities absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities, therefore, possess some of the attributes typically associated with equity investments.
Commercial MBS Risk
. The Fund’s portfolio may include exposure to commercial MBS, which are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. Commercial MBS are subject to particular risks, including lack of standardized terms, shorter maturities than RMBS, and the structuring such that a substantial portion of the loan principal is not amortized over the loan term but is payable at maturity. Repayment of the loan principal thus often depends upon the future availability of real estate financing from the existing or an alternative lender and/or upon the current value and salability of the real estate. Therefore, the unavailability of real estate financing may lead to default.
Most commercial mortgage loans underlying MBS are effectively nonrecourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related MBS are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of MBS may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related MBS. Revenues from the assets underlying such MBS may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court appointed receiver to control collateral cash flow.
Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Furthermore, the net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; the solvency of the related tenants; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. The exercise of remedies and successful realization of liquidation proceeds relating to commercial mortgage-backed securities may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special services available, particularly those that do not have conflicts of interest.

ABS Risk
. ABS are not secured by an interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of ABS backed by automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related ABS. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the ABS may not have a proper security interest in all of the obligations backing such ABS. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.
The collateral supporting ABS is of shorter maturity than certain other types of loans and is less likely to experience substantial prepayments. ABS are often backed by pools of any variety of assets, including, for example, leases, mobile home loans and aircraft leases, which represent the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.
RMBS Risk.
Holders of residential mortgage-backed securities (“RMBS”) bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The ability of a borrower to repay a mortgage loan secured by residential property typically is dependent primarily upon the income or assets of the borrower and may also be effected by, among other things: (i) the terms of the mortgage loan, (ii) the borrower’s “equity” in the mortgaged property and (iii) general economic conditions, such as property location and condition, competition and demand for comparable properties, changes in zoning laws for the property or its surrounding area, environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions, declines in regional or local real estate values, increases in interest rates or real estate taxes, availability and costs of municipal services, changes in governmental rules, regulations and fiscal policies, including environmental legislation and changes in tax laws, acts of God, war or other conflict, terrorism, social unrest and civil disturbances and natural disasters, such as hurricanes. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process, and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.
Foreclosure of a mortgage loan can be an expensive and lengthy process that can have a substantial negative effect on the Fund’s originally anticipated return on the foreclosed mortgage loan. In addition, failure of residential mortgage loan originators or servicers to comply with governing laws, to the extent any of their residential mortgage loans become part of the Fund’s mortgage-related assets, could subject the Fund, as assignee or purchaser of the related residential mortgage loans, to monetary penalties and could result in the borrowers rescinding the affected residential mortgage loans.
Investments in RMBS may experience losses or reduced yield if, for example, (i) the borrower of an underlying residential mortgage loan defaults or is unable to make payments, (ii) the underlying residential mortgage loans are prepaid, (iii) there is a general decline in the housing market, or (iv) violations of particular provisions of certain federal laws by an issuer of RMBS limit the ability of the issuer to collect all or part of the principal of or interest on the related underlying loans.
Non-Prime
or
Sub-Prime
Residential Mortgage Loans Risk
. The Fund may invest in
non-prime
or
sub-prime
residential mortgage loans secured by residential properties located outside of the U.S.
Non-prime
and
sub-prime
residential mortgage loans are made to borrowers who have poor or limited credit histories and, as a result, do not qualify for traditional mortgage products.
Non-prime
and
sub-prime
borrowers have materially higher rates of delinquencies, foreclosure and loss compared to prime credit quality borrowers. Accordingly, the mortgage loans the Fund holds may experience relatively high rates of delinquency and/or foreclosure, and such high rates may have a substantial negative impact on the Fund’s return on investments.
Structured Notes Risk.
Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

Collateralized Loan Obligations Risk.
In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches.
In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles, including equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.
In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.
Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers. In addition, the Fund is subject to the risk that the systems used by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.
To the extent underlying default rates with respect to the securities in which the Fund invests occur or otherwise increase, the performance of the Fund’s investments may be adversely affected. The rate of defaults and losses on debt instruments will be affected by a number of factors, including global, regional and local economic conditions in the area where the borrower operates, the financial circumstances of the borrower as well as the general market conditions. A decline in global markets (or any particular sub-market thereof)
may result in higher delinquencies and/or defaults as borrowers may not be able to repay or refinance their outstanding debt obligations when due for a variety of reasons, which may adversely affect the performance of the Fund’s investments.
CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.
The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

Issuers may be subject to management and administration. Payment of such additional fees will adversely impact on the returns achieved by the Fund.
The Fund may hold securities that are in a first loss or subordinated position with respect to realized losses on the collateral of its issuers. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.
The Fund’s investments and the assets that collateralize them may prepay more quickly than expected and have an impact on the value of the Fund. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased re-investment risk,
as the Fund or a CLO collateral manager might realize excess cash from prepayments earlier than expected. If the Fund or a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce net income and the fair value of that asset.
The Fund is expected to rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on investments. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on investments, as the Fund may not be provided with information on a timely basis in order to take appropriate measures to manage its risks. The Fund is also expected to rely on CLO collateral managers to act in the best interests of a CLO it manages. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (
e.g.
, gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of investments.
There could in the future be circumstances when uncertainty exists with respect to the roles of certain parties relating to CLO issuers. Various issues may arise for which there may not be a clear answer in the transaction documents of such issuers, such as, for example only, whether the trustee is obligated to actively search for breaches of representations and warranties, whether holders of the issuer should be allowed access to all deal documents and whether principal forgiveness should be treated as a realized loss. The manner in which these open issues are resolved, specifically those which impact the receipt and allocation of underlying cash flows and losses, could adversely impact the Fund’s current and future investments in issuers.
The failure of servicers to effectively service the loans underlying certain of the investments in the Fund would materially and adversely affect the Fund. Most securitizations of loans require a servicer to manage collections on each of the underlying loans. Both default frequency and default severity of loans may depend upon the quality of the servicer. If servicers are not vigilant in encouraging borrowers to make their monthly payments, the borrowers may be far less likely to make these payments, which could result in a higher frequency of default. If servicers take longer to liquidate non-performing assets,
loss severities may tend to be higher than originally anticipated. The failure of servicers to effectively service the receivables underlying certain assets in the Fund’s investments could negatively impact the value of its investments and its performance. Servicer quality is of prime importance in the default performance of certain personal loans. Servicers may go out of business which would require a transfer of servicing to another servicer. Such transfers take time and loans may become delinquent because of confusion or lack of attention. Servicers may be required to advance interest on delinquent loans to the extent the servicer deems those advances recoverable. In the event the servicer does not advance, interest may be interrupted even on more senior securities. Servicers may also advance more than is in fact recoverable once a defaulted loan is disposed, and the loss to the trust may be greater than the outstanding principal balance of that loan (greater than 100% loss severity). For securitizations with corporate loans, the collateral manager’s role in reinvestment of principal amortization in performing credits and with respect to loans that default, as well as its ability to actively manage the portfolio through trading, will have a significant impact on the value of the underlying collateral and the performance of its securitization. If the collateral manager reinvests proceeds into loans which then default, does not sell loans before such loans default close to the original purchase price or does not effectively contribute to a restructuring process to maximize value of the loan the securitization owns, the collateral manager could materially and adversely impact the Fund’s investments.
The Fund’s investment strategy with respect to certain investments (or types of investments) may be based, in part, upon the premise that interests in issuers and/or an issuer’s underlying collateral that are otherwise performing may from time to time be available for participation by the Fund at “discounted” rates or at “undervalued” prices. Purchasing debt instruments and/or other interests at what may appear to be “undervalued” or “discounted” levels is no guarantee that these investments will generate attractive risk-adjusted returns to the Fund or will not be subject to further reductions in value. For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments and other securities in which the Fund invests may decline substantially. In particular, purchasing debt instruments or other assets at what may appear to be “undervalued” or “discounted” levels is no guarantee that these assets will not be trading at even lower levels at a time of valuation or at the time of sale. It may not be possible to predict such “spread widening” risk. Additionally, the perceived discount in pricing from previous environments described herein may still not reflect the true value of the collateral assets underlying debt instruments in which the Fund invests.
The fair value of investments may be significantly affected by changes in interest rates. Investments in senior-secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of its assets and operating results.
The senior-secured loans underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have interest rate floors, there may not be corresponding increases in investment income constraining distributions to investors in these CLOs. CLOs typically obtain financing at a floating rate based on a reference rate such as LIBOR or SOFR.
CLOs are typically actively managed by an investment manager, and as a result the interests therein are traded, subject to credit rating agency and other constraints, by such investment manager. The aggregate return on the CLO equity securities will depend in part upon the ability of each investment manager to actively manage the issuer’s portfolio of assets. Additionally, CLOs may be negatively impacted by rating agency actions, and if the securities issued by, or the portfolio securities of, a CLO are downgraded, the Fund’s investment may decline in value. It is possible that an affiliate of the Fund may participate (in certain instances) in the review and approval of the initial collateral selection of certain CLOs as well as any collateral additions to the portfolio. In times of market stress, valuation of CLO securities may reflect wide bid-ask spreads
from numerous valuation sources and be subject to good faith valuations. However, the exercise of control over an issuer could expose the assets of the Fund to claims by such issuer, its investors and its creditors. While the Adviser intends to manage the Fund in a manner that will minimize the exposure of these risks, the possibility of successful claims cannot be precluded.
Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.
SPACs Risk
.
The Fund may invest in stock, warrants, rights and other interests issued by SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally
1-2
months), the rights and warrants may be separated from the common stock at the election of the holder, after which the common stock, rights and warrants become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless or may be repurchased or retired by the SPAC at an unfavorable price.
An investment in a SPAC is subject to a variety of risks in addition to those described above, including that: a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Shipping Industry Risk.
The Fund may acquire assets in the shipping industry, which are subject to the following, non-exhaustive
risks that could have a material adverse effect on the Fund: (i) extensive and changing safety, environmental protection and other international, national, state and local governmental laws, regulations, treaties and conventions in force in international waters, the jurisdictional waters of the countries in which the Fund’s vessels operate, as well as the countries of the Fund’s vessels’ registration, compliance with which may require ship modifications and changes in operating procedure; (ii) international sanctions, embargoes, import and export restrictions, nationalizations and wars or terrorist attacks; (iii) acts of piracy on ocean-going vessels; (iv) severe weather and natural disasters, including, but not limited to, oil spills and other environmental mishaps, fire, mechanical failure, collisions, human error, war, terrorism, piracy, political action, civil unrest and insurrection in various countries and other circumstances or events, which may cause serious damage to vessels, any cargo and other equipment, loss of life or physical injury or delays in the delivery of cargo, loss of revenue from termination of charter contracts or ship management agreements; (v) arrests of a vessel by maritime claimants in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays or require the Fund or underlying portfolio company or subsidiary entity to pay large sums of money to have the arrest lifted which could have a negative impact on the Fund’s returns; (vi) labor interruptions or unrest among crews working on the vessels directly or indirectly owned by the Fund; (vii) delays in delivery of new-build
vessels or delivery of
new-build
vessels with significant defects which could delay or lead to the termination of related charter agreements and also cause cost overruns or cancellation of the new-build
contracts; (viii) increased operational and maintenance costs over the life of a shipping vessel; (ix) drydocking costs for periodic maintenance and repairs that are difficult to predict with certainty and can be substantial; (x) increased difficulty in securing reasonably affordable insurance; (xi) the unpredictable cost and supply of fuel, including the possible increased prices to repurchase fuel upon redelivery of a vessel after charter; (xii) unpredictable market conditions, including fluctuating supply and demand for vessels and/or products or materials transported by such vessels; (xiii) fluctuations in the market value of vessels; and (xiv) termination, breach or default of chartering agreements entered into by the Fund and third parties. Additionally, Section 27 of the Merchant Marine Act of 1920 (the “Jones Act”), requires that vessels transporting cargo between U.S. ports must, among other requirements, be owned and operated by U.S. organized companies that are controlled and 75% owned by U.S. citizens. Consequently, the Jones Act restrictions on
non-U.S.
ownership interests may substantially limit the potential purchasers of a shipping vessel, resulting in a sale that may not reflect the value that could be obtained in an unregulated market.
Aircraft and Aviation Industry Risk.
The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the
COVID-19
pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
Volatility of Commodity Prices Risk.
The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and
non-U.S.
national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.
Regulatory Approvals Risk.
 The Fund may invest in portfolio companies believed to have obtained all material U.S. federal, state, local or non-U.S. approvals,
if any, required as of the date thereof to acquire and operate their facilities. In addition, the Fund may be required to obtain the consent or approval of applicable regulatory authorities in order to acquire or hold certain ownership positions in portfolio companies. A portfolio company could be materially and adversely affected as a result of statutory or regulatory changes or judicial or administrative interpretations of existing laws and regulations that impose more comprehensive or stringent requirements on such portfolio company. For example, in the case of oil and gas drilling, handling and transportation, such activities are extensively regulated, and statutory and regulatory requirements may include those imposed by energy, zoning, environmental, health, safety, labor and other regulatory or political authorities. Moreover, additional regulatory approvals, including without limitation, renewals, extensions, transfers, assignments, reissuances or similar actions, may become applicable in the future due to a change in laws and regulations, a change in the companies’ customers or for other reasons. There can be no assurance that a portfolio company will be able to (i) obtain all required regulatory approvals that it does not have at the time of the Fund’s investment or that it may be required to have in the future; (ii) obtain any necessary modifications to existing regulatory approvals; or (iii) maintain required regulatory approvals. Delay in obtaining or failure to obtain and maintain in full force and effect any regulatory approvals, or amendments thereto, or delay or failure to satisfy any regulatory conditions or other applicable requirements could prevent operation of a facility or sales to or from third parties or could result in fines or additional costs to a portfolio company. Regulatory changes in a jurisdiction where a portfolio investment is located may make the continued operation of the portfolio investment infeasible or economically disadvantageous and any expenditures made to date by such portfolio investment may be wholly or partially written off. The locations of the portfolio investments may also be subject to government exercise of eminent domain power or similar events. Any of these changes could significantly increase the regulatory-related compliance and other expenses incurred by the portfolio investments and could significantly reduce or entirely eliminate any potential revenues generated by one or more of the portfolio investments, which could materially and adversely affect returns to the Fund.
Political and Societal Challenges Risk.
Energy and energy-related infrastructure projects may be subject to siting requirements. Siting of energy projects is also frequently subject to regulation by applicable state, county and local authorities. For example, proposals to site an energy plant or engage in drilling activities in a particular location may be challenged by a number of parties, including special interest groups based on alleged security concerns, disturbances to natural habitats for wildlife and adverse aesthetic impacts, including the common “not in my backyard” phenomenon. Clean energy companies and other companies operating in the clean energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; reduced availability of clean energy sources or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, changes in the regulatory environment for clean energy companies may adversely impact their profitability. The failure of any portfolio investment to receive, renew or maintain any required permits or approvals or any inability to satisfy any requirement of any permits or approvals may result in increased compliance costs, the need for additional capital expenditures or a suspension of project operations.
Climate Change-Related Risks
. The environmental effects of climate change, including rising temperatures, extreme weather, fires, flooding, erratic weather fluctuations, agricultural failures and displacement and destabilization of human populations, could have materially adverse effects on the securities held by the Fund. The Adviser believes that such risks may increase over time, although the time period over which these consequences might unfold is difficult to predict.
In addition to the physical, economic and
geo-political
risks associated with climate change, there are transition risks. The willingness of certain governments, industries and businesses, especially those that profit from, or have a reliance on, fossil fuels, to adapt to climate change or transition to sustainable practices may also adversely affect the securities.

Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain industries whose activities or products are seen as accelerating climate change, or ill-positioned
in light of the economic and social demands imposed by climate change. In recent years, certain investors have incorporated the business risks of climate change and the adequacy of companies’ responses to climate change as part of their investment theses. These shifts in investing priorities may result in adverse effects on the trading price of securities if investors determine that a company has not made sufficient progress on climate change and environmental sustainability matters whether or not climate change proves to be as severe as predicted or preventable.
The values of securities whose performance is linked to assets and revenue streams that are exposed to climate change risk, including futures and swaps that directly or indirectly reference fuel, energy, transportation and agricultural prices, real estate property values, mortgages, taxes, insurance rates and proceeds of tourism, may readily be affected by both long-term, systemic effects of climate change, as well as severe environmental events whose occurrence is inherently unpredictable.
Distressed and Defaulted Debt Risk
. The Fund may invest, to a limited extent, in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund (“Distressed Debt”). Investment in Distressed Debt is speculative and involves significant risks.
The Fund may make such investments when the Adviser believes it is reasonably likely that the issuer of Distressed Debt will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for Distressed Debt. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in Distressed Debt and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Distressed Debt, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Distressed Debt, the Fund’s ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Debt will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Debt or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Debt held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Debt, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.
Environmental Matters Risk.
 The Fund may invest in portfolio companies that are subject to changing and increasingly stringent environmental and health and safety laws, regulations and permit requirements. There can be no guarantee that all costs and risks regarding compliance with environmental laws and regulations can be identified. New and more stringent environmental and health and safety laws, regulations and permit requirements or stricter interpretations of current laws or regulations could impose substantial additional costs on portfolio companies or potential investments. Compliance with such current or future environmental requirements does not ensure that the operations of the portfolio companies will not cause injury to the environment or people under all circumstances or that the portfolio companies will not be required to incur additional unforeseen environmental expenditures. In particular, the oil and gas industry, for example, is subject to environmental hazards, such as oil spills, natural gas leaks and ruptures, discharges of petroleum products and hazardous substances and historic disposal activities. These environmental hazards could expose the Fund’s investments to material liabilities for property damages, personal injuries or other environmental harm, including costs of investigating and remediating contaminated properties. Moreover, failure to comply with any regulatory or legal requirements could have a material adverse effect on a portfolio company, and there can be no assurance that portfolio companies will at all times comply with all applicable environmental laws, regulations and permit requirements. Past practices or future operations of portfolio companies could also result in material personal injury or property damage claims. Any noncompliance with these laws and regulations could subject the Fund and its properties to material administrative, civil or criminal penalties or other liabilities. Certain environmental laws and regulations may require that an owner or operator of an asset address prior environmental contamination, which could involve substantial cost. Such laws and regulations often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of environmental contamination. The Fund may therefore be exposed to substantial risk of loss as a result of environmental claims against portfolio companies. Some of the most onerous environmental requirements regulate air emissions of pollutants and greenhouse gases; these requirements may particularly affect companies in the energy sector.

Assumption of Catastrophe Risks.
The Fund may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters (which may be caused, or enhanced in frequency and severity, by climate change factors); war, terrorism and other armed conflicts; cyberterrorism; major or prolonged power outages or network interruptions; and public health crises, including infectious disease outbreaks, epidemics and pandemics. To the extent that any such event occurs and has a material effect on global financial markets or specific markets or issuers in which the Fund invests (or has a material negative impact on the operations of the Adviser or applicable service providers), the risks of loss can be substantial and could have a material adverse effect on the Fund and its Shareholders. Furthermore, any such event may also adversely impact one or more individual Shareholders’ financial condition, which could result in substantial repurchase requests by such Shareholders as a result of their individual liquidity situations and irrespective of Fund performance.
Investments in Event-Oriented Situations Risk.
From time to time the Fund may make investments in securities based on the expectation that certain events will or will not take place, such as the consummation of an announced or otherwise anticipated transaction or the satisfaction of prerequisite elements of a related transaction. The success of the Fund’s event-driven investment strategy depends upon the Adviser’s ability to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value, but fail to implement it, which can result in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security in respect of which such distribution was made. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable securities laws; and (iv) the inability to obtain adequate financing. Because of the inherently speculative nature of event-driven investing, the results of the Fund’s operations may be expected to fluctuate from period to period. In the event that expected events do not take place or prerequisites are not satisfied, the Fund may suffer a loss, or, as may be the case with short selling or other derivative transactions, be forced to enter into one or more subsequent unprofitable transactions. Accordingly, investors should understand that the results of a particular period will not necessarily be indictive of the results that may be expected in future periods.
Investments in Banks Risk.
The Fund is generally prohibited from purchasing or otherwise acquiring a controlling interest in any issuer that is a bank or a bank holding company, or a thrift or thrift holding company. In the event that the Fund was to acquire such a controlling interest, the Fund would be required to receive approvals from the appropriate regulators and would be subject to applicable banking laws and regulations as a bank holding company or thrift holding company. The Fund will take appropriate actions, including consultation with the Adviser, monitoring of positions, divestiture of securities or adoption of proxy voting guidelines, to ensure that it does not acquire control of such an issuer or become a bank holding company or a thrift holding company.
Non-U.S.
Investments Risk.
The Fund may invest in securities of
non-U.S.
companies and
non-U.S.
countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of
non-U.S.
countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain
non-U.S.
economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain
non-U.S.
countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in
non-U.S.
countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in
non-U.S.
countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in
non-U.S.
countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.
The United Kingdom (“UK”) has formally withdrawn from the European Union (“EU”) and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The UK and EU reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating to the trading of goods, however, this does not cover financial services. The Fund may face risks associated with the potential uncertainty and consequences of the new relationship between the UK and EU, including volatility in exchange and interest rates and politically divergent national laws and regulations.
In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022, significantly amplifying already existing geopolitical tensions. The U.S. and many other countries have instituted various economic sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could have severe ongoing adverse effects on Russia and Europe and the world in general, including significant negative impacts on economies, sovereign debt, the markets for certain securities and commodities, such as oil and natural gas, and the world food supply. Reductions in the supply, and increased cost, of commodities including food could in turn lead to social instability in certain countries, with unpredictable effects on financial markets. This conflict may expand and military attacks could occur elsewhere. The potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets. Europe has also been struggling with mass migration. The impact of these matters, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Whether or not the Fund invests in securities of issuers located in or with significant exposure to the issuers or countries most directly affected, these events could negatively affect the value and relative liquidity of the Fund’s investments. The occurrence of terrorist incidents in Europe or elsewhere could also impact financial markets globally.
The Fund may trade futures, options and forward contracts on commodity exchanges and markets located outside the U.S. where CFTC regulations do not apply. In contrast to U.S. exchanges, some
non-U.S.
exchanges are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has entered into a commodity contract and not of an exchange or clearing corporation. In such a case, the Fund is subject to the risk of the inability of, or refusal by, the counterparty to perform with respect to such contracts. In addition, the trading of forward contracts on certain
non-U.S.
commodity exchanges may be subject to price fluctuation limits.
Non-U.S.
futures transactions involve executing and clearing trades on a
non-U.S.
exchange. This is the case even if the
non-U.S.
exchange is formally “linked” to a U.S. exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No U.S. organization regulates the activities of a
non-U.S.
exchange, including the execution, delivery and clearing of transactions on such an exchange, and no U.S. regulator has the power to compel enforcement of the rules of the
non-U.S.
exchange or the laws of
non-U.S.
jurisdictions. Moreover, such laws or regulations will vary depending on the jurisdiction in which the transaction occurs. For these reasons, funds which trade on
non-U.S.
exchanges may not be afforded certain of the protections that apply to U.S. commodity futures transactions, including the right to use alternative dispute resolution procedures.
Emerging Markets Risk
. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval
of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter
markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility
of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in
non-U.S.
courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with
non-U.S.
brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.
The economies of emerging markets may differ favorably or unfavorably from the economy of developed countries in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. In addition, many countries in the emerging markets have their own history of default on external debt when their economies experience a downturn. These risks of sovereign default could adversely affect the value of the Fund’s portfolio even in circumstances when the investment has not performed poorly. Further, emerging markets are generally heavily dependent upon international trade or the health of particular economies and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain emerging markets may be based predominantly on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In particular, certain commodities may occupy a more prominent position in the economies of emerging markets than in the Organisation for Economic
Co-operation
and Development countries, and such economies therefore are sensitive to fluctuations in commodity prices. A sustained increase or decrease in commodity prices could have a significant negative impact on the economies of emerging markets.
Enforceability of
Non-U.S.
Judgments Risk.
The Fund may encounter difficulties in pursuing legal remedies or in obtaining or enforcing judgments in
non-U.S.
courts. Further, at present, some emerging markets do not have treaties providing for the reciprocal recognition and enforcement of judgments with the United States. Therefore, it may be difficult for the Fund to enforce in such countries any judgments it may obtain in courts of the United States.
Currencies Risk
. A principal risk in trading currencies is the rapid fluctuation in the market prices of currency contracts. Prices of currency contracts traded by the Fund are affected generally by relative interest rates, which in turn are influenced by a wide variety of complex and difficult to predict factors such as money supply and demand, balance of payments, inflation levels, fiscal policy, and political and economic events. In addition, governments from time to time intervene, directly and by regulation, in these markets, with the specific effect, or intention, of influencing prices which may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.
Sovereign Debt Risk.
Several factors may affect (i) the ability of a government, its agencies, instrumentalities or its central bank to make payments on the debt it has issued (“Sovereign Debt”), including securities that the Adviser believes are likely to be included in restructurings of the external debt obligations of the issuer in question, (ii) the market value of such debt and (iii) the inclusion of Sovereign Debt in future restructurings, including such issuer’s (x) balance of trade and access to international financing, (y) cost of servicing such obligations, which may be affected by changes in international interest rates, and (z) level of international currency reserves, which may affect the amount of foreign exchange available for external debt payments. Significant ongoing uncertainties and exposure to adverse conditions may undermine the issuer’s ability to make timely payment of interest and principal, and issuers may default on their Sovereign Debt.
Real Estate Ownership Risk.
Ownership of real property interests entails the risk that such interests will fail to perform in accordance with expectations, including operating and leasing expectations, the value achieved on sale, and the timing of sale. The marketability and value of any real property interests that the Fund may own and control will depend on many factors beyond its control, including: changes in general or local economic conditions in various markets; changes in supply of or demand for competing properties in an area; changes in interest rates; the promulgation and enforcement of governmental regulations relating to land use and zoning restrictions, environmental protection and occupational safety; unavailability of mortgage funds that may render the sale of a property difficult; the financial condition of tenants, buyers and sellers of properties; changes in real estate tax rates and other operating expenses; the imposition of rent controls; changes in monetary policy in countries where the real property interests are located; and energy and/or supply shortages, various uninsured or uninsurable risks and acts of God, natural disasters and uninsurable losses. In addition, general economic conditions, as well as conditions of local and international financial markets, may adversely affect any real property interests that the Fund may own and control. Real estate historically has experienced significant fluctuations and cycles in value.
Potential Environmental Liability Risk.
Under various U.S. and
non-U.S.
federal, state and local laws, ordinances and regulations, a current or previous owner, developer or operator of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances at, on, under or in such property. The costs of removal or remediation of such substances could be substantial. Such laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.
Repurchase Agreements Risk
.
Repurchase agreements are transactions in which a purchaser purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the purchaser, either through its regular custodian or through a special
“tri-party”
custodian or
sub-custodian
that maintains separate accounts for both the purchaser and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.
Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the purchaser may suffer delays, costs and possible losses in connection with the disposition of collateral.
Reverse Repurchase Agreements Risk
.
Reverse repurchase agreements involve the sale of securities held by a person subject to the person’s agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest.
A reverse repurchase agreement has the same economic effect as borrowing money and therefore gives rise to leverage risk. Reverse repurchase agreements also involve the risk that the buyer of the securities sold might be unable to deliver them when the selling investor seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the seller’s obligation to repurchase the securities, and the seller’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
In October 2020, the SEC adopted Rule
18f-4
related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (
e.g
., bank borrowings, if applicable) when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions.
Non-Diversification
Risk
.
Investment companies are classified as either “diversified” or
“non-diversified”
under the 1940 Act. The Fund is classified as a
“non-diversified”
investment company under the 1940 Act, although it is diversified for Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified
investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher proportion of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Risks Related to the Structure of the Fund
Anti-Takeover Risk
. The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire a controlling interest in the Fund. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, amend the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.

Closed-end
Interval Fund; Liquidity Risk
.
The Fund is a
non-diversified, closed-end
management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment.
Closed-end
funds differ from
open-end
management investment companies, commonly known as mutual funds, in that investors in a closed-end
fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. In connection with any given repurchase offer, it is expected the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.
Distribution Payment Risk
.
The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year
increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.
Investment Dilution Risk
.
The Fund’s investors do not have preemptive rights to any Shares the Fund may issue in the future. The Fund’s declaration of trust (the “Declaration of Trust”) authorizes it to issue an unlimited number of Shares. The Board may amend the Declaration of Trust. After an investor purchases Shares, the Fund may sell additional Shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases Shares, such investor’s percentage ownership interest in the Fund will be diluted.
Management Risk
.
The Fund is subject to management risk. In managing the Fund, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.
Repurchase Program Risk
. As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to
Rule 23c-3
under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase

Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Share Repurchase Program.”
Risks Associated with the Fund Distribution Policy Risk
.
The Fund intends to make regular distributions. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the NAV of the common shares and, over time, potentially increase the Fund’s expense ratios. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.
There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a shareholder’s tax basis in such shareholder’s Fund Shares. When a shareholder sells Fund Shares, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in Fund Shares may be treated as a gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in Fund Shares, it generally will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells Fund Shares. To the extent that the amount of any return of capital distribution exceeds a shareholder’s tax basis in Fund Shares, such excess generally will be treated as gain from a sale or exchange of the shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.
Risks Relating to the Fund’s RIC Status.
Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income,
asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the sum of the Fund’s investment company taxable income (generally, its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt
interest income (if any). If the Fund fails to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
Other
Tax-Related
Risk.

Until and unless the Fund is treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares of its common stock and any preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of its common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of its common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses; (2) each such U.S. stockholder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year; (3) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year; and (4) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.
Shares Not Listed; No Market for Shares Risk
.
The Fund has been organized as a
closed-end
management investment company.
Closed-end
funds differ from
open-end
management investment companies (commonly known as mutual funds) because investors in a closed-end
fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end
funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end
fund, is not a liquid investment.
Certain Regulatory, Legal and Operational Risks
Analytical Model Risks
.
The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.
Governmental Interventions Risk.
Extreme volatility and illiquidity in markets has in the past led to, and may in the future lead to, extensive governmental interventions in equity, credit and currency markets. Generally, such interventions are intended to reduce volatility and precipitous drops in value. In certain cases, governments have intervened on an “emergency” basis, suddenly and substantially eliminating market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions. In addition, these interventions have typically been unclear in scope and application, resulting in uncertainty. It is impossible to predict when these restrictions will be imposed, what the interim or permanent restrictions will be and/or the effect of such restrictions on the Fund’s strategies.
Legal and Regulatory Environment for Regulated Investment Funds and their Advisers Risk.
The legal and regulatory environment worldwide for investment funds (such as the Fund) and their managers is evolving. Changes in the regulation of investment funds, their managers, and their trading and investing activities may have a material adverse effect on the ability of the Fund to pursue its investment program and the value of investments held by the Fund. New laws and regulations or actions taken by regulators that restrict the ability of the Fund to pursue its investment program or employ counterparties could have a material adverse effect on the Fund and its Shareholders. In addition, the Adviser may, in its sole discretion, cause the Fund to be subject to certain laws and regulations if it believes that an investment or business activity is in the Fund’s interest, even if such laws and regulations may have a detrimental effect on one or more Shareholders.
Legal Risk.
The Fund may invest in assets and securities traded in various markets throughout the world, some of which are highly controlled by government authorities. Many of the laws that govern private and foreign investment, financial investment transactions, creditors’ rights and other contractual relationships in
non-U.S.
countries, particularly in developing countries, are new and largely untested. As a result, the Fund may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, ignorance or breaches of regulations on the part of other market participants, lack of established or effective avenues for legal redress, lack of standard practices and confidentiality customs characteristic of developed markets, and lack of enforcement of existing regulations.
Sanctions Risk.
The Fund’s (or the Adviser’s, as applicable) operations are or may become subject to economic sanctions laws and regulations of various jurisdictions. At any given time, whether under applicable law, by contractual commitment or as a voluntary risk management measure, the Fund (or the Adviser, as applicable) may be required, or elect, to comply with various sanctions programs, including the Specially Designated Nationals and Blocked Persons List and Sectoral Sanctions programs administered by OFAC, the sanctions regimes administered by subsidiary organs of the United Nations Security Council, the Sanctions Orders of the Cayman Islands (including as extended to the Cayman Islands by Order of the government of the United Kingdom from time to time), and the Restrictive Measures adopted by the European Union. Some sanctions that may apply to the Fund (or the Adviser, as applicable) prohibit or restrict dealings with particular identified persons. Other potentially applicable sanctions programs broadly prohibit or restrict dealings in certain countries or territories or with individuals and entities located in such countries or territories. In addition to such current sanctions, additional sanctions may be imposed in the future. Such sanctions may be imposed with little or no advance warning or “safe harbor” for compliance and may be ambiguous, including as to the scope of financial activities that regulators may ultimately deem to be covered by the sanctions.

Depending on the scope and duration of a particular sanctions program, compliance by the Fund (or the Adviser, as applicable) may result in a material adverse effect on the Fund and its Shareholders. The Adviser and the Fund (or the Adviser, as applicable) may be subject to heightened or targeted regulatory scrutiny and information requests as a result of such sanctions. In addition, if the Adviser or the Fund (or the Adviser, as applicable) were to violate or be deemed in violation of any such sanction, it could face significant legal and monetary penalties. Sanctions may negatively impact the Fund’s ability to effectively implement their investment strategy and have a material adverse impact on the Fund’s investments in various ways, including by preventing or inhibiting the Fund from making certain investments, forcing the Fund to divest from investments previously made, and leading to substantial reductions in the revenues, profits and value of the Fund’s investments. Finally, sanctions may have broader economic implications, such as influencing the price of certain commodities, which may have adverse effects on inflation and the value of the U.S. dollar, which may adversely affect investment objectives and strategies of the Fund.
Systems and Operational Risk
.
The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, the Board, the affiliates of the Adviser and the Shareholders. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its Shareholders.
Cybersecurity Risk
.
As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats.
On-line
services provided by the Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.
The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed.
The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund and its Shareholders.

Banking Relationships Risk.
The Adviser and the Fund will hold cash and other assets in accounts with one or more banks, custodians or depository or credit institutions (collectively, “Banking Institutions”), which may include both U.S. and
non-U.S.
Banking Institutions from time to time. The Fund may also enter into credit facilities and have other relationships with Banking Institutions. The distress, impairment, or failure of, or a lack of investor or customer confidence in, any of such Banking Institutions may limit the ability of the Adviser or the Fund to access, transfer or otherwise deal with its assets, draw upon a credit facility, or rely upon any of such other relationships, in a timely manner or at all, and may result in other market volatility and disruption, including by affecting other Banking Institutions. All of the foregoing could have a negative impact on the Fund. For example, in such a scenario, the Fund could be forced to delay or forgo an investment or a distribution or generate cash to fund such investment or distribution from other sources (including by disposing of other investments or making other borrowings) in a manner that it would not have otherwise considered desirable. Furthermore, in the event of the failure of a Banking Institution, access to a depository account with that institution could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC (and similar considerations may apply to Banking Institutions in other jurisdictions not subject to FDIC protection). In such a case, the Adviser or the Fund may not recover all or a portion of such excess uninsured amounts and would instead have an unsecured claim against the Banking Institution (alongside other unsecured creditors). The Adviser does not expect to be in a position to reliably identify in advance all potential solvency or stress concerns with respect to its or the Fund’s banking relationships, and there can be no assurance that the Adviser or the Fund will be able to easily establish alternative relationships with and transfer assets to other Banking Institutions in the event a Banking Institution comes under stress or fails. In addition, portfolio companies in which the Fund may invest will also face the risks described in this paragraph. The Adviser may have limited or no visibility to or influence over the portfolio companies’ relationships with Banking Institutions. In the event that the risks described in this paragraph materialize for portfolio companies, this may have negative effects on the value and/or liquidity of the Fund’s investments.
Counterparty Risk
.
The Fund expects to establish relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.
Some of the markets in which the Fund may effect transactions are not “exchange-based” including
“over-the-counter”
or “interdealer” markets. The stability and liquidity of
over-the-counter
transactions depends in large part on the creditworthiness of the parties to the transactions. The participants in such markets are typically not subject to the credit evaluation and regulatory oversight to which members of “exchange-based” markets are subject. The lack of evaluation and oversight of over-the-counter
markets exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Generally, the Fund will not be restricted from dealing with any particular counterparties. The Adviser’s evaluation of the creditworthiness of counterparties may not prove sufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.
If there is a default by a counterparty, the Fund under most normal circumstances will have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the NAV of the Fund being less than if the Fund had not entered into the transaction. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. In such case, the recovery of the Fund’s investments from such counterparty or the payment of claims for such investments may be significantly delayed and the Fund may recover substantially less than the full value of the investments entrusted to such counterparty.
In addition, the Fund may use counterparties located in jurisdictions outside the U.S. Such local counterparties usually are subject to laws and regulations in foreign jurisdictions that are designed to protect customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the range of possible factual scenarios involving the insolvency of a counterparty and the potentially large number of entities and jurisdictions that may be involved, it is impossible to generalize about the effect of such an insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any such counterparty would result in significant delays in recovering the Fund’s investments from or the payment of claims for such investments by such counterparty and a loss to the Fund, which could be material.

Valuation Risk.
All or a substantial portion of the Fund’s investments are expected to be in the form of investments for which market quotations are not readily available. With respect to such investments, the Fund’s Board has designated the Adviser as its valuation designee (the “Valuation Designee”) to determine the fair valuation of such investments pursuant to Rule
2a-5
under the 1940 Act. The Valuation Designee determines the fair value of the security or other instrument under policies and procedures approved by the Board of the Fund (“Valuation Procedures”). The Adviser will be required to make determinations as to the fair value of these investments on a daily basis, in accordance with the valuation methodologies described herein. There is no single standard for determining fair value in good faith and in many cases fair value is best expressed as a range of fair values from which a single estimate may be derived. Because valuations, and in particular valuations of investments for which market quotations are not readily available, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have resulted if a ready market had existed. Even if market quotations are available for certain of the Fund’s investments, such quotations may not reflect the value that the Fund would actually be able to realize with respect to such investments because of various factors including the possible illiquidity associated with a large ownership position, future market price volatility or the potential for a future loss in market value based on poor industry or market conditions. The return realized by an investor could be adversely affected if the recorded values of investments are materially higher than the values that are ultimately realized upon the disposal of the investments and changes in values attributed to investments from quarter to quarter may result in volatility in the net asset values and results of operations reported from period to period. There can be no assurance that the investment values that are recorded from time to time will ultimately be realized. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Further, the Fund is offered on a daily basis and calculates a daily NAV per Share. To the extent feasible, the Adviser aims to incorporate on a daily basis material information about the Fund’s investments; however, for the reasons noted herein, the Adviser may not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Adviser’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Because of the overall size and concentrations in particular markets and maturities of positions that may be held by the Fund from time to time, the liquidation values of the Fund’s securities and other investments may differ significantly from the interim valuations of such investments derived from the valuation methods described herein. Such differences may be further affected by the time frame within which such liquidation occurs. Third-party pricing information regarding certain of the Fund’s securities and other investments may at times be unavailable. Valuations of the Fund’s securities and other investments, which may affect the amount of the Management Fee paid by the Fund, may involve uncertainties and subjective judgmental determinations, and if such valuations should prove to be incorrect, the net asset value of the Fund could be adversely affected. In addition, valuations based on models will be affected by assumptions in the models and may not reflect the prices at which positions could, in fact, be covered or sold. Absent bad faith or manifest error, valuation determinations will be conclusive and binding.
Currency Exchange Exposure Risk
.
The Fund may invest in investments denominated in currencies other than the U.S. Dollar. The Fund, however, values its investments in U.S. Dollars. The Fund may or may not seek to hedge its
non-U.S.
currency exposure by entering into currency hedging transactions. There can be no guarantee that investments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them, or that hedging techniques employed by the Fund will be effective. Furthermore, certain currency market risks may not be fully hedged or hedged at all. To the extent unhedged, the value of the Fund’s positions denominated in currencies other than U.S. Dollars will fluctuate with U.S. Dollar exchange rates as well as with the price changes of the investments in the various local markets and currencies. Finally, the Fund may incur costs in connection with conversions between various currencies.
Investment Procedures Risk
.
Subject to any requirements set by law or in this Memorandum, the Fund will establish very broad investment policies and procedures for its investments. These policies and procedures will provide the Adviser with substantial discretion when selecting, acquiring and disposing of investments, including in determining the types of investments that it deems appropriate, the investment approach that it follows when making investments and the timing of investments. While the Adviser will periodically review the Fund’s compliance with investment policies and procedures, such policies and procedures may be subject to change and derogation consistent with the business practices of the Fund.
High-Risk Investing Risk
.
Subject to any requirements set by law or in this Memorandum, the Fund is not limited with respect to the types of investment strategies it employs or the markets or instruments in which it will invest. The Fund’s capital will be invested in investments that may involve high-risk securities, may be illiquid, and may involve highly speculative investment techniques. Because the Fund will make different types of investments, with different risk, return and market correlation characteristics, it is difficult to predict the risk, return and market correlation characteristics of an investment in the Fund. The markets for the underlying investments in which the Fund will invest will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers in which the Fund will invest. In addition, the lack of an established, liquid secondary market for many of such investments may have an adverse effect on the market value of such investments and on the Fund’s ability to achieve liquidity from a disposition.
Risk of Loss
.
No guarantee or representation is made that the Fund’s investment program, including, without limitation, the Fund’s investment objective, diversification strategies or risk monitoring goals, will be successful. Investment results may vary substantially over time. No assurance can be made that profits will be achieved or that substantial or complete losses will not be incurred. Past investment results of the Adviser (or investments otherwise made the Adviser’s investment professionals) are not necessarily indicative of their future performance.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
.
 The AB CarVal Group has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over time, is fair and equitable. The AB CarVal Group currently provides investment advisory and administration services and may provide in the future similar services to Other Accounts. Certain existing Other Accounts have, and future Other Accounts may have, investment objectives similar to those of the Fund, and such Other Accounts will invest in asset classes similar to those targeted by the Fund. Certain other existing Other Accounts do not, and future Other Accounts may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The AB CarVal Group will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the AB CarVal Group.
In the event investment opportunities are allocated among the Fund and the Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the Other Accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the Other Accounts. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
It is likely that the Other Accounts may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the Other Accounts may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the Other Accounts. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Other Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Other Accounts.
Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.
The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers),
principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including the AB CarVal Group. The Fund is also not permitted to make any co-investments
with the AB CarVal Group or its affiliates (including any fund managed by the AB CarVal Group) without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments
may be made only in accordance with the terms of the Exemptive Order.
Co-investments
made under the Exemptive Order are subject to compliance with the conditions and other requirements contained in the Exemptive Order, which could limit the Fund’s ability to participate in certain co-investment
transactions.

The AB CarVal Group and its clients may pursue or enforce rights with respect to a borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the management fee payable by the Fund and, accordingly, the fees received by the Adviser. Certain Other Accounts pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Fund.
Potential Conflicts of Interest Risk—Different Positions in the Capital Structure
.
 From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.
The AB CarVal Group and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the AB CarVal Group and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
Investments with Third Parties Risk
.
The Fund may
co-invest
with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.
Risks Arising from Dispositions of Investments
.
In connection with the disposition of an investment, the Fund may be required to make representations about the business and financial affairs of the investment, or may be responsible as a selling stockholder for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such investments or underwriters to the extent that any such representations or disclosure documents turn out to be incorrect, inaccurate or misleading.
New Fund
 Risk.
The Fund has no operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.
Retention and Motivation of Key Employees Risk.
The success of the Fund is dependent upon the talents and efforts of highly skilled individuals employed by the Adviser and the Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate talented investment professionals and other employees. There can be no assurance that the Adviser’s investment professionals will continue to be associated with the Adviser throughout the life of the Fund, and the failure to attract or retain such investment professionals could have a material adverse effect on the Fund and its shareholders. Competition in the financial services industry for qualified employees is intense and there is no guarantee that, if lost, the talents of the Adviser’s investment professionals could be replaced.
Key Person Risk.
In particular, the Fund will depend on the diligence, skill and business contacts of the Adviser’s investment committee, investment principals and managing directors and the information and deal flow they generate during the normal course of their activities. The Fund’s success will depend on the continued service of these individuals and the training of their successors, who are not obligated to remain employed with the Adviser. The departure of any of these individuals (or a significant number of its other investment professionals or personnel) for any reason, or the failure to appoint qualified or effective successors in the event of such departures, could have a material adverse effect on the Fund’s ability to achieve its investment objective.

Limits of Risk Disclosures
The above discussions of the various risks associated with the Fund and the shares are not, and are not intended to be, a complete explanation of the risks involved in an investment in the Fund. Those discussions do, however, summarize the principal risks that should be considered before investing. Prospective investors should read this entire Memorandum and consult with their own advisors before deciding whether to invest. In addition, as the investment program of the Fund may change over time, an investment in the Fund may be subject to risk factors not described in this Memorandum.
INVESTMENT RESTRICTIONS
The Fund’s investment objective is a
non-fundamental
policy, meaning it can be changed by the Board of the Fund without the vote of shareholders. The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated in this Memorandum, will not constitute a deviation from the restriction or policy.
As a matter of fundamental policy, subject to (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction (collectively, “1940 Act Provisions, Interpretations and Exemptions”), the Fund:

1.	May not engage in short sales, purchase investments on margin, or write put or call options, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

2.
May not purchase or sell real estate, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

3.	May not purchase and sell commodities except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

4.
May not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

5.	May not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6.	May not make loans except to the extent permitted by applicable 1940 Act Provisions, Interpretations and Exemptions.

7.
May not concentrate investments in an industry, as concentration may be defined by applicable 1940 Act Provisions, Interpretations and Exemptions; provided that this policy does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to municipal securities.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule
23c-3
of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14 th
day after the Repurchase Request Deadline, or the next business day if the 14 th
day is not a business day.

The following descriptions of the 1940 Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions. These descriptions and notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without shareholder approval.
Commodities
. With respect to the fundamental policy relating to investments in commodities set out in number 3 above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments.
Senior Securities and Borrowings
. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in number 4 above, the 1940 Act restricts the ability of a closed-end
investment company from issuing senior securities or borrowing money. The 1940 Act, however, permits (among other things) the Fund to borrow money subject to initial asset coverage requirements, and to borrow up to an additional 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (The Fund’s total assets include the amounts being borrowed.) The policy in number 4 above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowings or involve leverage or the issuance of senior securities to the extent permitted by the 1940 Act (or guidance or interpretations of the 1940 Act) and the rules thereunder. Rule
18f-4
under the 1940 Act provides an exemption from certain limitations on the issuance of senior securities for transactions in derivatives instruments where the Fund complies with the requirements of the rule. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. The Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). In addition, if the Fund has $100 in net assets, it may issue $100 in preferred shares, resulting in $200 in total assets (or 200% asset coverage).
Underwriting
. With respect to the fundamental policy relating to underwriting securities set out in number 5 above, it is not believed that the application of the Securities Act would cause the Fund to be engaged in the business of underwriting. The policy in number 5 above, however, will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.
Loans
. With respect to the fundamental policy relating to lending set out in number 6 above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third
of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.
Concentration
. With respect to the fundamental policy relating to concentration set out in number 7 above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in number 7 above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments (excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental
entity) and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Fund also does not consider investment in issuers domiciled in a single jurisdiction or country to constitute concentration in an industry. For purposes of this concentration policy, the Fund may classify and re-classify
companies in a particular industry and define and
re-define
industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.

TRUSTEES AND OFFICERS
The business and affairs of the Fund are managed under the direction of a board of trustees of the Fund (the “Board”). The Board consists of at least four members, a majority of whom are not “interested persons” of the Fund or the Adviser, as such term is defined under the 1940 Act (each, an “Independent Trustee”).
The responsibilities of the Board include, among others, oversight of the Fund’s investment activities and the performance of the Adviser, oversight of the valuation of the Fund’s assets, oversight of the Fund’s financing arrangements and corporate governance activities.
The Board may establish committees thereof from time to time. The Board has established an Audit Committee (the “Audit Committee”) and a Nominating and Corporate Governance Committee (the “Nominating Committee”).
Biographical Information
Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Adviser and its affiliates (“AB CarVal Advised Accounts”) and any public Director/Trusteeships.
Biographical Information of the Trustees of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INTERESTED TRUSTEES
Matthew Bass Age: 45 (2024)	Head of Private Alternatives for AB (2010 – Present)	1	Director of AB Private Credit Investors Corporation (2016 – Present)

Kate Whalen Age: 37 (2024)	Managing Director, CAO of Private Alternatives for AB (2020 – Present)	1	None

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INDEPENDENT TRUSTEES
John G. Jordan, Chair of the Board Age: 53 (2024)	Independent Consultant (2016 –Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – Present); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021)	1	Advisory Board Member of LBJ Family Partnership (2021 – Present); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 –2021); Independent Director of AB Private Credit Investors Corporation (2016 – Present)

Terry Sebastian Age: 56 (2024)	Chief Executive Officer, Savannah Food Company (2024– Present); Operating Partner at Lake Pacific Partners LLC (2018 – Present); Chief Executive Officer of Cal Pacific Specialty Foods, LLC (2011 – 2018)	1	Member of the Advisory Board at Lake Pacific Partners, LLC (2018 – Present); Chairman of Innovative Freeze Dried Food (2019 –Present); Board Member of JR Short (2019 – Present); Board Member of Cal Pacific Specialty Foods, LLC (2011 –2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present)

Richard Pontin Age: 70 (2024)	Advisor to private equity and venture capital companies and entrepreneurs (2001 – Present)	1	Board Member of PlumChoice Inc. (2010 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present)

*	The address for each of the Fund’s Independent Trustees is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.
**
There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

Biographical Information for Officers of the Fund

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
James Ganley Age: 55	President and Principal Executive Officer	Managing Principal for the Adviser

Matthew Johnson Age: 41	Treasurer, Principal Financial Officer, Principal Accounting Officer	Director of Financial Control for the Adviser (2016 – Present); Board Member of CVI International Credit Fund, CVI Emerging Markets Credit Value Fund, CVI Aiguille d’Argentiere Fund and CVI Aiguille Verte Fund (2022 – Present)

Christie Oberg Age: 52	Chief Compliance Officer	Chief Compliance Officer and Senior Counsel for the Adviser (2014 – Present).

Jennifer Friedland Age: 49	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer for AB Funds (2021 – 2022); Chief Compliance Officer AB Private Credit Investors Corporation (2021 – Present); Chief Compliance Officer AB/SCB Funds (2023 – Present); Vice President and Director of Subadvisory Fund Compliance for AB (2020 – Present); Chief Compliance Officer for WestEnd Advisors, LLC (2011 – 2019)

Neal Kalechofsky Age: 34	Secretary	Director of Client Compliance, Vice President of Alternatives Legal and Assistant Secretary for AB (2015 – Present)

*	The address for each of the Fund’s officers is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.
Share Ownership and Compensation
The following tables set forth the dollar range of equity securities beneficially owned, if any, by a Trustee in the Fund and in all registered investment companies advised by the Adviser that are overseen by the Trustees as of December 31, 2023.

Name	Dollar Range of Shares in the Fund	Aggregate Dollar Ranges of Securities in AB CarVal Advised Funds Overseen by Trustee
Interested Trustees
Matthew Bass	None	None
Kate Whalen	None	None
Independent Trustees
John G. Jordan	None	None
Terry Sebastian	None	None
Richard Pontin	None	None
The following table sets forth the compensation expected to be paid by the Fund and by all registered investment companies advised by the Adviser and its affiliates that are overseen by the Trustees during the Fund’s first full fiscal year:

Name	Aggregate Compensation from the Fund 1	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and AB Advised Funds Paid to Each Independent Trustee
Matthew Bass 1	—	—	—
Kate Whalen 1	—	—	—
John G. Jordan 2	$67,000	—	$67,000
Terry Sebastian	$55,000	—	$55,000
Richard Pontin 3	$59,000	—	$59,000

1	Mr. Bass and Ms. Whalen are interested Trustees, and as such, receive no compensation from the Fund or other AB Advised Funds.
2	Includes compensation as Board Chair.
3	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered “interested persons” of the Fund.
As of this Memorandum, no Independent Trustee, nor any of their immediate family members, owned beneficially or of record any class of securities in the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Adviser or the Distributor.
As of the date of this Memorandum, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.
Board Structure and Role of the Board
The Board’s primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Adviser and its affiliates, have responsibility for the Fund’s day-to-day
management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Fund and its Adviser.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees
. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such. In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.
Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.
Board Structure and Oversight Function
. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund’s portfolio on a day-to-day
basis. The Board is responsible for overseeing the Adviser and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the 1940 Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and Bylaws. The Board meets periodically throughout the year. The Independent Trustees also regularly meet without the presence of any representatives of management. The Board also has the ability to establish committees thereof from time to time.
An Independent Trustee serves as Chair of the Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board’s leadership by an Independent Trustee and its committees comprised exclusively of Independent Trustees is appropriate because they believe it sets the proper tone for the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.
Risk Oversight
. The Fund is subject to a number of risks, including investment, compliance and operational risks.
Day-to-day
risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk) subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.
Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.
Audit Committee
. Mr. Pontin serves as Chair of the Audit Committee. The principal responsibilities of the Audit Committee will be oversight of the Fund’s financial reporting process and the appointment, compensation and oversight of the Fund’s independent registered public accounting firm. In this regard, the Audit Committee is responsible for meeting with the independent accountants and the Fund’s management to discuss the results of audits of the Fund’s financial statements and any matters of concern relating to such financial statements. The Board of the Fund has adopted a written charter for the Audit Committee.
Nominating and Corporate Governance Committee
. Mr. Jordan serves as Chair of the Nominating Committee. The principal functions of the Nominating Committee will be to nominate persons to fill any vacancies or newly created positions on the Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Trustees. The Board of the Fund has adopted a written charter for the Nominating Committee.
While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders or by Fund management, as it deems appropriate. Shareholders who wish to recommend a nominee should send to the Secretary of the Fund a nomination submission that includes, among other matters set forth in the Fund’s Bylaws, all information relating to the recommended nominee that is required to be disclosed in a solicitation or proxy statement for the election of Trustees. Nomination submissions must be accompanied by a written consent of the recommended nominee to stand for election if nominated by the Board and to serve if elected by shareholders.
INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS
The Investment Adviser
AB CarVal Investors, L.P. serves as the investment adviser to the Fund (in its capacity as the investment adviser to the Fund, the “Adviser”) pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”). The Adviser is primarily responsible for the day-to-day
selection of investments for the Fund. The Adviser is registered as an investment adviser under the Advisers Act. The Adviser’s principal executive offices are located at 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.
The Adviser is a global asset manager of private alternative investment funds with more than $16.0 billion of assets under management as of December 31, 2023 and is a separately managed, wholly owned subsidiary of AllianceBernstein L.P. (“AB”). The Adviser provides investment management services on a discretionary or non-discretionary
basis to private domestic and
non-U.S.
collective investment vehicles. From time to time, the Adviser will also provide advice to vehicles established for or by a single investor.
Advisory Agreement
Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. The Advisory Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser is responsible for management and oversight of the Fund’s portfolio. In consideration of the investment advisory services provided by the Adviser, the Fund pays the Adviser a fee at the annual rate of 1.50% per annum multiplied by the daily weighted average NAV of the Fund, including any temporary investments. The Management Fee will be paid monthly in arrears. Management Fees for any partial month will be appropriately prorated and adjusted for any share issuances or repurchase during the relevant month.
Unless earlier terminated as described below, the Advisory Agreement will continue in effect for two years from the date of execution and will continue in effect from year to year if approved annually (a) by the Board of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to Shareholders. The basis for any subsequent continuation of the Fund’s investment advisory agreement will be provided in the annual or semi-annual reports to Shareholders for the periods during which such continuations occur.
The Portfolio Managers
Unless otherwise indicated, the information below is provided as of the date of this Memorandum.
The
day-to-day
management of, and investment decisions for, the Fund are made by the portfolio investment committee of AB CarVal (the “PIC”). The following table lists the individuals with the most significant responsibility for the day-to-day
management of the Fund (the “Portfolio Managers”), the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Jody Gunderson; since inception; member of PIC	Managing Principal of the Adviser
James Ganley; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser
Lucas Detor; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser
David Fry; since inception; Portfolio Manager and member of PIC	Chief Risk Officer of the Adviser
Chris Hedberg; since inception; Portfolio Manager and member of PIC	Chief Operating Officer of the Adviser (2/1/23 to present); previously Chief Financial Officer of the Adviser.
Matthew Bogart; since inception; Portfolio Manager and member of PIC	General Counsel of the Adviser
John Withrow; since inception; Portfolio Manager	Principal of the Adviser
Roger Newkirk; since inception; Portfolio Manager	Managing Director of the Adviser
Compensation
The Adviser’s compensation program for its senior management is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Senior management receive a base salary and incentive compensation. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a pre-determined
time period., On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The Adviser’s compensation philosophy for investment professionals emphasizes the discretionary nature of all incentive awards, including the allocation of incentive fees earned by the Adviser, and includes an extended vesting period. These features are designed to reward good corporate citizenship and seek to align incentives with the Fund’s interests.
Conflicts of Interest
As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Investments by AB CarVal Personnel
. The Adviser’s Code of Ethics places restrictions on trades by employees, including that they disclose their personal investment holdings and transactions to the Adviser on a periodic basis, and requires that employees pre-clear
certain types of personal securities transactions. The Adviser’s employees may invest on behalf of themselves in investments that would be appropriate for, held by, or may fall within the investment guidelines of the Fund, in each case in compliance with the Adviser’s Code of Ethics.
The Adviser’s employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advise given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by or potentially considered for purchase by the Fund.
Investments by Senior Management and Key Employees in the Fund and Other Accounts
. Subject to applicable regulatory restrictions, the Adviser’s senior management and key employees may choose to personally invest, directly and/or indirectly, in the Fund. The senior management and key employees are not required to keep any minimum investment in the Fund and may invest in Other Accounts. Investments by the senior management and key employees in the Fund and/or Other Accounts could incentivize the senior management and key employees to increase or decrease the risk profile of the Fund
Other Activities of the Adviser
. Conflicts of interest may arise from the fact that the Adviser currently provides, and may in the future provide, investment management services to other client accounts, including, without limitation, existing Other Accounts and other investment funds, separately managed accounts, proprietary accounts and other investment vehicles. Other Accounts may have investment objectives, programs, strategies and positions that are similar to or may conflict with those of the Fund, or may compete with or have interests adverse to the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. Even if an Other Account has investment objectives, programs or strategies which are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund due to a variety of reasons, including, without limitation, differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.
Allocating Investment Opportunities
. The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act.
As a registered
closed-end
management investment company, the Fund will generally be limited in its ability to make any co-investments
with its Adviser or its affiliates, including Other Accounts, without an exemptive order from the SEC, subject to certain exceptions. In particular, the Fund may engage in such co-investments
with one or more affiliates to the extent the only terms being negotiated consist of price and amount of securities to be acquired. The Fund has received an exemptive order from the SEC that permits it to participate in co-investments
with Other Accounts, subject to the conditions and restrictions contained in the order.
Other Accounts Managed
The Portfolio Managers are primarily responsible for the
day-to-day
portfolio management of the Fund and the other funds and accounts shown in the table below. The following table provides information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio Managers also have day-to-day
management responsibilities. The table provides the number of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2023 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)		# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Jody Gunderson	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	37		$15,300	34	$15,100
	Other Accounts:	2		$585	0	$0
James Ganley	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	37		$15,300	34	$15,100
	Other Accounts:	2		$585	0	$0
Lucas Detor	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	37		$15,300	34	$15,100
	Other Accounts:	2		$585	0	$0
David Fry	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	37		$15,300	34	$15,100
	Other Accounts:	2		$585	0	$0
Chris Hedberg	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	37		$15,300	34	$15,100
	Other Accounts:	2		$585	0	$0
Matthew Bogart	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	37		$15,300	34	$15,100
	Other Accounts:	2		$585	0	$0
John Withrow	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	0		$0	0	$0
	Other Accounts:	0	$			$0
Roger Newkirk	Registered Investment Companies:	0		$0	0	$0
	Other Pooled Investment Vehicles:	0		$0	0	$0
	Other Accounts:	0		$0	0	$0
Beneficial Ownership of Securities.
The Fund is a newly-organized investment company. Accordingly, as of the date of this Memorandum, the portfolio manager did not beneficially own any securities issued by the Fund.
PRIOR PERFORMANCE OF RELATED ACCOUNTS
Composite Returns
As of December 31, 2023

	1 Year	5 Years	10 Years	Since Inception (February 2007)
Average Annual Net Returns	8.38%	6.52%	7.34%	8.39%
ICE BofA US High Yield Index (reflects no deduction for fees or expenses)	13.46%	5.21%	4.51%	6.10%

The performance information shown here is the historical performance of funds managed by the Adviser that have strategies, policies and objectives that are substantially similar to those of the Fund (the “Composite”). The Composite consists of all funds and accounts under discretionary management by the Adviser that have investment objectives, policies and strategies substantially similar to those of the Fund.
The performance information relates only to the Composite. It does not reflect the performance record of the Fund and should not be considered a substitute for the Fund’s own performance. Past returns are not indicative of future performance. The Fund’s actual performance may differ significantly from the past performance of the Composite.

The Composite Net Return represents the annualized net returns of the funds in the Composite, calculated in aggregate. The funds in the Composite have varying structures, terms, fees and expenses, which differ from the structure, terms, fees and expenses of the Fund. The Composite Net Returns have not been adjusted to reflect the fees and expenses applicable to the Fund. The calculation differs from the SEC’s method for calculating returns for a closed-end
registered investment company, in that it uses the total net asset values and the actual fees and expenses applied across the accounts of all investors in the included funds, rather than using a hypothetical invested amount and applying a sales load and fees to that investment over time. The Composite Net Returns have been calculated by aggregating each month’s net profit and loss from all of the included funds in existence that month, dividing that amount by the aggregate net asset value of the included funds at the start of that month, and combining the results to produce an annualized return.
None of the funds in the Composite has at any time been registered under the 1940 Act or been subject to Subchapter M of the Internal Revenue Code. As such, they were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act or the Internal Revenue Code, which, if applied, may have adversely affected the funds’ performance.
While the funds and accounts in the Composite experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s repurchases will not adversely affect the Fund’s performance.
ADMINISTRATOR
AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”) pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administration Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel.
The Administrator may provide such administrative services directly or engage one or more third-party administrators to provide such administrative services to the Fund on its behalf.
The Administrator has entered into agreements with State Street Bank and Trust Company and The Northern Trust Company (in such capacities, the
“Sub-Administrators”)
to assist in the provision of administrative and accounting services. The
Sub-Administrators
receive compensation for their provision of administrative and accounting services under the sub-administration
agreements. The compensation is paid directly or indirectly by the Fund.
TRANSFER AGENT AND CUSTODIAN
The Fund has entered into a transfer agency agreement with AllianceBernstein Investor Services, Inc., (the “Transfer Agent”), under which the Transfer Agent provides the Fund with transfer agency services. The Transfer Agent’s principal place of business is located at P.O. Box 786003, San Antonio, Texas 78278-6003. For providing transfer agency, dividend disbursing agency, repurchase offer agency and shareholder servicing support to the Fund, the Fund pays the Transfer Agent a transfer agency fee payable monthly based on the number of accounts administered, the types of accounts administered and the amount of assets held in such accounts. The Fund has also entered into a custody agreement with The Northern Trust Company (the “Custodian”) under which the Custodian provides the Fund with custodian services. The Custodian’s principal place of business is located at 50 South LaSalle Street, Chicago, Illinois 60603.
The Fund, the Distributor and the Transfer Agent may enter into arrangements with one or more financial intermediaries to provide sub-transfer
agency and other services associated with Shareholders whose Shares are held of record in omnibus accounts, including platforms that facilitate trading and recordkeeping by financial intermediaries. In return for these services, the Fund, the Distributor or the Transfer Agent pays sub-transfer
agency fees to such financial intermediaries. If paid by the Fund, these expenses will be included in “Other Expenses” under “Fees and Expenses of the Fund—Annual Fund Operating Expenses” in the Summary Information at the beginning of this Memorandum.

DISTRIBUTOR
The Fund has entered into a distribution agreement with AllianceBernstein Investments, Inc., an affiliate of the Adviser (the “Distributor”), which serves as the Fund’s principal underwriter and acts as distributor and placement agent of the Fund’s Shares on a best efforts basis, subject to various conditions.
FUND EXPENSES
Pursuant to the Advisory Agreement, the investment team of the Adviser, together with its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and related expenses and routine overhead expenses of such personnel allocable to such services, will be provided for and paid for by the Adviser. Other than such expenses that are expressly borne by the Adviser pursuant to the Advisory Agreement or the Administrator pursuant to the Administration Agreement, the Fund will bear all other costs and expenses of its operations and transactions, including, without limitation: (i) the cost of the Fund’s organization and any offerings; (ii) the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services; (iii) the cost of effecting sales and repurchases of the Shares and other securities, including, without limitation, as provided for under the Share Repurchase Program; (iv) interest payable on debt, if any, to finance the Fund’s investments; (v) Management Fees payable pursuant to the Advisory Agreement; (vi) fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities (including travel-related expenses (including in connection with potential investment and trading activity and which may include first-class travel)), provided that such fees shall not include fees paid to any sub-adviser;
(vii) broken deal expenses; (viii) expenses of consultants, paying agents, registrars, servicers, financial advisors, investment bankers; (ix) fees and expenses relating to data and pricing services (e.g., Bloomberg); (x) trading order management systems (e.g., Everest and Efront) whose primary purpose is to support the Fund’s trading activities and related record keeping as well as the expenses of any subsidiary or special purpose vehicle in which the Fund invests; (xi) the costs associated with protecting the Fund’s interests in its investments, including legal fees; (xii) transfer agent and custodial fees; (xiii) fees and expenses associated with marketing and investor relations efforts (including attendance at investment conferences and similar events); (xiv) federal and state registration fees; (xv) any exchange listing fees; (xvi) U.S. federal, state, and local and
non-U.S.
taxes; (xvii) Independent Trustees’ fees and expenses (including travel and other costs associated with the performance of Independent Trustees’ responsibilities); (xviii) brokerage commissions; (xix) costs of proxy statements, stockholders’ reports and notices; (xx) costs of preparing government filings, including periodic and current reports with the SEC; (xxi) fidelity bond, liability insurance and other insurance premiums; (xxii) direct costs and expenses of administration, including printing, mailing, long distance telephone and staff; (xxiii) fees and expenses associated with independent audits and outside legal costs; (xxiv) costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws and any fees (including licensing fees) and expenses relating to the Fund’s adherence with rules of any self-regulatory organization or applicable law in connection with the Fund’s activities; (xxv) all other fees and expenses payable to third parties retained by the Adviser to provide administrative services to the Fund on its behalf pursuant to the Administration Agreement, including, but not limited to, any sub-administrators
or compliance providers; (xxvi) document storage and obligation tracking systems; and (xxvii) all other expenses incurred by the either the Fund or the Adviser and the Administrator in connection with operating the Fund’s business, including an allocation of the salaries and benefits of the Adviser’s and Administrator’s employees, contractors or agents and other compensation, including an allocation of information technology expenses related to such individuals, to the extent such individuals provide services related to or otherwise benefiting the organization and operations of the Fund and its investments and trading activities (the “Internal Fund Operating Expenses”) (excluding compensation for investment advisory services). Examples of Internal Fund Operating Expenses charged to the Fund shall include, without limitation, accounting personnel, legal personnel who assist with the Fund’s investment or trading activity, tax personnel, preparation and distribution of annual reports (including Form
N-CSR),
notices, statements and other communications to investors, internal audit services and oversight, monitoring of third-party service providers, cash management services that are administrative in nature, fund accounting and computer hardware and software.
Expense Limitation Arrangement
The Adviser has contractually agreed to reimburse expenses (exclusive of Management Fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets. This contractual arrangement will remain in effect at least until February 23, 2025 unless the Fund’s Board approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

Organizational and Offering Costs
Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization.
The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering.
The Adviser will bear the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the Expense Limitation Agreement between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the Expense Limitation Agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.
PURCHASES OF SHARES
Eligible Investors
Each prospective investor in the Fund will be required to certify to the Fund that the Shares are being acquired for the account of an “accredited investor” as defined in Regulation D under the 1933 Act (or another category of investor to which offers and sales of securities may be made pursuant to an exemption from the registration provision of the 1933 Act). As stated previously in this Memorandum, investors who are “accredited investors” as defined in Regulation D (or are included in such other category of investor) are referred to in this Memorandum as “Eligible Investors.” Existing Shareholders who purchase additional Shares will be required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the subscription agreement that must be completed by each prospective investor.
HOW TO SELL SHARES
No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Please see “Share Repurchase Program” below.
TRANSFERABILITY OF SHARES
Shares may be transferred only: (i) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or (ii) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion. The Fund generally will not consent to a transfer of Shares by a Shareholder unless the transfer is to a transferee who represents that the transferee is eligible to invest in the Fund and completes a subscription agreement.
SHARE REPURCHASE PROGRAM
The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to
Rule 23c-3
under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline. However, the NAV will be calculated no later than the Repurchase Pricing Date, although the NAV is expected to be determined on the Repurchase Request Deadline. The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. The quarterly repurchases will commence in the months of January, April, July and October, with payment being distributed to Shareholders within the time period discussed above.
The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund.
If during any consecutive
24-month
period, the Fund does not engage in a repurchase offer in which the Fund accepts 100% of properly tendered shares (a “Qualifying Tender”), the Fund will not make any new investments (excluding (i) short-term cash management investments under 30 days in duration and
(ii) follow-on
investments, future fundings or similar investments in issuers of which the Fund already holds investments), and the Fund will reserve all available investable assets to satisfy future tender requests until a Qualifying Tender occurs.
Determination of Repurchase Offer Amount
The Board, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
Notice to Shareholders
No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to Shareholders or financial intermediaries a notification of its offer to repurchase Shares (“Shareholder Notification”). Financial intermediaries, in turn, are responsible for providing the Shareholder Notification to their respective customers who are shareholders of the Fund. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.
Repurchase Price
The repurchase price of the Shares will be the NAV of the share class as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call (800)
221-5672
to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.
With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a shareholder.
PROXY VOTING POLICIES AND PROCEDURES
The Board has delegated to the Adviser authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting summarized in Appendix A to this Memorandum. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent
12-month
period ended June 30 will be available without charge by calling (800)
227-4618,
or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this Memorandum.
CODE OF ETHICS
The Fund’s Board has adopted a code of ethics pursuant to Rule
17j-1
under 1940 Act. The Board has approved the respective Codes of Business Conduct and Ethics adopted by the Adviser and the Distributor
.
The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.
The codes of ethics are available on the Edgar Database on the SEC’s website,
http://www.sec.gov
, or may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
BROKERAGE TRANSACTIONS
Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage.
Portfolio transactions for the Fund will be allocated to brokers and dealers on the basis of numerous factors and not necessarily lowest pricing. Brokers and dealers may provide other services that are beneficial to the Adviser and/or certain Accounts, but not beneficial to all Accounts. Subject to best execution, in selecting brokers and dealers (including prime brokers) to execute transactions, provide financing and securities on loan, hold cash and short balances and provide other services, the Adviser may consider, among other factors that are deemed appropriate to consider under the circumstances, the following: price; likelihood of execution; likelihood of execution within a desired timeframe; market conditions; ability of a counterparty to execute in desired volume; ability of a counterparty to act on a confidential basis; ability of a counterparty to act with minimum market effect; creditworthiness of a counterparty in relation to risk created by the transaction; willingness and ability of a counterparty to make a market in particular securities; operational coordination by a counterparty with the asset management firm and custodians of the firm’s clients, including ability to communicate to settle trades reliably and to quickly and effectively resolve differences; counterparty’s reputation for ethical and trustworthy behavior; willingness of a counterparty to commit capital to a particular transaction; the market knowledge of a counterparty and as applicable the value of research provided; ability of a counterparty to source and/or execute difficult transaction in unique and/or complex securities; and identifying the key components of favorable and efficient executions.

Many of the investments that the Adviser manages involve specialized services or unique sourcing considerations, resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services. Accordingly, the commission rates (or dealer markups and markdowns arising in connection with riskless principal transactions) charged to the Fund by brokers or dealers in the foregoing circumstances may be higher than those charged by other brokers or dealers that may not offer such services. A significant portion of the trading done for the Fund is done on a net basis, so in many circumstances it may not be possible to determine the amount of commission being paid to a broker or dealer. The Adviser need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost or spread.
From time to time, the Fund may pay a broker-dealer commissions for effecting Fund transactions in excess of that which another broker-dealer might have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker-dealer. The Adviser may cause the Fund to effect such transactions, and receive such brokerage and research services, only to the extent that they fall within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and subject to prevailing guidance provided by the SEC regarding Section 28(e). The investment information provided to the Adviser is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.
If the Adviser decides, based on the factors set forth above, to execute over-the-counter
transactions on an agency basis through Electronic Communications Networks (“ECNs”), it will also consider the following factors when choosing to use one ECN over another: the ease of use; the flexibility of the ECN compared to other ECNs; and the level of care and attention that will be given to smaller orders.
As of the date of this Memorandum, there were no brokerage commissions because the Fund had not yet commenced investment operations.
Portfolio Turnover
The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to the Fund’s shareholders, will be taxable as ordinary income.
NET ASSET VALUATION
NAV per Share will be determined daily on each day the NYSE is open for trading or at such other times as the Board may determine. NAV per Share is determined by dividing the total value of the Fund’s net assets by the total number of Shares outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. The Fund’s net assets are available to holders of preferred shares (if any) and Shares. If any preferred shares are outstanding, net assets available for the shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.
The Fund values its investments at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by the Fund’s Board. Pursuant to these procedures, the Adviser, as the Fund’s “valuation designee” pursuant to Rule
2a-5
under the 1940 Act, is responsible for making all fair value determinations relating to the Fund’s portfolio investments, subject to oversight of the Fund’s Board.
The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s NAV is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Adviser is responsible for determining in good faith the fair value in accordance with the valuation policy approved by the Board. The Adviser values the Fund’s investments in accordance with FASB Accounting Standards Codification Topic 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices or values derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.
Consistent with ASC 820, each investment will be categorized into a valuation level based upon the method and corresponding inputs used to derive fair value. The valuation process prioritizes the use of market observable inputs over unobservable/internal inputs, where relevant. The hierarchy of valuation levels is defined below.

i.	Level 1: Fair value is determined by quoted prices in active markets for identical investments. Examples of this include exchange-traded investments.

ii.
Level 2: Fair value is determined by other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, default rates, credit risk, etc.). Examples of this include traded positions with a higher liquidity profile, positions where multiple broker prices can be observed and certain derivative instruments (including foreign currency contracts).

iii.
Level 3: Fair value is determined by significant unobservable inputs. The assets within this level are typically valued using a discounted cash-flow analysis, broker quotes not qualifying as Level 2, or through other comparable internal analysis that requires management’s involvement to arrive at fair value.

The Fund’s investments will generally be valued at their current market values as determined in the following manner:

1.	Loan portfolio investments will generally be valued utilizing the methodologies included in Level 3.
The fair value of loan portfolio investments, which are not quoted securities, whether performing or non-performing,
will generally be based on a risk-adjusted discounted cash flow analysis. The projected cash flows may include contractual payments of interest and principal, proceeds from a sale of collateral on or after foreclosure, proceeds from a negotiated discounted pay-off,
operating cash flows, and associated costs including servicing, legal and other fees. A risk-adjusted discount rate is then applied to these cash flow projections to determine current valuation.

2.	Corporate securities investments may fall into any of the valuation levels.
Corporate securities that fall into Level 1 will be valued at the market settlement price, which generally represents last executed market price. If a bid-ask
spread is quoted in absence of a discrete settlement price active positions will be valued at the bid (long) or ask (short).
Corporate securities that fall into Level 2 are generally those positions for which quotes are available from more than one source. These positions will generally be valued at the bid (if held long), the ask (if held short) or as otherwise supplied by pricing vendors, with certain permitted exceptions.
Corporate securities that fall into Level 3 will be valued using external or internal models, including models developed by third-party pricing services and models developed by the Adviser that incorporate risk adjusted cash flow projections and risk-adjusted discount rates.

3.
Structured credit investments will generally be valued using quotes, through independent pricing services, or through an internal discounted cash flow model that considers the performance of the underlying collateral, benchmark rates, current spreads, and other market information. If the quotes or model are based upon significantly observable inputs they will be included in Level 2, otherwise they will be included in Level 3.

4.
Hard assets such as aircraft, vessels and equipment will typically be Level 3 and valued using a discounted cash-flow analysis. The analysis will consider factors such as streams of rental income on current and future leases, costs relating to refurbishments, spares, broker fees, maintenance reserves, disposition strategy (sale or part-out)
and exit timing.

Inputs to valuations are monitored on an ongoing basis to ensure they remain reasonable and consistent with market. This monitoring includes, but is not limited to, cash flow projections, the risk premium component of the discount rate, solicited quotes, and reference market data. Valuation methodologies utilized for new investment strategies or asset classes are also fully assessed.
Prices provided by a pricing service are not, and broker-dealer quotes may not be, actual bids or offers for the relevant securities.
If market values for any of these investments are not readily available or are unreliable, they will be valued at fair value under the Fund’s procedures as discussed above.
CONFLICTS OF INTEREST
General.
The Fund is subject to a number of actual and potential conflicts of interest involving the Adviser and its affiliates (collectively, the “AB CarVal Group”), and the AB CarVal Group is subject to a range of conflicts of interest in its management of the Fund and Other Accounts. While the potential for conflicts of interest is inherent to the relationships among the AB CarVal Group and the entities (including the Fund) that it manages, merely because an actual or potential conflict of interest exists does not mean that it will be acted upon to the detriment of the Fund.
In addition to the conflicts of interest that may arise from the trading activities of the Portfolio Managers and other Adviser personnel servicing the Fund (as described under “Investment Advisory and Management Arrangements — The Portfolio Managers — Conflicts of Interest”), the Adviser and its affiliates included in the AB CarVal Group may be subject to additional conflicts of interest in their management of the Fund and Other Accounts. A summary of certain of these conflicts is provided below.
Conflicts of Interest Involving the AB CarVal Group
AB CarVal Group Advisory Accounts.
The AB CarVal Group manages a number of different accounts, including other investment funds, with investment objectives and strategies similar to those of the Fund.
Transactions in securities by multiple accounts may have the effect of diluting or otherwise negatively affecting the values, prices, liquidity or investment strategies associated with investments held by the Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. When members of the AB CarVal Group implement a portfolio investment decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
The Adviser may determine that the Fund should invest on a
side-by-side
basis with one or more other accounts managed by the Adviser or other member(s) of the AB CarVal Group. In certain circumstances, co-investments
may be made only in accordance with the terms of the Exemptive Order subject to certain conditions that limit or restrict the Fund’s ability to participate in such investments. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment.
In the event investment opportunities are allocated among the Fund and Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner over time, the Fund is not generally permitted to co-invest
in any portfolio company in which a fund managed by the Adviser or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest
with funds managed by the Adviser or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Additionally, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts. The Adviser will not be required to act only in the best interests of the Fund, except to the extent required under Section 36 of the 1940 Act, and such determinations by the Adviser could reduce the liquidity of the Fund and could potentially affect the Fund’s ability to fund its quarterly repurchase offers.
The Adviser and other members of the AB CarVal Group may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. The Adviser and other members of the AB CarVal Group have proprietary interests in accounts or funds that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more members of the AB CarVal Group may also be participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more members of the AB CarVal Group are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. These transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
The Fund will enter into certain transactions with the Adviser and/or AB Affiliates, including, but not limited to, transactions for the provision of services to the Fund by such parties, subject to the limitations on affiliated transactions under the 1940 Act. To the extent the Fund is permitted to engage in such transactions, it is expected that a number of such transactions may give rise to potential conflicts of interest. Although no exact statement of the full range of such transactions can be made, it is expected that any such transaction will be entered into by the relevant parties on an arm’s-length
basis. The Fund may be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
The Adviser will devote to the Fund as much time as is necessary or appropriate, in its judgment, to manage the Fund’s investment activities. The Adviser and its affiliates, including members of the AB CarVal Group, are not restricted from forming investment funds (including investment funds that follow similar investment programs), from entering into other investment advisory or subadvisory relationships, or from engaging in other business activities. As noted above, the Adviser currently manages accounts other than the Fund that consist of a substantial amount of assets. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and its other business activities.
Conflicts may also arise because portfolio decisions regarding the Fund may benefit other accounts managed by the Adviser and the AB CarVal Group. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more affiliates or their Other Accounts, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more affiliates or their Other Accounts.
The Adviser and the AB CarVal Group and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and the AB CarVal Group or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
Investment Information.
The Adviser will have access to information that shareholders do not have and will be entitled to receive information regarding the Fund and its activities. Under certain circumstances, however, allowing AB CarVal Group personnel to act upon such information might conflict with the AB CarVal Group’s duties to investors in the Fund or otherwise conflict with legal or regulatory obligations applicable to the AB CarVal Group’s business. In such event, the Adviser might not be permitted to utilize such information in connection with its management of the Fund or might be restricted from taking actions on behalf of the Fund with respect to its investments.
In connection with its management of the Fund, the Adviser may have access to certain fundamental analysis and proprietary technical models developed by itself or one or more members of the AB CarVal Group. The Adviser will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with these analyses and models. In addition, neither the Adviser nor members of the AB CarVal Group will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for Other Accounts managed by them, for the benefit of the management of the Fund. The proprietary activities or portfolio strategies of members of the AB CarVal Group or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Adviser in managing the Fund.
The Adviser has adopted compliance policies and procedures reasonably designed to ensure that all of the activities of the Fund are in compliance with applicable law and regulations. Such policies and procedures seek to ensure that neither the Adviser nor its employees and affiliates will use information regarding investment transactions of the Fund for any personal or other advantage to the detriment of the Fund.

Other AB CarVal Group Relationships and Activities.
The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund with respect to which customers of members of the AB Carval Group, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In these cases, the party’s interests in the transaction will be adverse to the interests of the Fund, and due to the customer relationship, the Adviser may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of investments by the Fund may enhance the profitability of members of the AB CarVal Group.
The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor the members of the AB CarVal Group will have any obligation to allow their credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or members of the AB CarVal Group in evaluating the Fund’s creditworthiness.
The Adviser, AB CarVal Group, AB Affiliates, their personnel and other financial service providers have interests in promoting sales of the Fund. The remuneration and profitability relating to services to and sales of the Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. Members of the AB CarVal Group and AB Affiliates and their sales personnel may directly or indirectly receive a portion of the fees charged to the Fund or its shareholders.
Members of the AB CarVal Group, AB Affiliates and their advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to members of the AB CarVal Group or AB Affiliates resulting from transactions on behalf of or management of the Fund may be greater than the remuneration and profitability resulting from other services or products. The Fund is expected to be sold to, among others, investment advisory clients of the Adviser and/or its affiliates. Because the Adviser receives fees based on the amount of assets invested in the Fund, the Adviser has an interest in having its clients invest, and stay invested, in the Fund. Additionally, Fund Shares are not redeemable by investors but will be subject to quarterly repurchases by the Fund. The size of any such repurchases will be determined by the Board, in part, on the recommendation of the Adviser. The Adviser has a conflict of interest with respect to its recommendation on the size of any such repurchases.
The Fund engages the Distributor to solicit investments in the Fund. As of the date of this Memorandum, the Distributor serves in that capacity on a best efforts basis, subject to various conditions. The Distributor may engage one or more financial intermediaries. Under the terms of the distribution services agreement by and between the Fund and the Distributor, the Distributor has been engaged to distribute shares of the Fund. The Distributor also is authorized to retain and compensate financial intermediaries to provide ongoing distribution and sales support services as well as investor and shareholder services. In addition, to the extent permitted by applicable law, the Adviser, the AB CarVal Group and the AB Affiliates may make payments to authorized dealers and other financial intermediaries periodically to promote the Fund and/or other products. Such payments would be made out of the Adviser’s, an AB CarVal Group member’s or an AB Affiliate’s assets, or amounts payable to the Adviser, rather than as a separately identified charge to the Fund (such as a distribution and shareholder servicing fee). These payments may compensate intermediaries for, among other things: marketing the Fund and other products; access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Fund and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash
and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Adviser, the AB CarVal Group or the AB Affiliates may also compensate intermediaries for sub-accounting,
administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products.
The payments made by the Adviser, the AB Affiliates, or the AB CarVal Group may be different for different intermediaries. The presence of these payments and the basis on which an intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.
To the extent permitted by applicable law, the Fund may invest all or some of its short-term cash investments in any money market fund advised or managed by the Adviser or affiliate of the Adviser. In connection with any such investments, the Fund would pay its share of expenses of a money market fund in which it invests, which may result in the Fund bearing some additional expenses.
Present and future activities of the AB Affiliates and members of the AB CarVal Group, including the Adviser, may give rise to other conflicts of interest, in addition to those described in this section.

While the Adviser will attempt to identify and address conflicts of interest in its investment assessments, there can be no assurance that all such conflicts will be identified or addressed or that such conflicts will not negatively impact the Fund.
The Adviser and AllianceBernstein
. As the businesses of the Adviser and its parent company, AllianceBernstein, L.P. (“AB”), operate independently, investors should not, when making an investment decision, rely on the availability of the AB infrastructure, resources or expertise, although the Fund may benefit directly or indirectly from services offered by affiliates of AB that are not part of the AB CarVal Group. Also, AB may want to limit its potential liabilities to third parties and to ensure that the Adviser’s operations are not damaging to the AB organization as a whole.
AB and its clients may make investments that are beyond the scope of the Fund’s investment mandate, but they also may make investments that would be within the scope of the investment mandate of the Fund. AB and its affiliates are not obligated to share any investment opportunity, idea or strategy with the Fund or the Adviser.
AB and its affiliates will periodically come into possession of confidential or material, non-public
information. Disclosure of such information within AB is limited to members of working groups with a need for such information. Therefore, the Fund will not have access to material, non-public
information in the possession of AB or its affiliates that might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. In the event any material, non-public
information is disclosed to any of the Adviser’s officers or employees (including in their capacity as a member of a company’s board of directors), any member of the Adviser’s portfolio investment committee or any other person responsible for the affairs of the Fund, the Fund may be prohibited by applicable securities laws and the Adviser’s internal policies from acting upon any such information. Due to these restrictions, the Fund may not be able to make an investment that it otherwise might have made or sell an investment that it otherwise might have sold.
The following is a
non-exclusive
list of certain transactions or types of transactions in which such conflicts may exist:
Provision of Services
. The Adviser and/or the AB CarVal Group may enter into certain other advisory relationships with or otherwise receive services from AB which may provide brokerage services, research products, and other products and services to the Fund or an entity in which the Fund invests. For instance, Sanford C. Bernstein & Co LLC (a registered broker affiliated with AB) may provide research, brokerage or other services to the Adviser and/or individuals associated with the Adviser may be private clients of Bernstein Global Wealth Management. The Adviser could potentially be incentivized to engage its affiliates to provide such services in order to benefit its affiliates, AB, and the fees and other expenses incurred by the Adviser in connection with any such relationships or services (e.g., brokerage fees) may ultimately be borne by the Fund.
Employee Compensation
. Certain employees from the Adviser’s legal, compliance and other departments will provide legal and related support or corporate secretarial services to the Adviser in connection with the operational and investment activities of the Fund. The salaries, fees and other expenses paid by the Adviser with respect to such services will be reimbursed by the Fund subject to the limits described herein. Additionally, separate divisions within the AB group may refer certain business and investment opportunities to each other, or otherwise enter into arrangements with each other that could result in fee sharing or other forms of compensation.
Facilitation of Expenses.
The Adviser may advance funds for or otherwise facilitate the payment of the Fund’s expenses for the benefit of the Fund, including, but not limited to, operating and other Fund-related expenses. The Adviser will be entitled to seek and receive reimbursement for any such paid amounts.
The relationships among the Fund, the Other Accounts, the Adviser, the AB CarVal Group and AB are complex and dynamic and as the Adviser’s and the Fund’s businesses change over time, the Adviser and its affiliates may be subject, and the Fund may be exposed, to new or additional conflicts of interest. There can be no assurance that this discussion addresses or anticipates every possible current or future conflict of interest that may arise or that is or may be detrimental to the Fund or the Shareholders. You should consult with your own advisers regarding the possible implications on your investment in the Fund of the conflicts of interest described herein.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of certain material U.S. federal income tax considerations regarding the Fund and the purchase, ownership and disposition of Shares. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules, and does not address any state, local,
non-U.S.
or other tax consequences. Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner in a partnership holding Shares should consult the shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.
The discussion set forth herein does not constitute tax advice. Current and prospective shareholders are urged to consult their own tax advisor with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Memorandum and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
The Fund
The Fund intends to qualify to be treated as a RIC under the Code each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”; and (b) meet the Code’s asset diversification test, which requires that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. A “qualified publicly traded partnership” is a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof); (ii) that derives less than 90% of its annual income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (iii) that has met the gross income requirements under Code Section 7704(c)(2) such that it will be treated for tax purposes as a partnership.
For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (
e.g.
, partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities.
Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (
i.e.
, income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt
income for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year
period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.
In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from previous years.
The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by doing both of these things. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.
If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders, in each case, subject to certain holing period and other requirements. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free
return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares as capital assets). A return of capital reduces the basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in
gains with respect to certain of its assets (
i.e.
, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.
The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (
i.e.
, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market
certain types of the positions in its portfolio (
i.e.
, treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules.
The Fund’s investments in
so-called
“section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Swap payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.
In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.
The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.
The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (
i.e.
, a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market
losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market
gains included in income in prior tax years with respect to shares in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to the Fund’s shareholders, and which will be recognized by the shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of qualified dividend income as discussed below.
Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such CLOs, PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the 90% gross income test described above.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Fund is generally required to distribute such income in order to satisfy the 90% gross income test described above, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.
Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.
The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of
(1) mark-to-market,
constructive sale or rules applicable to PFICs or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon
or deferred payment bonds and
pay-in-kind
debt obligations, or to market discount if the Fund elects or is required to accrue such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or that may make the Fund subject to otherwise avoidable redemption fees or by borrowing the necessary cash, thereby incurring interest expenses.
If the Fund utilizes leverage through the issuance of Preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Shares. Limits on the Fund’s ability to pay dividends on Shares may prevent the Fund from meeting the minimum distribution requirement described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the excise tax described above. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Shares because of any applicable asset coverage requirements, the terms of Preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the minimum distribution requirement described above that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of Preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of Preferred Shares would be entitled to receive upon redemption or liquidation of such Preferred Shares.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. Any such carryforward losses will retain their character as short-term or long-term. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as (i) the sum of the Fund’s excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains and (ii) the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed the Fund’s investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that the Fund is required to distribute and that is taxable to shareholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years. Any underwriting fees paid by the Fund are not deductible.
The remainder of this discussion assumes that the Fund has qualified for and maintained its treatment as a RIC for U.S. federal income tax purposes and has satisfied the minimum distribution requirement described above.
Taxation of U.S. Shareholders
Dividends and Distributions
. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses. Distributions from capital gains generally are made after applying any available capital loss carryforwards. However, if the Fund retains any net capital gains for investment, it will be subject to a corporate tax (currently at a flat rate of 21%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in Shares and regardless of how long a shareholder has held Shares. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, interest and OID derived by the Fund would be characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Fund from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Fund at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with

OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Fund makes an election to accrue market discount on a current basis. Distributions made by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to a non-corporate
shareholders will be treated as “qualified dividend income” to such shareholder and generally will be taxed at long-term capital gain rates, provided the shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to qualified dividend income.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Individuals (and certain other
non-corporate
entities) are generally eligible for a 20% deduction with respect to ordinary dividends from REITs and certain taxable income from publicly traded partnerships through 2025. Treasury regulations allow the Fund to pass-through the deduction with respect to taxable ordinary dividends from REITs to shareholders. However, currently there is no mechanism to pass through the deductions with respect to income from publicly traded partnerships.
Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free
return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares of the Fund as capital assets). A return of capital reduces the basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of the Shares.
Shareholders receiving dividends or distributions in the form of additional Shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the Shares received equal to such amount.
Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend
with respect to such dividends (
i.e.
, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its common Shares and Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year.
Until and unless the Fund is treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (i) Shares being held by at least 500 persons at all times during a taxable year, (ii) Shares being continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended or (iii) Shares being treated as regularly traded on an established securities market for purposes of computing the taxable income of non-corporate
shareholders, (1) the Fund’s earnings will be computed without taking into account such shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses, (2) each such shareholder will be treated as having received or accrued a distribution from the Fund in the amount of such shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such shareholder will be treated as having paid or incurred such shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a non-corporate
shareholder. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a non-corporate
shareholder only to the extent that the aggregate of such shareholder’s miscellaneous itemized deductions exceeds 2% of such shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.
Sale or Exchange of Shares
. The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering
shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering
shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.
Losses realized by a shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.
In general,
non-corporate
shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (
i.e.
, the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income.
Non-corporate
shareholders with net capital losses for a tax year (
i.e.
, capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate
shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
Reporting to the IRS and to shareholders of adjusted cost basis information is required for covered securities, which generally include shares of a RIC. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Tax-Exempt
Shareholders
. A shareholder that is a
tax-exempt
organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt
shareholders. Notwithstanding the foregoing, a
tax-exempt
shareholder could realize UBTI by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt
shareholder within the meaning of Code Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt
such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for
non-U.S.
shareholders even from tax treaty countries; and (d) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to an excise tax equal to the amount of the UBTI.

Backup Withholding
. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and repurchase proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.
Notices
. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
Other Taxes
. Dividends, distributions and repurchase proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
Tax Shelter Reporting
. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Medicare Tax on Net Investment Income
. A 3.8% Medicare contribution tax is imposed on taxable net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Taxation of
Non-U.S.
Shareholders
Dividends paid by the Fund to
non-U.S.
shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a
non-U.S.
shareholder will be required to provide an IRS Form
W-8BEN
or
W-8BEN-E
certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a
non-U.S.
shareholder who provides a Form
W-8ECI,
certifying that the dividends are effectively connected with the
non-U.S.
shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the
non-U.S.
shareholder were a U.S. shareholder. A
non-U.S.
corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A
non-U.S.
shareholder who fails to provide an IRS Form
W-8BEN,
W-8BEN-E
or other applicable form may be subject to
back-up
withholding at the appropriate rate.
Properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a
non-U.S.
shareholder will need to comply with applicable certification requirements relating to its
non-U.S.
status (including, in general, furnishing an IRS Form
W-8BEN,
W-8BEN-E
or substitute Form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain.
Non-U.S.
shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
In general, U.S. federal withholding tax will not apply to any distributions of net long-term capital gains or any gains realized upon the sale or other disposition of Shares. However, if the Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, Fund distributions to a
non-U.S.
shareholder attributable to gain from a sale or exchange of a U.S. real property interest and, in the case of a
non-U.S.
shareholder owning more than 5% of the class of Shares throughout such person’s holding period for the repurchased Shares (or, if shorter, the previous five years) may be treated as real property gain subject to additional taxes or withholding and may result in the
non-U.S.
shareholder having additional filing requirements.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a
non-U.S.
shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. To obtain the refund, the
non-U.S.
shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the
non-U.S.
shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
A 30% withholding tax is imposed on dividends paid to (i) foreign financial institutions including
non-U.S.
investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant
foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.
The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
BENEFIT PLAN INVESTOR CONSIDERATIONS
The Fund may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such as corporate pension plans (each, an “ERISA Plan”); plans and accounts subject to Section 4975 of the Code, such as individual retirement accounts (“IRAs”) and Keogh plans (each, a
“Tax-Qualified
Plan”); and entities the underlying assets of which include “plan assets” subject to ERISA (together with ERISA Plans and
Tax-Qualified
Plans, “Benefit Plan Investors”). The Fund may also accept investments from plans, arrangements, and accounts subject to provisions of federal, state, local, or other laws or regulations that are similar to Title I of ERISA or Section 4975 of the Code (“Similar Laws”), such as foreign pension plans, governmental plans, and certain church plans (together with Benefit Plan Investors, “Plans”). Under current law, because the Fund is a registered investment company under the 1940 Act, it is anticipated that the Fund’s assets will not be deemed “plan assets” for purposes of ERISA.
DISTRIBUTIONS
The Fund intends to make a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses. The dividend rate may be modified by the Board from time to time.
To the extent that any portion of the Fund’s quarterly distributions are considered a return of capital to Shareholders, such portion would not be considered dividends for U.S. federal income tax purposes and would represent a return of the amounts that such Shareholders invested. Although such return of capital distributions is not currently taxable to Shareholders, such distributions will have the effect of lowering a Shareholder’s tax basis in such Shares, and could result in a higher tax liability when the Shares are sold, even if they have not increased in value, or in fact, have lost value. The Fund’s final distribution for each tax year is expected to include any remaining investment company taxable income and net tax-exempt
income (if any) undistributed during the tax year, as well as any undistributed net capital gain realized during the tax year. If the total distributions made in any tax year exceed investment company taxable income, net tax-exempt
income (if any) and net capital gain, such excess distributed amount would be treated as ordinary dividend income only to the extent of the Fund’s current and accumulated earnings and profits; any distributions in excess of the Fund’s current and accumulated earnings and profits would generally be treated as a return of capital. This distribution policy, may, under certain circumstances, have adverse consequences to the Fund and its Shareholders because it may result in a return of capital resulting in less of a Shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell securities at a time it would not otherwise do so to manage the distribution of income and gain. The initial distribution will be declared on date determined by the Board.

Each year, a statement on Form
1099-DIV
identifying the sources of the distributions (
i.e.
, paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions to Shareholders using offering proceeds it receives or borrowings, such distributions may constitute a return of capital.
There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.
As discussed in the “U.S. Federal Income Tax Considerations” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt
interest income (if any), determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year
period ending on December 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.
DISTRIBUTION REINVESTMENT PLAN
The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Such written instructions must be received at least 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in the Fund’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan (generally 30 days). If a Shareholder elects to “opt out” that Shareholder will receive cash dividends or other distributions.
Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.
Additional information about the reinvestment of distributions may be obtained by calling (800)
221-5672.
Direct shareholders can call AllianceBernstein Investor Services, Inc. for additional information about the reinvestment of dividends or capital gains distribution.
ADDITIONAL INFORMATION REGARDING THE DECLARATION
OF TRUST AND BYLAWS
The following description of the terms of the Fund and its shares is only a summary. For a complete description, please refer to the Delaware Statutory Trust Act, and the Fund’s Declaration of Trust and Bylaws. The Declaration of Trust and Bylaws are filed with the SEC as exhibits to the Fund’s registration statement.

Outstanding Securities
The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of January 31, 2024:

Title of Class	Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Advisor Class	Unlimited	0	10,000
General.
The Declaration of Trust provides that the Fund may issue up to an unlimited number of shares. The Shares are fully paid and non-assessable.
Shareholders are entitled to receive distributions when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Shareholders also are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class of the Fund.
Each outstanding share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of Trustees.
Preferred Shares.
Although the Fund has no intention of issuing preferred Shares (“Preferred Shares”) within one year of the date of this Memorandum, the Fund may offer Preferred Shares as a means of providing leverage to the Fund in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance.
Number of Trustees; Vacancies.
The Declaration of Trust

provides that the number of Trustees shall be determined by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until the earlier of the election of his or her successor, or his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.
Removal of Trustees
. The Fund’s Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) with or without cause at any time by a written instrument signed by at least two-thirds
(2/3) of the remaining Trustees or at a meeting by action of at least two-thirds
(2/3) of the remaining Trustees.
Amendments to the Fund’s Declaration of Trust and Bylaws
. Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
Classes of Shares
. The Declaration of Trust permits the Board to establish multiple classes of shares in the Fund, with each class having the relative rights and preferences set forth in the Declaration of Trust, unless otherwise provided in the resolution or other document establishing the class. The Advisor Shares represent the only class of Fund shares existing as of the date of this Memorandum. Subject to any necessary regulatory approvals, additional classes of shares may be established and offered in the future. The establishment of additional classes is not expected to affect the rights and preferences of the Shares.
Quorum
. The Bylaws provide that the presence of shareholders entitled to cast thirty-three and one-third
percent (33 1/3%) of the shares entitled to vote on a matter, present in person or represented by proxy, constitutes a quorum unless applicable law provides otherwise. However, because the Bylaws may be amended by the Board, the Board has the power to specify another quorum requirement. The power to adjust the quorum requirement could enable the Board of Trustees to prevent some shareholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum.
Calling of Meetings of Shareholders
. The Bylaws provide that meetings of shareholders may be called as required by the Declaration of Trust and by the Board. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Secretary of the Fund upon the written request of shareholders entitled to cast not less than fifty percent (50%) of all the votes entitled to be cast at such meeting. Annual meetings of shareholders of the Fund will not be held unless otherwise required by the 1940 Act, the Declaration of Trust or the Bylaws.

REPORTS TO SHAREHOLDERS
The Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.
As soon as practicable after the end of each calendar year, in the case of U.S. Shareholders, an annual IRS Form
1099-DIV
or IRS Form
1099-B,
if required, and, in the case of
non-U.S.
Shareholders, an annual IRS Form
1042-S,
will be furnished to Shareholders subject to the IRS reporting.
TERM
The Fund’s term is indefinite and will continue until the Fund has been dissolved and terminated under the terms of the Fund’s Declaration of Trust or Bylaws.
FISCAL YEAR
For accounting and tax purposes, the Fund’s fiscal year and tax is the
12-month
period ending on June 30.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees has selected KPMG as the independent registered public accounting firm of the Fund. KPMG is responsible for the auditing of the annual financial statements of the Fund. KPMG’s principal business address is KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN 55402-3903.
LEGAL COUNSEL
Dechert LLP, Cira Centre, 2929 Arch Street, Philadelphia, PA 19104-2808, is counsel to the Fund.
BENEFICIAL OWNERS
To the knowledge of the Fund and except as noted below, no person or entity owned, beneficially or of record, 5% or more of the Fund’s outstanding Shares as of December 1, 2023.
AB CarVal Investors, L.P. has provided an initial investment in the Fund. For so long as AB CarVal Investors, L.P. has a greater than 25% interest in the Fund, AB CarVal Investors, L.P. may be deemed be a “control person” of the Fund for purposes of the 1940 Act.
INQUIRIES AND FINANCIAL INFORMATION
Inquiries concerning the Fund and the shares (including information concerning subscription and withdrawal procedures) should be directed to your financial advisor or to (800)
221-5672.
Shareholders may request a copy of the annual report at no charge by calling the Fund at the telephone number indicated above during regular business hours. The Fund’s annual report and semi-annual report, when published, will be available free of charge via hyperlink at https:///www.ABFunds.com.

INITIAL PORTFOLIO

Prior to the Fund’s registration as an investment company under the 1940 Act, certain private funds managed by the Adviser (collectively, the “Global Credit Funds”) transferred certain of their assets to the Fund in exchange for shares of the Fund of equal aggregate net asset value.
The following unaudited schedule of investments represents the assets that were transferred to the Fund from the Global Credit Funds. The values reflected in the schedule are as of December 31, 2023.
(Percentages represent the fair value of the investment category relative to the total fair value of the investments)

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (100.0%)
Corporate Securities (27.6%)
Bank Debt (5.4%)
Auto/Motor Carrier (3.1%)
CARNABY INVENTORY III, LLC	TSFR1M	13.63%	18.95%	7/6/2025	USD	2,400	2,380	(C)(F)
FIRST BRANDS GROUP LLC	TSFR1M	14.00%	19.33%	5/31/2025	USD	1,260	1,233	(C)(F)

							3,613

Leisure/Entertainment (1.7%)
HARD ROCK NORTHERN INDIANA	US0001M	4.25%	9.75%	12/11/2028	USD	3,051	2,006	(F)

							2,006

Retailing (0.6%)
EG FINCO LTD.	EUR003M	7.00%	10.93%	4/30/2027	EUR	1,733	724	(F)

							724

Total Bank Debt (cost $6,343)							6,343

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Bonds (21.8%)
Building/Construction Products (0.2%)
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED		5.13%	1/17/2025	USD	2,458	207	(B	)
COUNTRY GARDEN HOLDINGS COMPANY LIMITED	FIXED		3.13%	10/22/2025	USD	792	67	(B	)

							274

Energy (1.1%)
KCA DEUTAG UK FINANCE PLC	FIXED		9.88%	12/1/2025	USD	480	488	(A	)
SHELF DRILLING HOLDINGS, LTD.	FIXED		9.63%	4/15/2029	USD	879	862	(A	)

							1,350

Financial Services (15.4%)
BARCLAYS PLC	FIXED		7.13%		GBP	2,835	3,509	(D	)
DEUTSCHE BANK AG	FIXED		6.00%		USD	4,860	4,421	(D	)
DEUTSCHE BANK AG	FIXED		7.50%		USD	1,440	1,404	(D	)
DEUTSCHE BANK AG	FIXED		7.13%		GBP	720	872	(D	)
INTESA SAN PAOLO SPA	FIXED		7.70%		USD	3,044	3,000	(A	)(D)
NATWEST GROUP PLC	FIXED		8.00%		USD	1,890	1,901	(D	)
NATWEST GROUP PLC	FIXED		4.60%		USD	1,876	1,413	(D	)
METRO BANK PLC	FIXED		14.00%	4/30/2034	GBP	244	237
METRO BANK PLC	FIXED		12.00%	4/30/2029	GBP	1,303	1,485

							18,242

Health Care (2.0%)
SELECT MEDICAL CORPORATION	FIXED		6.25%	8/15/2026	USD	2,392	2,401	(A	)

							2,401

Retailing (2.8%)
EG GLOBAL FINANCE PLC	FIXED		12.00%	11/30/2028	USD	3,150	3,353	(A	)

							3,353

Utilities (0.3%)
MSU ENERGY S.A.	TSFR3M	13.00%	18.39%	2/28/2024	USD	2,160	400	(C	)(F)

							400

Total Bonds (cost $26,020)							26,020

Issuer	Asset Type	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Corporate Securities (continued)
Equity Investments (0.4%)
Alternative Energy (0.4%)
INTERSECT POWER, LLC	COMMON STOCK	USD	54	231	(C)
INTERSECT POWER, LLC	CLASS B	USD	24	92	(C)
INTERSECT POWER, LLC	PREFERRED STOCK	USD	17	101	(C)

				424

Total Equity Investments (cost $424)				424

Total Corporate Securities (cost $32,787)				32,787

Issuer	Asset Type	Currency	Face Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Loan Portfolios (0.5%)
Equity Investments (0.5%)
Residential (0.5%)
GALINDO HOLDINGS S.A R.L.	EQUITY INVESTMENT	EUR	567	558	(C)(G)

				558

Total Loan Portfolio Equity Investments (cost $558)				558

Total Loan Portfolios (cost $558)				558

Issuer	Asset	Currency	Shares (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Special Opportunities (13.1%)
Equity Investments (13.1%)
Aircraft (13.1%)
AERGO CAPITAL LIMITED	EQUITY INVESTMENT	USD	17,408	15,470	(C)(G)

				15,470

Total Special Opportunities(cost $15,470)				15,470

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (58.7%)
Debt Investments (58.7%)
Alternative Energy (2.3%)
DIVIDEND SOLAR LOANS LLC	FIXED		5.68%	8/22/2039	USD	1,255	479
MILL CITY SOLAR LOAN	FIXED		2.00%	7/20/2043	USD	967	297	(C)(G)
MILL CITY SOLAR LOAN	N/A		0.00%	7/20/2043	USD	735	465	(C)(E)(G)
MILL CITY SOLAR LOAN 2019-1 LTD	FIXED		5.92%	3/20/2043	USD	316	117	(G)
MILL CITY SOLAR LOAN 2019-1 LTD	FIXED		7.14%	3/20/2043	USD	274	91	(G)
MILL CITY SOLAR LOAN 2019-1 LTD	N/A		0.00%	3/20/2043	USD	610	264	(C)(E)(G)
MILL CITY SOLAR LOAN 2020-1 LTD	FIXED		4.25%	6/20/2047	USD	1,001	501	(G)
MILL CITY SOLAR LOAN 2020-1 LTD	N/A		0.00%	6/20/2047	USD	1,189	473	(C)(E)(G)

							2,687

Asset Backed Securities (6.8%)
NIGHTINGALE CRE 2018-1 LIMITED	SONIA	8.87%	14.06%	11/30/2025	GBP	2,835	3,492	(C)(F)
RETIRO MORTGAGE SECURITIES	EUR003M	3.00%	6.00%	7/30/2075	EUR	2,070	1,565	(C)(F)
SC GERMANY SA COMPARTMENT CONSUMER 2022-1	EUR001M	5.50%	9.36%	10/14/2036	EUR	900	953	(F)
SC GERMANY SA COMPARTMENT CONSUMER 2022-1	EUR001M	8.50%	12.36%	10/14/2036	EUR	810	858	(F)
TURBINE ENGINES SECURITIZATION LTD	FIXED		5.13%	12/13/2048	USD	3,203	1,008	(C)
TURBINE ENGINES SECURITIZATION LTD	FIXED		6.38%	12/13/2048	USD	457	125	(C)

							8,001

Collateralized Loan Obligations (7.4%)
ADAGIO IX EUR CLO DESIGNATED ACTIVITY COMPANY	EUR003M	6.02%	9.95%	9/15/2034	EUR	292	290	(F)
ADAGIO V CLO DESIGNATED ACTIVITY COMPANY	EUR003M	3.20%	7.17%	10/15/2031	EUR	275	280	(F)
ARES LXVII CLO LTD	TSFR3M	8.78%	14.16%	1/25/2036	USD	412	416	(F)
AVOCA STATIC CLO I DESIGNATED ACTIVITY COMPANY	FIXED		10.97%	10/15/2030	EUR	2,858	3,132
BAIN CAPITAL CREDIT CLO 2020-1	TSFR3M	2.96%	8.36%	4/18/2033	USD	201	201	(F)
BLUEMOUNTAIN CLO LTD.	US0003M	7.13%	12.81%	10/20/2034	USD	417	395	(F)
CVC CORDATUS LOAN FUND VII DESIGNATED ACTIVITY COMPANY	EUR003M	5.32%	9.25%	9/15/2031	EUR	367	380	(F)
DRYDEN 44 EURO CLO 2015 B.V.	EUR003M	5.29%	9.29%	8/15/2031	EUR	257	259	(F)
NASSAU EURO CLO I DESIGNATED ACTIVITY COMPANY	EUR003M	2.70%	6.63%	12/15/2034	EUR	1,820	1,957	(F)
PALMER SQUARE LOAN FUNDING LTD	TSFR3M	2.75%	8.15%	7/24/2031	USD	690	691	(F)
VOYA CLO 2018-4 LTD	TSFR3M	2.56%	7.96%	1/15/2032	USD	750	744	(F)

							8,745

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Commercial Mortgage Backed Securities (14.6%)
ATRIUM HOTEL PORTFOLIO TRUST 2018-ATRM	TSFR1M	3.70%	9.06%	6/15/2035	USD	798	738	(F)
BANC OF AMERICA RE-REMIC TRUST	TSFR1M	4.25%	9.61%	3/15/2034	USD	856	826	(F)
BCP TRUST 2021-330N	US0001M	3.64%	9.11%	6/15/2038	USD	283	220	(F)
BCP TRUST 2021-330N	US0001M	4.63%	10.11%	6/15/2038	USD	203	159	(F)
BX TRUST	TSFR1M	1.94%	7.31%	8/15/2036	USD	956	902	(F)
BX TRUST	US0001M	3.14%	8.62%	10/15/2036	USD	224	209	(F)
BX TRUST 2022-PSB	TSFR1M	7.33%	12.69%	8/15/2039	USD	729	652	(F)
BFLD 2019-DPLO	TSFR1M	2.35%	7.72%	10/15/2034	USD	2,700	2,660	(F)
COLONY MORTGAGE CAPITAL LTD	TSFR1M	3.53%	8.89%	11/15/2038	USD	521	456	(F)
CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATES	PRIME	1.29%	9.79%	7/15/2032	USD	220	196	(F)
EXTENDED STAY AMERICA TRUST	US0001M	5.00%	10.48%	7/15/2038	USD	401	358	(F)
J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST 2021-HTL5	US0001M	4.27%	9.74%	11/15/2038	USD	591	566	(F)
SMRT 2022-MINI	TSFR1M	3.35%	8.71%	1/15/2039	USD	1,015	935	(F)
LAQ 2023-LAQ MORTGAGE TRUST	TSFR1M	8.43%	13.79%	3/15/2036	USD	1,446	1,040	(F)
MTN COMMERCIAL MORTGAGE TRUST 2022-LPFL	TSFR1M	5.29%	10.65%	3/15/2039	USD	877	822	(F)
THPT 2023-THL MORTGAGE TRUST	FIXED		8.82%	12/10/2034	USD	1,645	1,676
THPT 2023-THL MORTGAGE TRUST	FIXED		9.25%	12/10/2034	USD	1,386	1,409
ITALY HOTELS 2021 S.R.L.	EUR003M	3.25%	7.19%	11/25/2027	EUR	1,733	1,409	(C)(F)
ITALY HOTELS 2021 S.R.L.	EUR003M	6.75%	10.69%	11/25/2027	EUR	1,386	1,195	(C)(F)
LONDON OFFICE 2021 DESIGNATED ACTIVITY COMPANY	SONIA	5.60%	10.81%	10/22/2026	GBP	624	771	(C)(F)

							17,199

Consumer Asset Backed Securities (4.6%)
NEWDAY FUNDING MASTER ISSUER PLC - SERIES 2022-2	SONIA	6.50%	11.69%	7/15/2030	GBP	833	1,086	(F)
PPC ZEUS DAC	FIXED		8.38%	7/23/2028	EUR	1,517	1,669	(C)
SECURITISATION OF CATALOGUE ASSETS LIMITED	SONIA	6.97%	12.16%	1/1/2027	GBP	986	1,256	(C)(F)
SECURITISATION OF CATALOGUE ASSETS LIMITED	SONIA	4.25%	9.44%	1/1/2027	GBP	567	723	(C)(F)
SECURITISATION OF CATALOGUE ASSETS LIMITED	SONIA	11.00%	16.19%	1/1/2027	GBP	540	688	(C)(F)

							5,422

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (23.1%)
CLAVEL RESIDENTIAL 3 DESIGNATED ACTIVITY COMPANY	EUR003M	3.50%	7.45%	1/28/2076	EUR	513	550	(F)
CLAVEL RESIDENTIAL 3 DESIGNATED ACTIVITY COMPANY	EUR003M	2.75%	6.70%	1/28/2076	EUR	1,184	1,281	(F)
MILL CITY MORTGAGE TRUST	FIXED		3.25%	4/25/2066	USD	427	278	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		1.16%	4/25/2066	USD	204	111	(C)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	204	97	(C)(E)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	164	63	(C)(E)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	165	43	(C)(E)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	7,298	—	(C)(E)(G)(H)
MILL CITY MORTGAGE TRUST	N/A		0.00%	4/25/2066	USD	7,298	15	(C)(E)(G)
MILL CITY MORTGAGE TRUST	FIXED		3.57%	10/25/2069	USD	217	123	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		1.39%	10/25/2069	USD	213	115	(C)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	216	102	(C)(E)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	216	79	(C)(E)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	6,655	15	(C)(E)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	10/25/2069	USD	6,655	—	(C)(E)(G)(H)
MILL CITY MORTGAGE TRUST	FIXED		3.25%	8/25/2059	USD	356	235	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		3.25%	8/25/2059	USD	340	194	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		3.84%	8/25/2059	USD	178	116	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		3.84%	8/25/2059	USD	178	100	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		3.84%	8/25/2059	USD	149	76	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		3.84%	8/25/2059	USD	147	56	(C)(G)
MILL CITY MORTGAGE TRUST	FIXED		0.08%	8/25/2059	USD	5,915	13	(C)(G)
MILL CITY MORTGAGE TRUST	N/A		0.00%	8/25/2059	USD	6,477	77	(C)(E)(G)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED		6.17%	10/25/2067	USD	221	173	(C)(G)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED		6.17%	10/25/2067	USD	180	173	(G)
MILL CITY MORTGAGE LOAN TRUST 2023-NQM1	FIXED		6.17%	10/25/2067	USD	241	205	(C)(G)
NEW RESIDENTIAL INVESTMENT CORP.	FIXED		5.50%	11/26/2035	USD	414	172	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		5.05%	3/25/2056	USD	373	112	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		5.79%	12/25/2057	USD	909	446	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		5.30%	2/25/2058	USD	2,403	1,351	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		4.82%	12/25/2057	USD	2,896	1,487	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		4.31%	8/25/2059	USD	4,200	1,817	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		4.39%	9/25/2059	USD	3,479	1,705	(C)
NEW RESIDENTIAL MORTGAGE LOAN TRUST	FIXED		4.01%	2/25/2059	USD	2,618	1,131	(C)
PRPM LLC	FIXED		4.00%	11/25/2053	USD	1,000	827

Issuer	Reference Rate (See Glossary)	Spread	Interest Rate	Maturity Date	Currency	Principal Amount (000)	U.S. $ Fair Value (000)	Footnotes
Investments, at fair value (continued)
Structured Credit (continued)
Debt Investments (continued)
Residential Mortgage Backed Securities (continued)
SHAMROCK RESIDENTIAL	EUR001M	7.50%	11.38%	6/24/2071	EUR	348	244	(C)(F)
SHAMROCK RESIDENTIAL	EUR001M	3.75%	7.63%	6/24/2071	EUR	487	491	(F)
SHAMROCK RESIDENTIAL	EUR001M	5.50%	9.38%	6/24/2071	EUR	326	317	(C)(F)
SHAMROCK RESIDENTIAL	EUR001M	6.50%	10.38%	6/24/2071	EUR	165	155	(C)(F)
SHAMROCK RESIDENTIAL 2022-1 DESIGNATED ACTIVITY COMPANY	EUR001M	2.40%	6.28%	1/24/2061	EUR	160	161	(F)
SHAMROCK RESIDENTIAL 2022-2 DESIGNATED ACTIVITY COMPANY	EUR001M	2.75%	6.63%	2/24/2071	EUR	679	727	(F)
SHAMROCK RESIDENTIAL 2022-2 DESIGNATED ACTIVITY COMPANY	EUR001M	3.75%	7.63%	2/24/2071	EUR	538	572	(F)
SHAMROCK RESIDENTIAL 2022-2 DESIGNATED ACTIVITY COMPANY	EUR001M	5.50%	9.38%	2/24/2071	EUR	643	685	(F)
SHAMROCK RESIDENTIAL 2022-2 DESIGNATED ACTIVITY COMPANY	EUR001M	6.50%	10.38%	2/24/2071	EUR	181	192	(F)
SHAMROCK RESIDENTIAL 2022-2 DESIGNATED ACTIVITY COMPANY	EUR001M	7.50%	11.38%	2/24/2071	EUR	570	596	(F)
MFA 2023-INV2 TRUST	FIXED		7.99%	10/25/2058	USD	2,700	2,630	(C)
VERUS SECURITIZATION TRUST	FIXED		8.16%	8/25/2068	USD	3,139	2,944	(C)
VERUS SECURITIZATION TRUST	FIXED		7.84%	9/25/2068	USD	1,890	1,753	(C)
VERUS SECURITIZATION TRUST	FIXED		7.84%	9/25/2068	USD	1,260	1,247	(C)
VERUS SECURITIZATION TRUST	FIXED		8.16%	8/25/2068	USD	1,212	1,186	(C)

							27,238

Total Structured Credit (cost $69,292)							69,292

Total Investments (cost $118,107)							118,107

Notes to Schedule

Below represent footnotes to the presented schedule of investments.

(A)
Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. As of December 31, 2023, the aggregate fair value of these securities amounted to $10.1 million or 8.6% of the total fair value of the investments in the Fund.

(B)	Defaulted or non-income producing security.
(C)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(D)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(E)	Zero coupon bond.
(F)	Floating rate security. Stated interest rate was in effect at December 31, 2023.
(G)	Represents an affiliated investment.
(H)	Represents either a face value, shares or fair value that is greater than zero but rounds to less than one thousand.

Glossary

EUR001M	Euro Interbank Offered Rate (1 month)
EUR003M	Euro Interbank Offered Rate (3 month)
PRIME	Prime Rate
SONIA	Sterling Overnight Index Average Compounded Index
TSFR1M	Term Secured Overnight Financing Rate (1 month)
TSFR3M	Term Secured Overnight Financing Rate (3 month)
US0001M	London Interbank Offered Rate (USD 1 month)
US0003M	London Interbank Offered Rate (USD 3 month)

FINANCIAL STATEMENTS

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Independent Auditors’ Report
The Shareholder and Board of Trustees
AB CarVal Credit Opportunities Fund:
Opinion
We have audited the financial statements of AB CarVal Credit Opportunities Fund (the Fund), which comprise the statement of assets and liabilities as of January 26, 2024, the related statements of operations and changes in net assets for the period January 2, 2024 (inception) through January 26, 2024, and the related notes to the financial statements.
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Fund as of January 26, 2024, and the results of its operations for the period January 2, 2024 through January 26, 2024, in accordance with U.S. generally accepted accounting principles.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Fund and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ KPMG LLP
Minneapolis, Minnesota
February 19, 2024

AB CarVal Credit Opportunities Fund
Statement of Assets and Liabilities
January 26, 2024

Assets
Cash	$100,000
Deferred offering costs	640,674
Receivable due from Adviser - organizational expenses	799,365

Total assets	1,540,039

Liabilities
Payable to Adviser – offering costs	640,674
Payable to Adviser – organizational expenses	799,365

Total liabilities	1,440,039

Commitments and Contingencies (Note B1)
Net Assets	$100,000

Composition of Net Assets:
Paid-in capital	$100,000

Net Assets	$100,000

Net Asset Value Per Share - unlimited shares authorized, no par value (based on 10,000 shares outstanding)	$10.00
See notes to financial statements.

AB CarVal Credit Opportunities Fund
Statement of Operations
For the period January 2, 2024 (Inception) to January 26, 2024

Expenses
Organizational expenses	$799,365

Total expenses	799,365

Less: expenses waived or reimbursed by the Adviser	(799,365)

Net expenses	$—

See notes to financial statements.

AB CarVal Credit Opportunities Fund
Statement of Changes in Net Assets
For the period January 2, 2024 (Inception) to January 26, 2024

Capital Stock Transactions
Net increase	$100,000

Net Assets
Beginning of period	—

End of period	$100,000

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Note A
Formation and Organization
The AB CarVal Credit Opportunities Fund (the “Fund”) which was formed on January 2, 2024, is organized as a Delaware statutory trust. It is expected that the Fund will register as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified,
closed-end
management investment company, that intends to operate as an interval fund. The Fund offers Advisor Class shares. The Fund has applied for exemptive relief from the Securities and Exchange Commission (“SEC”) to issue multiple classes of shares, however this relief has not yet been granted. Upon receiving this relief, the Fund intends to offer additional classes of shares, certain of which may be subject to asset-based distribution fees and early-withdrawal fees as applicable. Advisor Class shares are not being registered under the Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any of the States of the United States, since such shares will be issued solely in private placement transactions. Investment in the Fund may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance of 10,000 common shares of beneficial interest to the Fund’s investment adviser, on January 26, 2024.
The investment adviser to the Fund is AB CarVal Investors, L.P. (the “Adviser”), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the supervision of the Board of Trustees (the “Board”), the Adviser is responsible for the day-to-day
management of investments for the Fund.
The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund intends to invest at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of credit investments, which include directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets and structured investments. Upon commencement of operations, the Fund intends to acquire its initial credit investments from a private fund managed by the Adviser through a reorganization.
Note B
Significant Accounting Policies
The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, Financial Services - Investment Companies. The Fund maintains its financial records in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund.
1. Organizational and Offering Costs
Organizational and offering costs of the Fund are initially being paid by the Adviser on behalf of the Fund. Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services, statutory seed audit and other fees pertaining to the Fund’s organization. Any organizational costs paid by the Adviser will be recorded as a Payable to Adviser – organizational expenses in the Statement of Assets and Liabilities. These costs are expensed as incurred by the Fund.
Offering costs may include, among other things, legal, printing and other expenses pertaining to the offering of the Fund. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser – deferred offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter, these offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

The Adviser will reimburse the Fund’s organizational costs and the initial offering costs associated with the Fund’s continuous offering of Shares pursuant to the expense limitation agreement, as described in Note C, between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement, and the recoupment is made within three years from the date the amount was initially waived or reimbursed.
As of January 26, 2024, organizational expenses of approximately $799,365 have been incurred by the Adviser and may be subject to future reimbursement by the Fund.
As of January 26, 2024, deferred offering costs of $640,674 have been incurred by the Adviser and may be subject to future reimbursement by the Fund.
2. Taxes
The Fund intends to elect to be taxed as a regulated investment company (“RIC”) under the requirements of the Internal Revenue Code. To qualify as a RIC, the Fund must meet certain organizational and operational requirements around income and asset diversification as described in the Internal Revenue Code. As required to be a RIC, the Fund intends to distribute to its shareholders at least (i) 90% of its investment company taxable income (including certain adjustments) and (ii) 90% of its net tax-exempt
income for the taxable year. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. The Fund will be subject to income tax on any taxable income or gains that it does not distribute to its shareholders.
The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.
3. Cash and Cash Equivalents
Cash and cash equivalents consists primarily of bank deposits.
4. Fund Valuation
Upon commencement of operations, the net asset value (“NAV”) of the Fund’s Shares will be calculated daily on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. NAV per Share is calculated by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding.
5. Issuance of Shares
The Fund will initially offer one class of shares, Advisor Class shares, however, the Fund has applied for exemptive relief from the SEC to issue additional share classes.
Subscriptions will be accepted by the Fund when an executed subscription agreement is received and the Fund has made a determination the investor satisfies all of the terms and conditions of the subscription agreement, including the qualification as an “accredited investor” as defined in Regulation D under the 1933 Act. An investor will become a Shareholder, and the shares will be issued as of the date of settlement. The number of shares issued to an investor will be calculated based on the NAV per Share in effect on the date the Fund receives the subscription.
As no public market exists for the shares currently, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program.
6. Repurchase of Shares
The Fund intends to conduct quarterly repurchase offers to repurchase between 5% and 25% of its outstanding Shares at NAV, as determined by the Board. The quarterly repurchases will commence in the months of January, April, July and October.
The Fund will determine the NAV applicable to repurchases on the repurchase request deadline. The Fund expects to distribute payment to Shareholders between one and three business days after the repurchase pricing date.

If Shareholders tender for repurchase more than the repurchase offer amount determined by the Board, the Fund will repurchase the Shares on a pro-rata
basis.
7. Distributions
The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares will be issued pursuant to the DRIP at their NAV. If a Shareholder has elected to “opt out” that Shareholder will receive cash dividends or other distributions.
The Fund intends to make a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses, as required by the rules to maintain its status as a RIC.
Note C
Advisory Fee and Other Transactions with Affiliates
Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets.
The Adviser and the Fund intend to enter into an expense limitation agreement. It is expected that pursuant to the expense limitation agreement, the Adviser will contractually agree to reimburse expenses (exclusive of management fees, distribution and/or servicing fees, investment-related expenses, borrowing related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses and other extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.
AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of AllianceBernstein, L.P., acts as the Fund’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and repurchase of Fund Shares and disburses dividends and other distributions to Fund Shareholders.
Note D
Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

APPENDIX A
PROXY VOTING POLICY AND PROCEDURES

PROXY VOTING POLICY AND PROCEDURES
Policy Version Adopted: 02/16/2023
Last Reviewed: 02/16/2023
Responsible for Content: Compliance
Policy Objectives
The aims of this Policy are to clarify AB CarVal’s process for voting proxies, ensure that AB CarVal votes proxies in the best interests of its funds, and establish procedures for responding to investor requests regarding proxy votes.
Policy Overview
AB CarVal will strive to vote proxies in a manner that maximizes value for its funds. This Policy addresses a range of matters, including:

•	Procedures to receive and assess proxy voting materials, including identifying and resolving conflicts of interest.

•	Procedures to submit and maintain records of proxy votes.

•	Notice of class actions. AB CarVal will determine whether it is in the best interest of the funds to participate in or opt out of any class action settlements.

•	Procedures for responding to requests by investors to review proxy votes. All such requests must be reported promptly to the Compliance Department and the Head of Capital Formation.

•	Disclosures in Form ADV.

•	AB CarVal’s policy to reveal to investors (but not unrelated third parties) how it has voted on a proxy, but only after the proxies have been counted at a shareholders’ meeting.

•
Employees’ obligation to inform Compliance if they receive a solicitation to vote proxies on behalf of the funds, or if a person inside or outside of AB CarVal attempts to influence proxy voting in a manner inconsistent with this Policy.

Policy

A.	Issue
Rule
206(4)-6
under the Advisers Act requires every investment adviser who exercises voting authority with respect to investor securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its funds. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Investors upon request. Lastly, the Rule requires that the adviser disclose to investors how they may obtain information on how the adviser voted their proxies.
AB CarVal votes proxies for its funds, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

B.	Risks
In developing this policy and procedures, AB CarVal considered numerous risks associated with its voting of investor proxies. This analysis includes risks such as:

•	Proxies are not voted in the best interests of the funds.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between AB CarVal’s interests and those of the Fund are not identified and, as a result, proxies are not voted appropriately.

•	Proxy voting records and investor requests to review proxy votes are not maintained.

•	Decisions about how to vote proxies are influenced inappropriately by AB CarVal employees or other persons who solicit AB CarVal to vote in a particular way.
AB CarVal has established the following guidelines in order to mitigate these risks.

C.	Principles and Procedures
Proxies are an asset, which should be treated by AB CarVal with the same care, diligence, and loyalty as any other asset. Accordingly, it is the policy of AB CarVal to vote proxies in the interest of maximizing value for AB CarVal’s Funds. The following principles and procedures serve this overarching policy aim.

1.	To ensure that it is aware of all proxies, AB CarVal shall ensure that it is the designated party to receive proxy voting materials from companies, intermediaries, prime brokers, and brokers.

2.	The operations team shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

3.
AB CarVal shall reasonably assess any material conflicts between AB CarVal’s interests and those of its funds with respect to proxy voting by considering the situations identified in AB CarVal’s Conflicts of Interest Policy. If the investment team or operations team has identified a conflict of interest, the Compliance Department should be notified promptly, and the following process will be followed:

a.
The investment team shall identify the issuer and proposal to be considered, the conflict of interest that has been detected, the vote that they believe is in the interest of the respective fund, and the reasons for this conclusion.

b.
Compliance will then consider the proposal by reviewing the proxy voting materials and any additional documentation necessary in determining the appropriate vote. AB CarVal will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

4.
AB CarVal is not required to vote every proxy but shall at no time ignore or neglect its proxy voting responsibilities. There may be times when abstaining from voting is in the best interest of a fund, such as when AB CarVal’s analysis of a particular proxy reveals that the cost of voting the proxy may exceed the expected benefit to the fund (e.g., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). The rationale for “abstain” votes will be documented and the documentation will be maintained.

5.	The operations team shall submit proxy votes in a timely manner through Broadridge or the relevant prime brokerage, with the choice of voting channel at the discretion of the operations team.

6.
For all proxies voted through Broadridge, the operations team is able to pull a summary of all votes cast for a specified time period off of the Broadridge website. The operations team will maintain records of votes cast outside of Broadridge, including the following information:

a.	The name of the issuer of the portfolio security;

b.	The exchange ticker symbol of the portfolio security;

c.	The CUSIP number for the portfolio security;

d.	The shareholder meeting date;

e.	The number of shares AB CarVal is voting on firm-wide;

f.	A brief identification of the matter voted on;

g.	Whether the matter was proposed by the issuer or by a security holder;

h.	Whether or not AB CarVal cast its vote on the matter;

i.	How AB CarVal cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

j.	Whether AB CarVal cast its vote with or against management.

7.
The operations team will maintain any document created by AB CarVal that was material to making a proxy voting decision, or that memorialized the basis of such a decision, for a period of not less than six (6) years, the first two (2) years at its principal place of business. In the event that AB CarVal votes the same proxy in two directions, it shall maintain documentation to support its voting.

D.	Procedures for AB CarVal’s Receipt of Class Action Notices
AB CarVal recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care.
If class action documents are received by AB CarVal on behalf of its Funds, AB CarVal will ensure that the funds either participate in, or opt out of, any class action settlements received. For positions held at the Custodian (Northern Trust), the Custodian will automatically participate in class action settlements on behalf of clients for certain jurisdictions (US, Canada, and potentially the Netherlands). However, other jurisdictions and exceptions will be referred from NT to AB CarVal who will then be responsible for determining and documenting the decision on whether to participate in the class action. The investment professional responsible for managing the investment in the company will determine the action to be taken in response to class action notices, based on the best interests of the funds. If AB CarVal opts out of a class action settlement, AB CarVal will maintain documentation of any cost/benefit analysis to support its decision.

E.	Disclosures to Clients and Investors
AB CarVal includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that clients and investors can obtain a copy of these policies and procedures and information about how proxies were voted by contacting ADVrequest@carval.com.
Any request for information about proxy voting or class actions should be forwarded promptly to the Compliance Department and Head of the Capital Formation Group. The Capital Formation Group will record the identity of the investor, the date of the request, and the action taken as a result of the request, in a suitable place.
Any report disseminated to an investor will contain the following legend:
“This report contains the full proxy voting record of AB CarVal. If securities of a particular issuer were held by the Fund on the date of the shareholder meeting indicated, the proxy was voted in the direction indicated.”
As a matter of policy, AB CarVal does not disclose how it may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholders’ meeting. AB CarVal does not disclose the way it voted proxies to unrelated third parties without a legitimate need to know such information.

F.	Proxy Solicitation and Attempts to Influence Proxy Voting
Employees must promptly inform the Compliance Department of the receipt of any solicitation from any person to vote proxies on behalf of funds. At no time may any employee accept any remuneration in the solicitation of proxies. The Compliance Department shall handle all responses to such solicitations.
Employees shall promptly report to the Compliance Department any attempts by others within AB CarVal to influence the voting of proxies in a manner that is inconsistent with this Policy. Further, employees shall report to Compliance any attempts by persons or entities outside AB CarVal to influence the voting of fund proxies. The Compliance Department may then elect to report the attempt to senior executives and/or the Audit and Compliance Committee.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part A of this Registration Statement.

(2)	Exhibits:

	(a)	(1) Certificate of Trust dated January 2, 2024.(1)

(2) Initial Declaration of Trust dated December 22, 2023.(1)

(3) Amended and Restated Declaration of Trust dated January 18, 2024.(1)

	(b)	Bylaws dated January 18, 2024.(1)

	(c)	Not applicable.

	(d)	Multiple Class Plan.(1)

	(e)	Dividend Reinvestment Plan.(1)

	(f)	Not applicable.

	(g)	Investment Advisory Agreement between Registrant and AB CarVal Investors, L.P.(1)

	(h)	(1) Distribution Services Agreement.(1)

(2) Distribution and Shareholder Services Plan—See Exhibit (h)(1)

(3) Broker-Dealer Selling Agreement.(1)

	(i)	Not applicable.

	(j)	Custody Agreement between Registrant and the Northern Trust Company.(1)

	(k)	(1) Transfer Agency and Service Agreement between Registrant and AllianceBernstein Investor Services, Inc.(1)

(2) Administrative Reimbursement Agreement between Registrant and AB CarVal Investors, L.P.(1)

(3) Sub-Administration and Accounting Agreement between AB CarVal Investors, L.P. and State Street Bank and Trust Company(1)

(4) Expense Limitation Agreement between Registrant and AB CarVal Investors, L.P.(1)

(5) Form of Subscription Agreement(1)

	(l)	Not applicable.

	(m)	Not applicable.

	(n)	Not applicable.

	(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant.(1)

(2) Code of Ethics of AB CarVal Investors, L.P.(1)

(3) Code of Business Conduct and Ethics of AllianceBernstein Investments, Inc. (principal underwriter of the Fund).(1)

(s)	Not applicable.

(1)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance or Distribution

All figures are estimates:

Registration fees	$–
Printing fees	$26,000
Accounting fees and expenses	$20,000
Legal fees and expense	$1,320,240
Miscellaneous	$–

Total Fees	$1,366,240

Item 28. Persons Controlled by or Under Common Control with the Registrant

None

Item 29. Number of Holders of Securities

As of February 22, 2024:

Title of Class	Number of Record Holders
Common shares of beneficial interest, no par value per share	1

Item 30. Indemnification

Reference is made to Article VII of the Amended and Restated Declaration of Trust. The Amended and Restated Declaration of Trust is incorporated by reference to Exhibit (a)(3).

In addition, the Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Item 31. Business and Other Connections of Investment Advisor

See “Management” in the Statement of Additional Information. Information as to the directors and officers of AB CarVal Investors, L.P., the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of State Street Bank and Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, and AB CarVal Investors, L.P., 1601 Utica Ave South, Suite 1000, Minneapolis, MN 55416.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota, on the 22nd day of February, 2024.

AB CarVal Credit Opportunities Fund (A Delaware statutory trust)

By:	/s/ James Ganley
James Ganley
President and Principal Executive Officer

EXHIBIT INDEX

(a)(1)	Certificate of Trust

(a)(2)	Initial Declaration of Trust

(a)(3)	Amended and Restated Declaration of Trust

(b)	Bylaws

(d)	Multiple Class Plan

(e)	Dividend Reinvestment Plan

(g)	Investment Advisory Agreement between Registrant and AB CarVal Investors, L.P.

(h)(1)	Distribution Services Agreement

(h)(3)	Broker-Dealer Selling Agreement

(j)	Custody Agreement between Registrant and the Northern Trust Company

(k)(1)	Transfer Agency and Service Agreement between Registrant and AllianceBernstein Investor Services, Inc.

(k)(2)	Administrative Reimbursement Agreement between Registrant and AB CarVal Investors, L.P.

(k)(3)	Sub-Administration and Accounting Agreement between AB CarVal Investors, L.P. and State Street Bank and Trust Company

(k)(4)	Expense Limitation Agreement between Registrant and AB CarVal Investors, L.P.

(k)(5)	Form of Subscription Agreement

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of AB CarVal Investors, L.P.

(r)(3)	Code of Business Conduct and Ethics of AllianceBernstein Investments, Inc.